STATE FARM MUTUAL FUND TRUST

October 1, 2007 Supplement to the Prospectuses Dated May 1, 2007

The information in this Supplement updates information in, and should be read in conjunction with, each of State Farm Mutual Fund Trust’s three Prospectuses (except as noted below).

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The International Equity Fund intends to invest up to 10% of its net assets at the time of investment in companies located in emerging or developing markets, such as Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, Turkey, and Venezuela. The risks associated with investments in emerging or developing markets are discussed in the Prospectuses under the sub-heading of, “Foreign Investing Risks.”

•	The State Farm LifePath Funds may invest in the following additional Underlying Fund:

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iShares MSCI Canada Index Fund, which seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of publicly traded securities in the Canadian market, as measured by the MSCI Canada Index. The MSCI Canada Index is a capitalization-weighted index that aims to capture 85% of the publicly available total market capitalization of companies located in Canada. The Fund uses a representative sampling strategy to try to track the MSCI Canada Index.

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The Investment Advisory and Management Services Agreement between State Farm Mutual Fund Trust and State Farm Investment Management Corp. was amended to provide that State Farm Mutual Fund Trust will pay investment advisory and management services fees to State Farm Investment Management Corp. monthly rather than quarterly.

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For the Class A, Class B, Legacy Class A and Legacy Class B Prospectus Only, the Small Cap Index Fund experienced the following average annual total returns for the 5-year period ended December 31, 2006:

	As Reported in the May 1, 2007 Prospectus	As Corrected
Return After Taxes on Distributions—Legacy Class A	8.98%	8.97%
Return After Taxes on Distributions and Sale of Fund Shares—Legacy Class A	9.75%	8.25%

Please retain this Supplement for future reference.

120-6345 F.5

STATE FARM MUTUAL FUND TRUST

STATE FARM EQUITY FUND

STATE FARM SMALL/MID CAP EQUITY FUND

STATE FARM INTERNATIONAL EQUITY FUND

STATE FARM S&P 500® INDEX FUND

STATE FARM SMALL CAP INDEX FUND

STATE FARM INTERNATIONAL INDEX FUND

STATE FARM EQUITY AND BOND FUND

STATE FARM BOND FUND

STATE FARM TAX ADVANTAGED BOND FUND

STATE FARM MONEY MARKET FUND

STATE FARM LIFEPATH® INCOME FUND

STATE FARM LIFEPATH 2010® FUND

STATE FARM LIFEPATH 2020® FUND

STATE FARM LIFEPATH 2030® FUND

STATE FARM LIFEPATH 2040® FUND

Three State Farm Plaza

Bloomington, Illinois 61791-0001

(800) 447-4930

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2007 and as supplemented October 1, 2007

This Statement of Additional Information (SAI) is not a prospectus but provides information that you should read in conjunction with the State Farm Mutual Fund Trust prospectus (the “Prospectus”) dated the same date as this SAI. The audited financial statements for State Farm Mutual Fund Trust for the period ended December 31, 2006 are incorporated into this SAI by reference from the Trust’s annual report to shareholders. You may obtain a copy of the Prospectus, the annual report or the semi-annual report at no charge by writing or telephoning State Farm Mutual Fund Trust at the address or telephone number shown above.

INFORMATION ABOUT THE FUNDS

State Farm Mutual Fund Trust (the “Trust”) is an open-end management investment company organized as a business trust under the laws of the State of Delaware on June 8, 2000. The Trust consists of fifteen separate funds, each of which has its own investment objective, investment policies, restrictions and risks. This SAI relates to all of the Trust’s fifteen funds (each a “Fund,” and collectively, the “Funds”).

The Trust issues a separate series of shares of beneficial interest for each Fund representing fractional undivided interests in that Fund. As described in the section of the Prospectus entitled “Dividends, Distributions and Taxes,” when you invest in a Fund you become entitled to a pro-rata share of all dividends and distributions arising from the net income and capital gains on investments of that Fund. Likewise, you share pro-rata in any losses of that Fund. Each Fund offers its shares in five classes: Class A, Class B, Legacy Class A, Legacy Class B and Institutional Shares. Each Fund, except the Tax Advantaged Bond Fund, also offers its shares in three additional classes: R-1, R-2 and R-3. This SAI relates to all classes of shares.

Six of the Funds—State Farm S&P 500® Index Fund, State Farm LifePath® Income Fund, State Farm LifePath 2010® Fund, State Farm LifePath 2020® Fund, State Farm LifePath 2030® Fund and the State Farm LifePath 2040® Fund1 (together, the five State Farm LifePaths Funds will be referred to as “LifePath Funds”)—seek to achieve their respective investment objectives by investing all of their assets in a separate portfolio (a “Master Portfolio”) of Master Investment Portfolio (the “Master Fund”), an open-end management investment company (as shown below) having the same investment objective as the corresponding Fund.

Fund	Corresponding Master Portfolio
State Farm S&P 500 Index Fund	S&P 500 Index Master Portfolio
State Farm LifePath Income Fund	LifePath Retirement Master Portfolio
State Farm LifePath 2010 Fund	LifePath 2010 Master Portfolio
State Farm LifePath 2020 Fund	LifePath 2020 Master Portfolio
State Farm LifePath 2030 Fund	LifePath 2030 Master Portfolio
State Farm LifePath 2040 Fund	LifePath 2040 Master Portfolio

Each Master Portfolio in which a LifePath Fund invests, in turn invests in a combination of stock, bond and money market funds (the “Underlying Funds”) as shown below.

Underlying Funds

Master Fund Active Stock Master Portfolio

Master Fund CoreAlpha Bond Master Portfolio

iShares S&P Small Cap 600 Index Fund

iShares S&P 500 Index Fund

iShares S&P MidCap 400 Index Fund

iShares Russell 2000 Index Fund

iShares Russell MidCap Index Fund

iShares Cohen & Steers Realty Majors Index Fund

iShares MSCI EAFE Index Fund

iShares MSCI Emerging Markets Index Fund

iShares MSCI Canada Index Fund

iShares Lehman U.S. Aggregate Bond Fund

iShares Lehman TIPS Bond Fund

Barclays Global Investors Institutional Money Market Fund

iShares Lehman 1-3 Year Credit Bond Fund

iShares Lehman 1-3 Year Treasury Bond Fund

iShares Lehman 3-7 Year Treasury Bond Fund

iShares Lehman 7-10 Year Treasury Bond Fund

iShares Lehman 10-20 Year Treasury Bond Fund

iShares Lehman 20+ Year Treasury Bond Fund

iShares Lehman Credit Bond Fund

iShares Lehman Government/Credit Bond Fund

iShares Lehman Intermediate Credit Bond Fund

iShares Lehman Intermediate Government/Credit Bond Fund

iShares Lehman MBS Fixed-Rate Bond Fund

iShares Lehman Short Treasury Bond Fund

[1]

LifePath®, LifePath 2010®, LifePath 2020®, LifePath 2030® and LifePath 2040® are registered trademarks of Barclays Global Investors, N.A. (“BGI”). BGI has granted the Trust a non-exclusive license to use the name “LifePath.” If the license agreement is terminated, the Trust, at BGI’s request, will cease using the LifePath name.

Description of the Underlying Funds. Two of the Underlying Funds—the Active Stock Master Portfolio and the CoreAlpha Bond Master Portfolio—are actively managed, diversified portfolios of the Master Fund. The Active Stock Master Portfolio seeks to provide long-term capital appreciation. As discussed in the Funds’ Prospectus, Barclays Global Fund Advisors (“BGFA”), investment advisor to the Master Fund, invests the Active Stock Master Portfolio’s assets using a proprietary quantitative model that is designed to select stocks based on an analysis of a wide range of company-specific factors.

The CoreAlpha Bond Master Portfolio seeks to provide a combination of income and capital growth. As discussed in the Funds’ Prospectus, BGFA invests the CoreAlpha Bond Master Portfolio’s assets pursuant to a systematic method that relies on proprietary quantitative models to allocate assets among various bond sectors by evaluating each sector’s relative value and risk-adjusted return.

The remaining Underlying Funds—other than the Barclays Global Investors Institutional Money Market Fund (the “Underlying Money Market Fund”)—are exchange-traded funds (“ETFs”) that are part of the iShares family of funds (“Underlying iShares Funds”) offered by BGFA. Each Underlying iShares Fund seeks to achieve its objective by investing in securities of the relevant underlying index, and are thus commonly known as “index funds.” As a result, adverse performance of a particular security in an Underlying iShares Fund’s portfolio will ordinarily not result in the elimination of the security from the portfolio. Each Underlying iShares Fund offers and issues iShares at their net asset value (“NAV”) per share only in aggregations of a specified number of iShares (each a “Creation Unit”), generally in exchange for a basket of equity or fixed-income securities included in its Underlying Index (the “Deposit Securities”), together with the deposit of a specified cash payment. The iShares for these Underlying iShares Funds are listed and traded on the American Stock Exchange (“AMEX” or “Listing Exchange”), and also may be listed on certain non-U.S. exchanges.

Each Fund (including the S&P 500 Index Fund and the LifePath Funds through their investment in the Master Portfolios, and the Equity and Bond Fund through its investment in the Equity Fund and the Bond Fund) is “diversified” as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”). State Farm Investment Management Corp. (the “Manager”) is the investment adviser to each of the Funds, and BGFA serves as the investment adviser to Master Fund and also serves as the investment adviser to each of the Underlying Funds, except for the Barclays Global Investors Institutional Money Market Fund, which invests all its assets in a corresponding Master Portfolio that is also managed by BGFA.

The Manager has entered into agreements with investment sub-advisers for some of the Funds as set forth below:

Fund	Sub-adviser(s)
Equity Fund	Capital Guardian Trust Company (“Capital Guardian”)
Small/Mid Cap Equity Fund	Bridgeway Capital Management, Inc. (“Bridgeway”) and Rainier Investment Management, Inc. (“Rainier”)
International Equity Fund	Capital Guardian
Small Cap Index Fund	Northern Trust Investments, N.A. (“Northern Trust”)
International Index Fund	Northern Trust

INVESTMENT OBJECTIVES

The investment objective of each Fund is set forth and described in the Prospectus. The investment objective of each Fund may be changed by the Board of Trustees of the Trust without the approval of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of each Fund. Should the investment objective of any Fund change, the Trust will provide investors with sixty days’ prior notice of the change.

INVESTMENT TECHNIQUES AND RISKS—NON-LIFEPATH FUNDS

The discussion of investment techniques and risks is first presented with respect to the State Farm Equity Fund, State Farm Small/Mid Cap Equity Fund, State Farm International Equity Fund, State Farm S&P 500 Index Fund, State Farm Small Cap Index Fund, State Farm International Index Fund, State Farm Equity and Bond Fund, State Farm Bond Fund, State Farm Tax Advantaged Bond Fund and the State Farm Money Market Fund (collectively the “Non-LifePath Funds”). The SAI then covers investment techniques and risks for the LifePath Funds.

In addition to the investment objective of each Non-LifePath Fund, the policies and certain techniques by which such Funds pursue their objectives are generally set forth in the Prospectus. This section is intended to augment the explanation set forth in the Prospectus.

To the extent set forth in this SAI, the S&P 500 Index Fund through its investment in a corresponding Master Portfolio may invest in the securities described below. To avoid the need to refer to both the S&P 500 Index Fund and its corresponding Master Portfolio in every instance, the following sections generally refer to the Funds or the S&P 500 Index Fund only.

EQUITY SECURITIES

Each of the S&P 500 Index Fund, the Small Cap Index Fund, the International Index Fund (collectively the “Equity Index Funds”), the Equity Fund, Small/Mid Cap Equity Fund, International Equity Fund, and the Equity and Bond Fund (through the Equity Fund), invest in common stocks, which represent an equity interest (ownership) in a business. This ownership interest often gives these Funds the right to vote on measures affecting the company’s organization and operations. These Funds also invest in other types of equity securities, including preferred stocks and securities convertible into common stocks (discussed below). Over time, common stocks historically have provided superior long-term capital growth potential. However, stock prices may decline over short or even extended periods. Stock markets tend to move in cycles, with periods of rising stock prices and periods of falling stock prices. As a result, these Funds should be considered long-term investments, designed to provide the best results when held for several years or more. These Funds may not be suitable investments if you have a short-term investment horizon or are uncomfortable with an investment whose value is likely to vary substantially.

The Small/Mid Cap Equity Fund’s and the Small Cap Index Fund’s investments in smaller capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. For example, smaller companies often have limited product lines, markets, or financial resources, may be dependent for management on one or a few key persons, and can be more susceptible to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts, and may be subject to wider price swings, thus creating a greater chance of loss than securities of larger capitalization companies. In addition, transaction costs in stocks of smaller capitalization companies may be higher than those of larger capitalization companies.

Because the Small/Mid Cap Equity Fund and Small Cap Index Fund emphasize the stocks of issuers with smaller market capitalizations, each can be expected to have more difficulty obtaining information about the issuers or valuing or disposing of its securities than it would if it were to concentrate on more widely held stocks.

DEBT SECURITIES

Under normal circumstances, the Bond Fund, Equity and Bond Fund (through its investment in the Bond Fund) and Tax Advantaged Bond Fund may invest in debt securities of corporate and governmental issuers, including “investment grade” securities (securities within the four highest grades (AAA/Aaa to BBB/Baa) assigned by Standard and Poor’s Corporation (“S&P”) or Moody’s Investor Services, Inc. (“Moody’s”)) and lower-rated securities (securities rated BB or lower by S&P or Ba or lower by Moody’s, commonly called “junk bonds”), and securities that are not rated, but are of comparable quality. See APPENDIX A for a Description of Bond Ratings.

The risks inherent in debt securities depend primarily on the term and quality of the obligations in a Fund’s portfolio as well as on market conditions. In general, a decline in the prevailing levels of interest rates generally increases the value of debt securities, while an increase in rates usually reduces the value of those securities.

Investment in lower grade securities involves greater investment risk, including the possibility of issuer default or bankruptcy. An economic downturn could severely disrupt the market for such securities and adversely affect the value of such securities. In addition, such securities are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds may experience difficulty in making their principal and interest payments.

In addition, lower grade securities may be less marketable than higher-quality debt securities because the market for them is less broad. The market for unrated debt securities is even narrower. During periods of thin trading in these markets, the spread between bid and ask prices is likely to increase significantly, and a Fund may have greater difficulty selling its portfolio securities. Adverse publicity and investor perceptions may negatively affect the market value and liquidity of these securities.

The S&P 500 Index Fund may purchase debt securities that are not rated if, in the opinion of BGFA, the investment adviser for the S&P 500 Index Master Portfolio, such obligation is of investment quality comparable to other rated investments that are permitted to be purchased by the S&P 500 Index Fund. After purchase by the S&P 500 Index Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the S&P 500 Index Fund. Neither event will require a sale of such security by the S&P 500 Index Fund, provided that the amount of such securities held by the S&P 500 Index Fund does not exceed 5% of the S&P 500 Index Fund’s net assets. To the extent the ratings given by Moody’s or by S&P may change as a result of changes in such organizations or their rating systems, the S&P 500 Index Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Prospectus and in this Statement of Additional Information.

The S&P 500 Index Fund is not required to sell downgraded securities, and it could hold up to 5% of its net assets in debt securities rated below “Baa” by Moody’s or below “BBB” by S&P or if unrated, low quality (below investment grade) securities.

CONVERTIBLE SECURITIES

The Bond Fund may invest up to 20% of its total assets in convertible securities. Convertible securities may include corporate notes or preferred stock, but are ordinarily a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock.

Convertible securities generally rank senior to common stock in an issuer’s capital structure and may entail less risk of declines in market value than the issuer’s common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security. In evaluating a convertible security, the Manager usually gives primary emphasis to the attractiveness of the underlying common stock.

U.S. GOVERNMENT SECURITIES

Each of the Funds may purchase securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities (“U.S. Government Securities”). Some U.S. Government Securities, such as Treasury bills, notes and bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others, such as obligations issued or guaranteed by U.S. Government agencies, authorities or instrumentalities are supported either by (a) the full faith and credit of the U.S. Government (such as securities of the Small Business Administration), (b) the right of the issuer to borrow from the Treasury (such as securities of the Federal Home Loan Banks), (c) the discretionary authority of the U.S. Government to purchase the agency’s obligations (such as securities of the Federal National Mortgage Association), or (d) only the credit of the issuer. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies, authorities or instrumentalities in the future. Accordingly, securities issued by an agency are subject to default, and are also subject to interest rate and prepayment risks.

U.S. Government Securities may also include zero coupon securities. Zero coupon securities are issued and traded at a discount and do not entitle the holder to any periodic payments of interest prior to maturity and, for this reason, may trade at a deep discount from their face or par value and may be subject to greater fluctuations in market value than ordinary debt obligations of comparable maturity. With zero coupon securities there are no cash distributions to reinvest, so investors bear no reinvestment risk if they hold the zero coupon securities to maturity; holders of zero coupon securities, however, forego the possibility of reinvesting at a higher yield than the rate paid on the originally issued security. With zero coupon securities there is no reinvestment risk on the principal amount of the investment. When held to maturity, the entire return from such instruments is determined by the difference between such instrument’s purchase price and its value at maturity.

Securities guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities are considered to include (a) securities for which the payment of principal and interest is backed by a guarantee of, or an irrevocable letter of credit issued by, the U.S. Government, its agencies, authorities or instrumentalities and (b) participation in loans made to foreign governments or their agencies that are so guaranteed. The secondary market for certain of these participations is limited. Such participations may therefore be regarded as illiquid.

INVESTMENT COMPANIES AND EXCHANGE TRADED FUNDS

The non-LifePath Funds may invest in securities issued by other open-end and closed end, management investment companies, including investment companies that are affiliated with the Master Fund and its advisor,

BGFA, to the extent permitted under the 1940 Act. As a general matter, under the 1940 Act, investment in such securities is limited to: (i) 3% of the outstanding voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company and (iii) 10% of the Fund’s total assets with respect to all such companies in the aggregate. To the extent allowed by law or regulation, each Fund may invest its assets in securities of money market funds, including those advised by the Manager, BGFA or affiliates of such companies, in excess of the limits discussed above. Investments in the securities of other investment companies generally will involve duplication of advisory fees and certain other expenses.

The non-LifePath Funds may purchase shares of exchange traded funds (“ETFs”), which present the risks discussed below.

An Equity Index Fund may invest in ETFs for the same reason it would purchase (and as an alternative to purchasing) futures contracts—to obtain relatively low-cost exposure to the stock market while maintaining flexibility to meet its liquidity needs. ETF shares enjoy several advantages over futures. Depending on the market, the holding period, and other factors, ETF shares can be less costly than futures. In addition, ETF shares can be purchased for smaller sums and offer exposure to market sectors and styles for which there is no suitable or liquid futures contract. The S&P 500 Index Fund may invest a small portion of its assets in shares of ETFs that are advised by BGFA. BGFA will receive investment advisory fees at both the S&P 500 Index Fund level and the ETF level for investments by the S&P 500 Index Fund in shares of an ETF advised by BGFA. Because most ETFs are investment companies, an Equity Index Fund’s purchases of ETF shares generally are subject to the 3/5/10% limitations described above.

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate within a wide range, and a non-LifePath Fund could lose money investing in an ETF if the prices of the stocks owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of the ETF’s shares may trade at a discount to their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

FLOATING- AND VARIABLE-RATE OBLIGATIONS

The S&P 500 Index Fund may purchase floating- and variable-rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of thirteen months, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding thirteen months. Variable rate demand notes include master demand notes that are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days’ notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank’s prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund’s right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and the S&P 500 Index Fund may invest in obligations which are not so rated only if BGFA determines that, at the time of investment, the obligations are of comparable quality to the other obligations in which the S&P 500 Index Fund may invest. BGFA, on behalf of the S&P 500 Index Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in the Fund’s portfolio. The S&P 500 Index Fund will not invest more than 10% of the value of its total net assets in floating- or variable-rate demand obligations whose demand feature is not exercisable within seven days. Such obligations may be treated as liquid, provided that an active secondary market exists.

The Tax Advantaged Bond Fund may purchase variable rate demand notes, which are obligations containing a floating or variable interest rate adjustment formula and which are subject to a right of demand for payment of the principal balance plus accrued interest either at any time or at specified intervals. The interest rate on a variable rate demand note may be based on a known lending rate, such as bank’s prime rate, and may be adjusted when such rate changes, or the interest rate may be a market rate that is adjusted at specified intervals. The adjustment formula attempts to maintain the value of the variable rate demand note at approximately the par value of such note at the adjustment date.

In addition, the Tax Advantaged Bond Fund may invest in inverse floaters. An inverse floater is a floating rate debt instrument, the interest rate on which resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage inherent in inverse floaters is associated with greater volatility in market value, such that, during periods of rising interest rates, the market values of inverse floaters will tend to decrease more rapidly than those of fixed rate securities. In addition, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed illiquid securities for purposes of the Fund’s limitations on investment in such securities.

LETTERS OF CREDIT

Certain of the debt obligations (including municipal securities, certificates of participation, commercial paper and other short-term obligations) which the S&P 500 Index Fund may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Letters of credit are not federally insured instruments. Only banks, savings and loan associations and insurance companies which, in the opinion of BGFA, are of comparable quality to issuers of other permitted investments of the S&P 500 Index Fund may be used for letter of credit-backed investments. However, such banks may be unable to honor the letter of credit.

FOREIGN SECURITIES

Each of Equity Fund, Small/Mid Cap Equity Fund, Equity and Bond Fund (through its investment in the Equity Fund), International Equity Fund and International Index Fund invest in foreign securities not publicly traded in the United States. Each of these may invest in foreign securities directly or in the form of American Depositary Receipts (“ADRs”), Canadian Depositary Receipts (“CDRs”), European Depositary Receipts (“EDRs”), International Depositary Receipts (“IDRs”) and Global Depositary Receipts (“GDRs”) or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. Bank or trust company and traded on a U.S. stock exchange, and CDRs are receipts typically issued by a Canadian bank or trust company that evidence ownership of underlying foreign securities. EDRs and IDRs are receipts typically issued by European banks and trust companies, and GDRs are receipts issued by either a U.S. or non-U.S. banking institution, that evidence ownership of the underlying foreign securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs and IDRs in bearer form are designed primarily for use in Europe.

Each of Equity Fund, Small/Mid Cap Equity Fund, Equity and Bond Fund (through its investment in the Equity Fund), International Equity Fund and International Index Fund may invest in Depositary Receipts through

“sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute interestholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts with respect to the deposited securities. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States, and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.

With respect to portfolio securities that are issued by foreign issuers or denominated in foreign currencies, the investment performance of a Fund is affected by the strength or weakness of the U.S. dollar against those currencies. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a yen-denominated stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the yen-denominated stock will fall.

Shareowners should understand and consider carefully the risks involved in foreign investing. Investments in foreign securities are generally denominated in foreign currencies and involve certain considerations comprising both risk and opportunity not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back into the United States; the inability of a Fund to convert foreign currency into U.S. dollars, which would cause the Fund continued exposure to fluctuating exchange rates; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; lack of uniform accounting, auditing, and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility; possible imposition of foreign taxes; possible investment in securities of companies in developing as well as developed countries; and sometimes less advantageous legal, operational, and financial protections applicable to foreign sub-custodial arrangements.

Although the Funds try to invest in companies of countries having stable political environments, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other political, social or diplomatic developments that could adversely affect investment in these countries.

EMERGING MARKETS

Investments in emerging markets securities include special risks in addition to those generally associated with foreign investing. Many investments in emerging markets can be considered speculative, and the value of those investments can be more volatile than in more developed foreign markets. This difference reflects the greater uncertainties of investing in less established markets and economies. Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have not kept pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of a Fund’s assets is uninvested and no return is earned thereon. The inability to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to a Fund due to subsequent declines in the value of those securities or, if a Fund has entered into a contract to sell a security, in possible liability to the purchaser. Costs associated with transactions in emerging markets securities are typically higher than costs associated with transactions in U.S. securities. Such transactions also involve additional costs for the purchase or sale of foreign currency.

Certain foreign markets (including emerging markets) may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if deterioration occurs in an emerging market’s balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. A Fund could be adversely affected by delays in, or a refusal to grant, required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.

The risk also exists that an emergency situation may arise in one or more emerging markets. As a result, trading of securities may cease or may be substantially curtailed and prices for a Fund’s securities in such markets may not be readily available. A Fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the U.S. Securities and Exchange Commission (the “SEC” or the “Commission”). Accordingly, if a Fund believes that appropriate circumstances exist, it will promptly apply to the Commission for a determination that such an emergency is present. During the period commencing from a Fund’s identification of such condition until the date of Commission action, that Fund’s securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Board of Trustees of the Trust or the Board of Trustees of the Master Fund.

Income from securities held by a Fund could be reduced by taxes withheld from that income, or other taxes that may be imposed by the emerging market countries in which the Fund invests. Net asset value of a Fund may also be affected by changes in the rates or methods of taxation applicable to the Fund or to entities in which the Fund has invested. Many emerging markets have experienced substantial rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, certain emerging market countries have imposed wage and price controls. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest or principal on debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through ownership or control of many companies. The future actions of those governments could have a significant effect on economic conditions in emerging markets, which, in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in a Fund’s portfolio. Expropriation, confiscatory taxation, nationalization, political, economic and social instability have occurred throughout the history of certain emerging market countries and could adversely affect Fund assets should any of those conditions recur.

CURRENCY EXCHANGE TRANSACTIONS

The Funds may enter into currency exchange transactions either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market, through a forward currency exchange contract (“forward contract”) or through foreign currency futures contracts.

FORWARD CONTRACTS

A forward contract is an agreement to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks, foreign dealers or broker-dealers, are not traded on an exchange and are usually for less than one year, but may be longer or renewed.

Forward currency transactions may involve currencies of the different countries in which a Fund may invest, and serve as hedges against possible variations in the exchange rate between these currencies. A currency transaction for a Fund is limited to transaction hedging and portfolio hedging involving either specific transactions or actual or anticipated portfolio positions. Transaction hedging is the purchase or sale of a forward contract with respect to specific receivables or payables of a Fund accruing in connection with the purchase or sale of portfolio securities. Portfolio hedging is the use of a forward contract with respect to an actual or anticipated portfolio security position denominated or quoted in a particular currency or country. When a Fund owns or anticipates owning securities in countries whose currencies are linked, the Fund may aggregate such positions as to the currency hedged.

If a Fund enters into a forward contract hedging an anticipated or actual holding of portfolio securities, liquid assets of the Fund, having a value at least as great as the amount of the excess, if any, of the Fund’s commitment under the forward contract over the value of the portfolio position being hedged, will be segregated on the books of the Fund and held by the Fund’s custodian and marked to market daily, while the contract is outstanding.

At the maturity of a forward contract to deliver a particular currency, a Fund may sell the portfolio security related to such contract and make delivery of the currency received from the sale, or it may retain the security and either purchase the currency on the spot market or terminate its contractual obligation to deliver the currency by entering into an offsetting contract with the same currency trader for the purchase on the same maturity date of the same amount of the currency.

It is impossible to forecast precisely the market value of a portfolio security being hedged with a forward currency contract. Accordingly, at the maturity of a contract it may be necessary for a Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency the Fund is obligated to deliver under the forward contract and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if the sale proceeds exceed the amount of currency the Fund is obligated to deliver.

If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. If forward prices decline during the period between entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. If forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force it to cover its commitments for purchase or sale of currency, if any, at the current market price.

FOREIGN CURRENCY EXCHANGE CONTRACTS

In order to protect against a possible loss on investments resulting from a decline or appreciation in the value of a particular foreign currency against the U.S. dollar or another foreign currency or for other reasons, the International Equity Fund and the International Index Fund may enter into forward foreign currency exchange contracts. These contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency exchange contracts do not eliminate fluctuations in the values of portfolio securities but rather allow the International Equity Fund or the International Index Fund to establish a rate of exchange for a future point in time.

When entering into a contract for the purchase or sale of a security, the International Equity Fund or the International Index Fund may enter into a forward foreign currency exchange contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.

With respect to any forward foreign currency contract, it generally will not be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward currency exchange contracts may offer protection from losses resulting from declines or appreciation in the value of a particular foreign currency, they also limit potential gains, which might result from changes in the value of such currency. The International Equity Fund or the International Index Fund also may incur costs in connection with forward foreign currency exchange contracts and conversions of foreign currencies and U.S. dollars.

Liquid assets equal to the amount of the International Equity Fund or the International Index Fund’s assets that could be required to consummate forward contracts will be segregated except to the extent the contracts are otherwise “covered.” The segregated assets will be valued at market or fair value. If the market or fair value of such assets declines, additional liquid assets will be segregated daily so that the value of the segregated assets will equal the amount of such commitments by the International Equity Fund or the International Index Fund. A forward contract to sell a foreign currency is “covered” if the International Equity Fund or the International Index Fund owns the currency (or securities denominated in the currency) underlying the contract, or holds a forward contract (or call option) permitting the Portfolio to buy the same currency at a price that is (i) no higher than the International Equity Fund or the International Index Fund’s price to sell the currency or (ii) greater than the International Equity Fund or the International Index Fund’s price to sell the currency provided the International Equity Fund or the International Index Fund segregates liquid assets in the amount of the difference. A forward contract to buy a foreign currency is “covered” if the International Equity Fund or the International Index Fund holds a forward contract (or call option) permitting the International Equity Fund or the International Index Fund to sell the same currency at a price that is (i) as high as or higher than the International Equity Fund or the International Index Fund’s price to buy the currency or (ii) lower than the International Equity Fund or the International Index Fund’s price to buy the currency provided the International Equity Fund or the International Index Fund segregates liquid assets in the amount of the difference.

STOCK INDEX FUTURES AND OPTIONS ON STOCK INDEX FUTURES CONTRACTS

The Equity Index Funds may invest in stock index futures and options on stock index futures as a substitute for a comparable market position in the underlying securities. A stock index future obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. For stock indexes that are permitted investments, the Equity Index Funds intend to purchase and sell futures contracts on the index for which it can obtain the best price with consideration also given to liquidity. The Equity Index Funds may purchase call and put options on stock index futures contracts of the type which the particular Equity Index Fund is authorized to enter into. Each Equity Index Fund may invest in such options for the purpose of closing out a futures position that has become illiquid.

Options on futures contracts are traded on exchanges that are licensed and regulated by the Commodity Futures Trading Commission. A call option on a futures contract gives the purchaser the right in return for the premium paid (but not the obligation), to purchase a futures contract (assume a “long” position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right (but not the obligation), in return for the premium paid, to sell a futures contract (assume a “short” position), for a specified exercise price, at any time before the option expires.

Unlike entering into a futures contract itself, purchasing options on futures contracts allows a buyer to decline to exercise the option, thereby avoiding any loss beyond forgoing the purchase price (or “premium”) paid for the options. Whether an Equity Index Fund enters into a stock index futures contract, on the one hand, or an option contract on a stock index futures contract, on the other, will depend on all the circumstances, including the particular objective to be achieved and the relative costs, liquidity, availability and capital requirements of such futures and options contracts. Each Equity Index Fund will consider the relative risks involved, which may be quite different. These factors, among others, will be considered in light of market conditions.

The use of stock index futures contracts and options on such futures contracts may entail the following risks. First, although such instruments when used by an Equity Index Fund are intended to correlate with portfolio securities, in many cases the futures contracts or options on futures contracts used may be based on stock indices, the components of which are not identical to the portfolio securities owned or intended to be acquired by the Equity Index Fund. Second, due to supply and demand imbalances and other market factors, the price movements of stock index futures contracts and options thereon may not necessarily correspond exactly to the price movements of the stock indices on which such instruments are based. Accordingly, there is a risk that transactions in those instruments will not in fact offset the impact on the Equity Index Fund of adverse market developments in the manner or to the extent contemplated or that such transactions will result in losses which are not offset by gains with respect to corresponding portfolio securities owned or to be purchased by that Equity Index Fund.

Futures contracts and options are standardized and traded on exchanges, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the primary credit risk on futures contracts is the creditworthiness of the exchange. Futures contracts are also subject to market risk (i.e., exposure to adverse price changes).

To some extent, these risks can be minimized by careful management of these strategies. For example, where price movements in a futures contract are expected to be less volatile than price movements in the related portfolio securities owned or intended to be acquired by an Equity Index Fund, the Equity Index Fund may compensate for this difference by using an amount of futures contracts which is greater than the amount of such portfolio securities. Similarly, where the price movement of a futures contract is anticipated to be more volatile, an Equity Index Fund may use an amount of such contracts which is smaller than the amount of portfolio securities to which such contracts relate.

The risk that the hedging technique used will not actually or entirely offset an adverse change in the value of an Equity Index Fund’s securities is particularly relevant to futures contracts. An Equity Index Fund, in entering into a futures purchase contract, potentially could lose any or all of the contract’s settlement price. In addition, because stock index futures contracts require delivery at a future date of an amount of cash equal to a multiple of the difference between the value of a specified stock index on that date and the settlement price, an algebraic relationship exists between any price movement in the underlying index and the potential cost of settlement to an Equity Index Fund. A small increase or decrease in the value of the underlying index can, therefore, result in a much greater increase or decrease in the cost to the Equity Index Fund.

Although the Equity Index Funds intend to establish positions in these instruments only when there appears to be an active market, there is no assurance that a liquid market for such instruments will exist when it seeks to “close out” (i.e., terminate) a particular stock index futures contract position. Trading in such instruments could be interrupted, for example, because of a lack of either buyers or sellers. In addition, the futures exchanges may suspend trading after the price of such instruments has risen or fallen more than the maximum amount specified by the exchange.

An Equity Index Fund may be able, by adjusting investment strategy in the cash or other contract markets, to offset to some extent any adverse effects of being unable to liquidate a futures position. Nevertheless, in some cases, an Equity Index Fund may experience losses as a result of such inability. Therefore it may have to liquidate other more advantageous investments to meet its cash needs.

Futures Commissions Merchants (“FCMs”) or brokers in certain circumstances will have access to Equity Index Fund assets posted as margin in connection with transactions in stock index futures contracts and options, as permitted under the 1940 Act. An Equity Index Fund will use only FCMs or brokers in whom it has full confidence. BGFA as investment advisor to the S&P 500 Index Master Portfolio and Northern Trust as investment sub-advisor to the Small Cap Index Fund and the International Fund will adopt certain procedures and limitations to reduce the risk of loss of any Equity Index Fund assets which such FCM’s or brokers hold or have access. Nevertheless, in the event of a FCM’s or broker’s insolvency or bankruptcy, it is possible that a Fund could experience a delay or incur costs in recovering such assets or might recover less than the full amount due. Also the value of such assets could decline by the time the Equity Index Fund could effect such recovery.

The success of any Equity Index Fund in using these techniques depends, among other things, on the ability of BGFA and Northern Trust to predict the direction and volatility of price movements in the futures markets as well as the securities markets and on its ability to select the proper type, time, and duration of futures contracts. There can be no assurance that these techniques will produce their intended results. In any event, BGFA and Northern Trust will use stock index futures contracts and options thereon only when it believes the overall effect is to reduce, rather than increase, the risks to which the Equity Index Fund is exposed.

INTEREST RATE FUTURES CONTRACTS AND RELATED OPTIONS

The Bond Fund, Tax Advantaged Bond Fund and the Equity and Bond Fund (through the Bond Fund) may invest in interest rate futures contracts and options on such contracts that are traded on a domestic exchange or board of trade. Such investments may be made by a Fund solely for the purpose of hedging against changes in the value of its portfolio securities due to anticipated changes in interest rates and market conditions, and not for purposes of speculation. A public market exists for interest rate futures contracts covering a number of debt securities, including long-term U.S. Treasury Bonds, ten-year U.S. Treasury Notes, three-month U.S. Treasury Bills, Eurobonds, and three-month domestic bank certificates of deposit. Other financial futures contracts may be developed and traded. The purpose of the acquisition or sale of an interest rate futures contract by a Fund, as the holder of municipal or other debt securities, is to protect the Fund from fluctuations in interest rates on securities without actually buying or selling such securities.

Unlike the purchase or sale of a security, no consideration is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 10% of the contract amount (this amount is subject to change by the board of trade on which the contract is traded and members of such board of trade may charge a higher amount). This amount is known as initial margin and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming that all contractual obligations have been satisfied. Subsequent payments, known as variation margin, to and from the broker, will be made on a daily basis as the price of the index fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as marking-to-market. At any time prior to the expiration of the contract, a Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund’s existing position in the futures contract.

A Fund may not purchase or sell futures contracts or purchase options on futures contracts if, immediately thereafter, more than one-third of its net assets would be hedged, or the sum of the amount of margin deposits on the Fund’s existing futures contracts and premiums paid for options would exceed 5% of the value of the Fund’s total assets. When a Fund enters into futures contracts to purchase an index or debt security or purchase call options, an amount of cash or appropriate liquid securities equal to the national market value of the underlying contract will be segregated to cover the positions, thereby ensuring that the use of the contract is unleveraged.

Although a Fund will enter into futures contracts only if an active market exists for such contracts, there can be no assurance that an active market will exist for the contract at any particular time. Most domestic futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, it will not be possible to close a futures position and, in the event of adverse price movements, a Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. As described above, however, there is no guarantee the price of municipal bonds or of other debt securities will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

If a Fund has hedged against the possibility of an increase in interest rates that would adversely affect the value of municipal bonds or other debt securities held in its portfolio, and rates decrease instead, the Fund will lose part or all of the benefit of the increased value of the securities it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the decline in interest rates. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

In addition, the ability of a Fund to trade in futures contracts and options on futures contracts may be materially limited by the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to a regulated investment company. See “Taxes” below.

A Fund may purchase put and call options on interest rate futures contracts which are traded on a domestic exchange or board of trade as a hedge against changes in interest rates, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee such closing transactions can be effected.

Options on futures contracts, as contrasted with the direct investment in such contracts, give the purchaser the right, in return for the premium paid, to assume a position in futures contracts at a specified exercise price at any time prior to the expiration date of the options. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contracts. The potential loss related to the purchase of an option on interest rate futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of a Fund.

There are several risks in connection with the use of interest rate futures contracts and options on such futures contracts as hedging devices. Successful use of these derivative securities by a Fund is subject to the Manager’s ability to predict correctly the direction of movements in interest rates. Such predictions involve skills and techniques which may be different from those involved in the management of a long-term bond portfolio.

There can be no assurance that there will be a correlation between price movements in interest rate futures, or related options, on the one hand, and price movements in the debt securities which are the subject of the hedge, on the other hand. Positions in futures contracts and options on futures contracts may be closed out only on an exchange or board of trade that provides an active market; therefore, there can be no assurance that a liquid market will exist for the contract or the option at any particular time. Consequently, a Fund may realize a loss on a futures contract that is not offset by an increase in the price of the debt securities being hedged or may not be able to close a futures position in the event of adverse price movements. Any income earned from transactions in futures contracts and options on futures contracts will be taxable. Accordingly, it is anticipated that such investments will be made only in unusual circumstances, such as when the Manager anticipates an extreme change in interest rates or market conditions.

See additional risk disclosure above under “Stock Index Futures Contracts and Options on Stock Index Futures Contracts.”

WARRANTS

The Equity Fund, Small/Mid Cap Equity Fund, International Equity Fund, Bond Fund, Equity and Bond Fund (through its investment in the Bond Fund) and Equity Index Funds may invest in warrants or rights (other than those acquired in units or attached to other securities), which entitle the purchaser to buy equity securities at a specific price for a specific period of time. Warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. The Bond Fund may retain up to 10% of the value of its total assets in common stocks acquired by the exercise of warrants attached to debt securities.

MUNICIPAL BONDS

The Tax Advantaged Bond Fund invests primarily in a diversified selection of municipal bonds (as defined in the Prospectus). The Tax Advantaged Bond Fund may hold bonds with maturities of one to thirty years, although a majority of the Fund’s investments are in municipal bonds with maturities longer than five years.

The obligations of municipal bond issuers are subject to the laws of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. In addition, the obligations of such issuers may become subject to the laws enacted in the future by Congress, state legislatures or referenda extending the time of payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal and interest on its municipal obligations may be materially affected.

The Tax Advantaged Bond Fund may purchase and/or hold advance refunded bonds, which are a unique type of municipal bond. From time-to-time, a municipal bond issuer may choose to advance refund some or all of its outstanding debt by issuing new bonds (“refunding bonds”). The proceeds of the refunding bonds are then used to effectively pay off the outstanding debt (“refunded bonds”) of the issuer. Legal or contractual constraints, however, may prevent the issuer from immediately and directly paying off the refunded bonds in full. As a result, the issuer may use the proceeds of the refunding bonds and/or other available funds to purchase securities that will mature in times and amounts sufficient to pay the principal, interest and any call premium on the refunded bonds, depositing these securities in an escrow account established with an independent escrow trustee. The refunded bonds are then typically fully secured by the monies and investments deposited in the escrow account and the issuer will not have any future monetary obligation with respect to the refunded bondholders provided that the escrow account if adequately funded. A municipal bond issuer’s ability to advance refund outstanding debt is subject to federal tax laws governing advance refunding.

The Tax Advantaged Bond Fund will invest the assets not invested in municipal bonds in interest-bearing demand notes, bank savings accounts, high grade money market securities, U.S. treasury securities, or in shares of taxable or tax-exempt money market mutual funds. Money market securities include short-term obligations of the U.S. government and its agencies and instrumentalities and other money market instruments such as domestic bank certificates of deposit, bankers’ acceptances and corporate commercial paper rated in the highest grade. From time to time, the Fund may invest more than 20% of its assets in money market securities. In the alternative, the Fund may hold such assets as cash for defensive reasons in anticipation of a decline in the market values of debt securities, or pending the investment of proceeds from the sale of Fund shares or from the sale of portfolio securities, or in order to have highly liquid securities available to meet possible redemptions.

MORTGAGE-BACKED SECURITIES

The Bond Fund and Equity and Bond Fund (through its investment in the Bond Fund) may purchase mortgage-backed securities. Mortgage-backed securities represent interests in pools of mortgages. The underlying mortgages normally have similar interest rates, maturities and other terms. Mortgages may have fixed or adjustable interest rates. Interests in pools of adjustable rate mortgages are known as ARMs. Mortgage-backed securities come in a variety of forms. Many have extremely complicated terms. The simplest form of mortgage-backed securities is a “pass-through certificate.” Holders of pass-through certificates receive a pro rata share of the payments from the underlying mortgages. Holders also receive a pro rata share of any prepayments, so they assume all the prepayment risk of the underlying mortgages.

Collateralized mortgage obligations (CMOs) are complicated instruments that allocate payments and prepayments from an underlying pass-through certificate among holders of different classes of mortgage-backed securities. This creates different prepayment and market risks for each CMO class.

In addition, CMOs may allocate interest payments to one class (IOs) and principal payments to another class (POs). POs increase in value when prepayment rates increase. In contrast, IOs decrease in value when prepayments increase, because the underlying mortgages generate less interest payments. However, IOs prices tend to increase when interest rates rise (and prepayments fall), making IOs a useful hedge against market risk.

Generally, homeowners have the option to prepay their mortgages at any time without penalty. Homeowners frequently refinance high rate mortgages when mortgage rates fall. This results in the prepayment of mortgage-backed securities, which deprives holders of the securities of the higher yields. Conversely, when mortgage rates increase, prepayments due to refinancings decline. This extends the life of mortgage-backed securities with lower yields. As a result, increases in prepayments of premium mortgage-backed securities, or decreases in prepayments of discount mortgage-backed securities, may reduce their yield and price.

This relationship between interest rates and mortgage prepayments makes the price of mortgage-backed securities more volatile than most other types of fixed income securities with comparable credit risks. Mortgage-backed securities tend to pay higher yields to compensate for this volatility.

CMOs may include planned amortization classes (PACs) and targeted amortization classes (TACs). PACs and TACs are issued with companion classes. PACs and TACs receive principal payments and prepayments at a specified rate. The companion classes receive principal payments and any prepayments in excess of this rate. In addition, PACs will receive the companion classes’ share of principal payments if necessary to cover a shortfall in the prepayment rate. This helps PACs and TACs to control prepayment risk by increasing the risk to their companion classes.

Another variant allocates interest payments between two classes of CMOs. One class (Floaters) receives a share of interest payments based upon a market index such as London-Inter Bank Offering Rate (“LIBOR”). The other class (Inverse Floaters) receives any remaining interest payments from the underlying mortgages. Floater classes receive more interest (and Inverse Floater classes receive correspondingly less interest) as interest rates rise. This shifts prepayment and market risks from the Floater to the Inverse Floater class, reducing the price volatility of Floater class and increasing the price volatility of the Inverse Floater class.

CMOs must allocate all payments received from the underlying mortgages to some class. To capture any unallocated payments, CMOs generally have an accrual (Z) class. Z classes do not receive any payments from the underlying mortgages until all other CMO classes have been paid off. Once this happens, holders of Z class CMOs receive all payments and prepayments. Similarly, real estate mortgage investment conduits (REMICs) (offerings of multiple class mortgage backed securities which qualify and elect treatment as such under provisions of the Code) have residual interests that receive any mortgage payments not allocated to another REMIC class.

The degree of increased or decreased prepayment risk depends upon the structure of the CMOs. Z classes, IOs, POs, and Inverse Floaters are among the most volatile investment grade fixed income securities currently traded in the United States. However, the actual returns on any type of mortgage backed security depends upon the performance of the underlying pool of mortgages, which no one can predict and will vary among pools.

ASSET-BACKED SECURITIES

The Bond Fund and Equity and Bond Fund (through its investment in the Bond Fund) may purchase asset-backed securities, which represent direct or indirect participations in, or are secured by and payable from, assets other than mortgage-backed assets such as installment loan contracts, leases of various types of real and personal property, motor vehicle installment sales contracts and receivables from revolving credit (credit card) agreements. In accordance with guidelines established by the Board of Trustees, asset-backed securities may be considered illiquid securities and, therefore, may be subject to a Fund’s 15% (10% with respect to the Money Market Fund) limitation on such investments. Asset-backed securities, including adjustable rate asset-backed securities, have yield characteristics similar to those of mortgage-backed securities and, accordingly, are subject to many of the same risks, including prepayment risk.

Assets are securitized through the use of trusts and special purpose corporations that issue securities that are often backed by a pool of assets representing the obligations of a number of different parties. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution. Asset-backed securities do not always have the benefit of a security interest in collateral comparable to the security interests associated with mortgage-backed securities. As a result, the risk that recovery on repossessed collateral might be unavailable or inadequate to support payments on asset-backed securities is greater for asset-backed securities than for mortgage-backed securities. In addition, because asset-backed securities are relatively new, the market experience in these securities is limited and the market’s ability to sustain liquidity through all phases of an interest rate or economic cycle has not been tested.

MORTGAGE DOLLAR ROLLS

The Bond Fund and the Equity and Bond Fund (through its investment in the Bond Fund) may enter into mortgage dollar roll transactions in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. Realized gains and losses are deferred until the ultimate sale of the security (without repurchase).

MONEY MARKET FUND

The Money Market Fund invests only in instruments denominated in U.S. dollars that the Manager, under the supervision of the Trust’s Board of Trustees, determines present minimal credit risk and are, at the time of acquisition, either:

1. rated in one of the two highest rating categories for short-term debt obligations assigned by at least two nationally recognized statistical rating organizations (NRSROs) (i.e., S&P and Moody’s), or by only one NRSRO if only one NRSRO has issued a rating with respect to the instrument (requisite NRSROs); or

2. in the case of an unrated instrument, determined by the Manager, under the supervision of the Trust’s Board of Trustees, to be of comparable quality to the instruments described in paragraph 1 above; or

3. issued by an issuer that has received a rating of the type described in paragraph 1 above on other securities that are comparable in priority and security to the instrument.

Pursuant to Rule 2a-7 under the 1940 Act, securities which are rated (or that have been issued by an issuer that has been rated with respect to a class of short-term debt obligations, or any security within that class, comparable in priority and quality with such security) in the highest short-term rating category by at least two NRSROs are designated “First Tier Securities.” Securities rated in the top two short-term rating categories by at least two NRSROs, but which are not rated in the highest short-term category by at least two NRSROs, are designated “Second Tier Securities.” See APPENDIX A for a description of the ratings used by NRSROs.

Pursuant to Rule 2a-7 under the 1940 Act, the Money Market Fund may not invest more than 5% of its assets taken at amortized cost in the securities of any one issuer (except the U.S. Government, including repurchase agreements collateralized by U.S. Government Securities (discussed above)). The Fund may, however, invest more than 5% of its assets in the First Tier Securities of a single issuer for a period of up to three business days after the purchase thereof, although the Fund may not make more than one such investment at any time.

Further, the Money Market Fund will not invest more than the greater of (i) 1% of its total assets; or (ii) one million dollars in the securities of a single issuer that were Second Tier Securities when acquired by the Fund. In addition, the Fund may not invest more than 5% of its total assets in securities which were Second Tier Securities when acquired.

The foregoing policies are more restrictive than the fundamental investment restriction number 2b (set forth below) applicable to the Money Market Fund, which would give the Fund the ability to invest, with respect to 25% of its assets, more than 5% of its assets in any one issuer. The Fund will operate in accordance with these policies to comply with Rule 2a-7.

FOREIGN MONEY MARKET INSTRUMENTS

Each of the Funds that invest in foreign securities may also invest up to 25% of its assets in foreign money market instruments. Foreign money market instruments include Eurodollar Certificates of Deposit (ECDs), Yankee dollar Certificates of Deposit (YCDs) and Eurodollar Time Deposits (ETDs), which are all U.S. dollar denominated certificates of deposit. ECDs are issued by, and ETDs are deposits of, foreign banks or foreign branches of U.S. banks. YCDs are issued in the U.S. by branches and agencies of foreign banks. Europaper is dollar-denominated commercial paper and other short-term notes issued in the U.S. by foreign issuers.

ECDs, ETDs, YCDs, and Europaper have many of the same risks as other foreign securities. Examples of these risks include economic and political developments, that may adversely affect the payment of principal or interest, foreign withholding or other taxes on interest income, difficulties in obtaining or enforcing a judgment against the issuing bank and the possible impact of interruptions in the flow of international currency transactions. Also, the issuing banks or their branches are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as reserve requirements, loan limitations, examinations, accounting, auditing, recordkeeping and the public availability of information.

CASH AND CASH EQUIVALENTS

Each of the Funds may invest in cash and cash equivalents. These securities include (1) commercial paper (short-term notes issued by corporations or governmental bodies), (2) commercial bank obligations (e.g., certificates of deposit (interest-bearing time deposits) and bankers’ acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity), (3) savings association and bank obligations (e.g., certificates of deposit issued by savings banks or savings associations), (4) U.S. Government Securities that mature, or may be redeemed, in one year or less, (5) corporate bonds and notes that mature, or that may be redeemed, in one year or less, (6) money market mutual funds and (7) short-term investment funds maintained by the Fund’s custodian.

REPURCHASE AGREEMENTS

Repurchase agreements are transactions in which a Fund purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed-upon price, date, and market rate of interest unrelated to the coupon rate or maturity of the purchased security. Although repurchase agreements carry certain risks not associated with direct investments in securities, a Fund will enter into repurchase agreements only with banks and dealers that either the Manager, BGFA, Northern Trust, or Capital Guardian, the sub-adviser to the Equity Fund and the International Equity Fund, believe present minimum credit risks. The Manager, BGFA, Northern Trust, or Capital Guardian will review and monitor the creditworthiness of such institutions, and will consider the capitalization of the institution, their prior dealings with the institution, any rating of the institution’s senior long-term debt by independent rating agencies, and other relevant factors. Any of the Manager, BGFA, Northern Trust, or Capital Guardian may cause a Fund to participate in pooled repurchase agreement transactions with other funds advised by them.

A Fund will invest only in repurchase agreements collateralized at all times in an amount at least equal to the repurchase price plus accrued interest. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase were less than the repurchase price, the Fund would suffer a loss. If the financial institution which is party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to bankruptcy or other liquidation proceedings there may be restrictions on the ability to sell the collateral and the Fund could suffer a loss. However, with respect to financial institutions whose bankruptcy or liquidation proceedings are subject to the U.S. Bankruptcy Code, each Fund intends to comply with provisions under such Code that would allow it immediately to resell such collateral. None intend to invest more than 15% of its total assets in repurchase agreements.

PRIVATELY ISSUED SECURITIES

A Fund may invest in privately issued securities, including those that may be resold only in accordance with Rule 144A under the Securities Act of 1933 (“Rule 144A Securities”). Rule 144A Securities are restricted securities that are not publicly traded. Accordingly, the liquidity of the market for specific Rule 144A Securities may vary. Delay or difficulty in selling such securities may result in a loss to the Fund. Privately issued or Rule 144A securities that are determined by the Manager, Capital Guardian, Northern Trust or BGFA to be “illiquid” are subject to the Trust’s policy of not investing more than 15% (10% in the case of the Money Market Fund) of its net assets in illiquid securities. The Manager, Capital Guardian, Northern Trust or BGFA will evaluate the liquidity characteristics of each Rule 144A Security proposed for purchase by a Fund on a case-by-case basis and will consider the following factors, among others, in their evaluation: (1) the frequency of trades and quotes for the Rule 144A Security; (2) the number of dealers willing to purchase or sell the Rule 144A Security and the number of other potential purchasers; (3) dealer undertakings to make a market in the Rule 144A Security; and (4) the nature of the Rule 144A Security and the nature of the marketplace trades (e.g., the time needed to dispose of the Rule 144A Security, the method of soliciting offers and the mechanics of transfer).

FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

A Fund may purchase securities on a when-issued or delayed delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Although the payment and interest terms of these securities are established at the time the Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. A Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before the settlement date if the Manager, BGFA, Northern Trust or Capital Guardian deem it advisable for investment reasons.

When-issued securities include TBA (“to be announced”) securities. TBA securities are usually mortgage-backed securities that are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal amount and maturity date are determined upon settlement when the specific mortgage pools are assigned. A Fund generally would not pay for such securities or start earning interest on them until they are received. However, when a Fund undertakes a when-issued or delayed delivery obligation, it immediately assumes the risks of ownership, including the risks of price fluctuation. Failure of the issuer to deliver a security purchased by a Fund on a when-issued or delayed delivery basis may result in the Fund’s incurring or missing an opportunity to make an alternative investment.

A Fund may enter into reverse repurchase agreements with banks and securities dealers. A reverse repurchase agreement is a repurchase agreement in which the Fund is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed-upon time and price. Use of a reverse repurchase agreement, may be preferable to a regular sale and later repurchase of securities because it avoids certain market risks and transaction costs.

At the time a Fund enters into a binding obligation to purchase securities on a when-issued basis or enters into a reverse repurchase agreement, assets of the Fund having a value at least as great as the purchase price of the securities to be purchased will be segregated on the books of the Fund and held by the custodian throughout the period of the obligation. The use of these investment strategies, as well as any borrowing by a Fund, may increase net asset value fluctuation. None of the Funds has any present intention of investing more than 5% of its total assets in reverse repurchase agreements.

LOANS OF PORTFOLIO SECURITIES

Each Fund may from time to time lend securities that it holds to brokers, dealers and financial institutions, up to a maximum of 33% of the total value of each Fund’s assets. This percentage may not be increased without approval of a majority of the outstanding voting securities of the respective Fund. Such loans will be secured by collateral in the form of cash or United States Treasury securities, or other liquid securities as permitted by the Commission, which at all times while the loan is outstanding, will be maintained in an amount at least equal to the current market value of the loaned securities. The Fund making the loan will continue to receive interest and dividends on the loaned securities during the term of the loan, and, in addition, will receive a fee from the borrower or interest earned from the investment of cash collateral in short-term securities. The Fund also will receive any gain or loss in the market value of loaned securities and of securities in which cash collateral is invested during the term of the loan.

The right to terminate a loan of securities, subject to appropriate notice, will be given to either party. When a loan is terminated, the borrower will return the loaned securities to the appropriate Fund. No Fund will have the right to vote securities on loan, but each would terminate a loan and regain the right to vote if the Board of Trustees deems it to be necessary in a particular instance.

For tax purposes, the dividends, interest and other distributions which a Fund receives on loaned securities may be treated as other than qualified income for the 90% test. (See TAXES.) Each Fund intends to lend portfolio securities only to the extent that this activity does not jeopardize its status as a regulated investment company under the Code.

The primary risk involved in lending securities is that the borrower will fail financially and return the loaned securities at a time when the collateral is insufficient to replace the full amount of the loan. The borrower would be liable for the shortage, but the Fund making the loan would be an unsecured creditor with respect to such shortage and might not be able to recover all or any of it. In order to minimize this risk, each Fund will make loans of securities only to firms the Manager, Capital Guardian, Northern Trust or BGFA (under the supervision of the Board of Trustees) deems creditworthy.

DEFENSIVE INVESTMENTS

Under ordinary circumstances, each Fund is substantially fully invested. However, except for the Money Market Fund and the Equity Index Funds, each Fund may also hold cash, cash equivalents, or money market instruments if the Manager or Capital Guardian determine that a temporary defensive position is advisable. During those periods, a Fund’s assets may not be invested in accordance with its strategy and the Fund may not achieve its investment objective.

INVESTMENT TECHNIQUES AND RISKS—LIFEPATH FUNDS

Investment and Risks of the Lifepath Funds

Investments in Underlying Funds. Each LifePath Fund invests its assets in a corresponding Master Portfolio, which invests its assets in the Underlying Funds, and may invest in government securities and short-term paper. Each Underlying Fund invests directly in portfolio securities except that the BGIF Institutional Money Market Fund invests all its assets in a corresponding Master Portfolio. A description of the investment risks and techniques of the Master Portfolios and the Underlying Funds follows.

Borrowing.

The Master Portfolios may borrow money for temporary or emergency purposes, including the meeting of redemption requests. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Master Portfolio might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Reverse repurchase agreements, short sales not against the box, dollar roll transactions and other similar investments that involve a form of leverage (i.e., risk of gain or loss higher than the amount invested) have characteristics similar to borrowings. The Master Portfolios segregate liquid assets in connection with those types of transactions.

Loans of Portfolio Securities.

Each Master Portfolio may lend portfolio securities to certain creditworthy borrowers, including borrowers affiliated with BGFA. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned. A Master Portfolio may terminate a loan at any time and obtain the return of the securities loaned. Each Master Portfolio receives the value of any interest or cash or non-cash distributions paid on the loaned securities.

With respect to loans that are collateralized by cash, the borrower will be entitled to receive a fee based on the amount of cash collateral. The Master Portfolio is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, the Master Portfolio is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of each lending Master Portfolio or through one or more joint accounts or money market funds, including those managed by BGFA.

Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees the Master Portfolio has agreed to pay a borrower), and credit, legal, counterparty and market risk. In the event a borrower does not return a Master Portfolio’s securities as agreed, the Master Portfolio may experience losses if the proceeds received from liquidating the collateral does not at least equal the value of the loaned security at the time the collateral is liquidated plus the transaction costs incurred in purchasing replacement securities.

A Master Portfolio may pay a portion of the interest or fees earned from securities lending to a borrower as described above, and to a securities lending agent who administers the lending program in accordance with guidelines approved by the Master Portfolio’s Board of Trustees. BGI acts as securities lending agent for the Master Portfolio subject to the overall supervision of BGFA. BGI receives a portion of the revenues generated by securities lending activities as compensation for its services in this regard.

Short-Term Instruments.

The Master Portfolios may invest in various money market instruments. Money market instruments are generally short-term investments that may include but are not limited to: (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises); (ii) negotiable certificates of deposit (“CDs”), bankers’ acceptances, fixed time deposits and other obligations of domestic banks (including foreign branches); (iii) commercial paper; (iv) non-convertible corporate debt securities (e.g., bonds and debentures); (v) repurchase agreements; and (vi) U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, in the opinion of BGFA, are of comparable quality to obligations of U.S. banks which may be purchased by the Master Portfolio. Any of these instruments may be purchased on a current or a forward-settled basis. Money market instruments also include shares of money market mutual funds, including those managed by BGFA.

U.S. Government Obligations.

The Master Portfolios may invest in various types of U.S. Government obligations. A U.S. Government obligation is a type of bond. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury obligations and Government National Mortgage Association (i.e., GNMA) certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with Federal National Mortgage Association (i.e. FNMA), Federal Home Loan Mortgage Corporation (i.e., FHLMC), or Federal Home Loan Bank (i.e., FHLB) notes). In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

INVESTMENTS AND RISKS OF THE UNDERLYING FUNDS

Set forth below is more detailed information regarding types of instruments in which the Underlying Funds may invest, strategies BGFA may employ in pursuit of an Underlying Fund’s investment objective, and related risks.

iShares Funds.

The Underlying Funds in which the Master Portfolios were invested as of February 28, 2007 are listed in the Prospectus. Most of these Underlying Funds were iShares Funds. Each iShare is a type of investment company referred to as an exchange-traded fund (“ETF”). Each iShares Fund is designed to track a particular index and is advised by BGFA. Shares of the Underlying iShares Funds are listed for trading on the national securities exchanges and trade throughout the day on those exchanges and other secondary markets. There can be no assurance that the requirements of the national securities exchanges necessary to maintain the listing of shares of the Underlying iShares Funds will continue to be met. A national securities exchange may, but is not required to, remove the shares of the Underlying iShares Funds from listing if (1) following the initial 12-month period beginning upon the commencement of trading of an Underlying iShares Fund, there are fewer than 50 beneficial holders of the shares for 30 or more consecutive trading days, (2) the value of the Underlying iShares Fund’s underlying index is no longer calculated or available, or (3) any other event shall occur or condition exist that, in the opinion of the national securities exchange, makes further dealings on the national securities exchange inadvisable. A national securities exchange will remove the shares of an Underlying iShares Fund from listing and trading upon termination of the Underlying iShares Fund. As in the case of other publicly-traded securities, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels. An investment in an ETF generally presents the same primary risks as an investment in an open-end investment company that is not exchange traded that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate within a wide range, and a Master Portfolio could lose money investing in an ETF if the prices of the securities held by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to an open-end investment company that is not exchange-traded: (i) the market price of the ETF’s shares may trade at a discount to their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Bonds.

A bond is an interest-bearing security issued by a company or a governmental unit or, in some cases, a non-U.S. entity. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond’s face value) periodically or on a specified maturity date. An issuer may have the right to redeem or “call” a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. Most bonds bear interest income at a “coupon” rate that is fixed for the life of the bond. The value of a fixed rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed rate bond’s yield (income as a percent of the bond’s current value) may differ from its coupon rate as its value rises or falls. Other types of bonds bear income at an interest rate that is adjusted periodically. Because of their adjustable interest rates, the value of “floating-rate” or “variable-rate” bonds fluctuates much less in response to market interest rate movements than the value of fixed rate bonds. See “Floating- and Variable-Rate Obligations” below. An Underlying Fund may treat a bond as having a shorter maturity for purposes of calculating the weighted average maturity of its investment portfolio. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation’s earnings and assets and, in the event of liquidation, are paid before subordinated obligations. Bonds may be unsecured (backed only by the issuer’s general creditworthiness) or secured (also backed by specified collateral).

Equity Securities.

Equity securities generally have greater price volatility than fixed income securities. The market price of equity securities may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally; particular industries, sectors or geographic regions represented in those markets; or individual issuers. The types of developments that may affect an issuer of an equity security include management performance, financial leverage and reduced demand for the issuer’s goods or services. Common and preferred stock represent equity or ownership interests in an issuer. Preferred stock, however, pays dividends at a specified rate and has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

Asset-Backed and Commercial Mortgage-Backed Securities.

Certain of the Underlying Funds may invest in asset-backed and commercial mortgaged-backed securities. Asset-backed securities are securities backed by installment contracts, credit-card receivables or other assets. Commercial mortgage-backed securities are securities backed by commercial real estate properties. Both asset-backed and commercial mortgage-backed securities represent interests in “pools” of assets in which payments of both interest and principal on the securities are made on a regular basis. The payments are, in effect, “passed through” to the holder of the securities (net of any fees paid to the issuer or guarantor of the securities). The average life of asset-backed and commercial mortgage-backed securities varies with the maturities of the underlying instruments and, as a result of prepayments, can often be less than the original maturity of the assets underlying the securities. For this and other reasons, an asset-backed and commercial mortgage-backed security’s stated maturity may be shortened, and the security’s total return may be difficult to predict precisely. BGIF Institutional Money Market Fund may invest in such securities up to the limits prescribed by Rule 2a-7 and other provisions of the 1940 Act.

Borrowing.

Each Underlying Fund may borrow in the same manner as the Master Portfolios, as described above.

Convertible Securities.

Certain of the Underlying Funds may purchase fixed-income convertible securities, such as bonds or preferred stock, which may be converted at a stated price within a specified period of time into a specified number of shares of common stock of the same or a different issuer. Convertible securities are senior to common stock in a corporation’s capital structure, but usually are subordinated to non-convertible debt securities. While providing a fixed-income stream (generally higher in yield than the income from a common stock but lower than that afforded by a non-convertible debt security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible.

In general, the market value of a convertible security is the higher of its “investment value” (i.e., its value as a fixed-income security) or its “conversion value” (i.e., the value of the underlying shares of common stock if the security is converted). As a fixed-income security, the market value of a convertible security generally increases when interest rates decline and generally decreases when interest rates rise. However, the price of a convertible security also is influenced by the market value of the security’s underlying common stock. Thus, the price of a convertible security generally increases as the market value of the underlying stock increases and generally decreases as the market value of the underlying stock declines. Investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

Corporate Bonds.

Certain of the Underlying Funds may invest in investment grade corporate bonds. The investment return of corporate bonds reflects interest on the security and changes in the market value of the security. The market value of a corporate bond may be affected by the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the market place. There is a risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

Credit-Linked Securities.

Certain of the Underlying Funds may invest in credit-linked securities. Credit-linked securities are securities that are collateralized usually by one of more credit default swaps on corporate credits and, in some instances, by government securities or similar low risk assets. As an investor in credit-linked securities, an Underlying Fund has the right to receive periodic interest payments from the issuer of the credit-linked security at an agreed-upon interest rate, and, subject to certain conditions, a return of principal at the maturity date.

Credit-linked securities are typically privately negotiated transactions between two or more parties. The issuer of the credit-linked security will usually be a financial institution or a special purpose vehicle established by a financial institution. An Underlying Fund bears the risk that the issuer of the credit-linked security will default or become bankrupt. An Underlying Fund bears the risk of loss of its principal investment, and the periodic interest payments expected to be received for the duration of its investment in the credit-linked security.

Credit-linked securities are also subject to the credit risk of the corporate credits underlying the credit default swaps. If one or more of the credit events agreed upon in the credit default swap occurs with respect to one or more of the underlying corporate credits and the credit default swap is physically-settled, an Underlying Fund may receive physical delivery of the security or loan that is subject to the relevant credit event, and the Underlying Fund’s principal investment would be reduced by the corresponding face value of the security or loan that is the subject of the credit event. In instances where the underlying credit default swap is cash-settled on the occurrence of a credit event, an Underlying Fund’s principal investment would be reduced typically by the face value of the security or loan in respect of which the applicable credit event has occurred, and the Underlying Fund would not receive physical delivery of the loan or security that was the subject of the relevant credit event.

The market for credit-linked securities may be, or suddenly can become, illiquid. Indeed, often credit-linked securities are subject to significant restrictions on transfer thereby enhancing the illiquidity of such securities. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for credit-linked securities. In certain cases, a market price for a credit-linked security may not be available. The value of the credit-linked security will typically increase or decrease with any change in value of the underlying collateral, if any, held by the issuer and the credit default swap. Further, in cases where the credit-linked security is structured such that the payments to an Underlying Fund are based on amounts received in respect of, or the value of performance of, any reference obligation specified in the terms of the relevant credit default swap, fluctuations in the value of such reference obligation or the performance of the related reference entity may affect the value of the credit-linked security.

An investment in credit-linked securities involves reliance on the counterparty to the swap entered into with the issuer to make periodic payments to the issuer under the terms of the credit default swap. Any delay or cessation in the making of such payments may be expected in certain instances to result in delays or reductions in payments to an Underlying Fund as investor in such credit-linked securities. Additionally, credit-linked securities are typically structured as limited recourse obligations of the issuer of the securities such that the securities issued will usually be obligations solely of the issuer and will not be obligations or responsibilities of any other person.

Currency Transactions.

Those Underlying Funds that may engage in currency transactions do not expect to engage in currency transactions for the purpose of hedging against declines in the value of the Funds’ assets that are denominated in a foreign currency. The Funds may enter into foreign currency forward and foreign currency futures contracts to facilitate local securities settlements or to protect against currency exposure in connection with its distributions to shareholders, but may not enter into such contracts for speculative purposes.

A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency futures contract is a contract involving an obligation to deliver or acquire the specified amount of a specific currency, at a specified price and at a specified future time. Futures contracts may be settled on a net cash payment basis rather than by the sale and delivery of the underlying currency.

Foreign exchange transactions involve a significant degree of risk and the markets in which foreign exchange transactions are effected are highly volatile, highly specialized and highly technical. Significant changes, including changes in liquidity prices, can occur in such markets within very short periods of time, often within minutes. Foreign exchange trading risks include, but are not limited to, exchange rate risk, maturity gap, interest rate risk, and potential interference by foreign governments through regulation of local exchange markets, foreign investment or particular transactions in foreign currency. If BGFA utilizes foreign exchange transactions at an inappropriate time or judges market conditions, trends or correlations incorrectly, foreign exchange transactions may not serve their intended purpose of improving the correlation of an Underlying Fund’s return with the performance of its underlying index and may lower the Underlying Fund’s return. An Underlying Fund could experience losses if the value of its currency forwards, options and futures positions were poorly correlated with its other investments or if it could not close out its positions because of an illiquid market. In addition, an Underlying Fund could incur transaction costs, including trading commissions, in connection with certain foreign currency transactions.

Diversification and Concentration.

Certain of the Underlying Funds are “diversified funds.” A diversified fund is one that, with respect to 75% of its total assets (including cash and cash items, government securities, and securities of other investment companies), does not invest more than 5% of its total assets in securities of any one issuer and does not acquire more than 10% of the outstanding voting securities of any one issuer. The remaining 25% of a diversified Fund’s assets may be invested in any manner.

Other Underlying Funds are classified as “non-diversified” for purposes of the 1940 Act. A “non-diversified” classification means that an Underlying Fund is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. The securities of a particular issuer may dominate the Underlying Fund’s underlying index and, consequently, the Underlying Fund’s investment portfolio. This may adversely affect the Underlying Fund’s performance or subject the Underlying Fund’s shares to greater price volatility than that experienced by more diversified investment companies.

In addition, an Underlying Fund may concentrate its investments in a particular industry or group of industries. The securities of issuers in particular industries may dominate the Underlying Fund’s underlying index and consequently the Underlying Fund’s investment portfolio. This may adversely affect the Underlying Fund’s performance or subject the Underlying Fund’s shares to greater price volatility than that experienced by less concentrated investment companies.

Each Underlying Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a “regulated investment company” for purposes of the Internal Revenue Code, and to relieve the Underlying Fund of any liability for federal income tax to the extent that its earnings are distributed to shareholders. Compliance with the diversification requirements of the Internal Revenue Code may limit the investment flexibility of an Underlying Fund and make it less likely that the Underlying Fund will meet its investment objective.

Floating-and Variable-Rate Obligations.

Certain of the Underlying Funds may purchase debt instruments with interest rates that are periodically adjusted at specified intervals or whenever a benchmark rate or index changes. The floating- and variable-rate instruments that the Underlying Funds may purchase include certificates of participation in such instruments. These adjustments generally limit the increase or decrease in the amount of interest received on the debt instruments. Floating- and variable-rate instruments are subject to interest-rate risk and credit risk.

Certain of the Underlying Funds may purchase floating- and variable-rate obligations. Those Underlying Funds may purchase floating- and variable-rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of thirteen months, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 397 days, as determined in accordance with Rule 2a-7 of the 1940 Act. Variable rate demand notes include master demand notes that are obligations that permit an Underlying Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Underlying Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days’ notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank’s prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.

These obligations are direct lending arrangements between the lender and borrower. There may not be an established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, an Underlying Fund’s right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and an Underlying Fund may invest in obligations that are not so rated only if BGFA determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Underlying Fund may invest. BGFA, on behalf of an Underlying Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in the Underlying Fund’s portfolio.

Foreign Securities; Emerging Markets Securities.

Certain of the Underlying Funds may invest in certain securities of non-U.S. issuers. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or potentially confiscatory taxation or war, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, potential restrictions of the flow of international capital, generally less liquid and less efficient securities markets, generally greater price volatility, less publicly available information about issuers, the imposition of withholding or other taxes, higher transaction and custody costs, delays and risks attendant in settlement procedures, difficulties in enforcing contractual obligations, lesser liquidity and significantly smaller market capitalization of most non-U.S. securities markets, more substantial government interference with the economy and transaction costs of foreign currency conversions. Foreign issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy with respect to growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. In addition, changes in foreign exchange rates also will affect the value of securities denominated or quoted in currencies other than the U.S. dollar.

Obligations of Foreign Governments, Supranational Entities and Banks. Certain of the Underlying Funds may invest in U.S. dollar-denominated short-term obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by BGFA to be of comparable quality to the other obligations in which the Underlying Fund may invest. Certain of the Underlying Funds may also invest in debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank and the InterAmerican Development Bank. The percentage of an Underlying Fund’s assets invested in obligations of foreign governments and supranational entities will vary depending on the relative yields of such securities, the economic and financial markets of the countries in which the investments are made and the interest rate climate of such countries.

Certain of the Underlying Funds may invest a portion of its total assets in high-quality, short-term (one year or less) debt obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars.

Certain of the Underlying Funds may purchase publicly traded common stocks of foreign corporations. To the extent an Underlying Fund invests in securities of foreign issuers, the Underlying Fund’s investment in such securities may also be in the form of American Depository Receipts (“ADRs”), Global Depository Receipts (“GDRs”) and European Depositary Receipts (“EDRs”) (collectively “Depositary Receipts”). Depositary Receipts are receipts, typically issued by a bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation. For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. For other Depositary Receipts, the depository may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. Depositary Receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designated for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. An Underlying Fund may invest in Depositary Receipts through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute interestholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States, and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.

Emerging Markets. Some foreign markets in which the Underlying Funds invest are considered to be emerging markets. Investment in these emerging markets subjects an Underlying Fund to a greater risk of loss than investments in a developed market. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, greater risk of market shut down and more governmental limitations on foreign investment policy than those typically found in a developed market.

Forward Commitments, When-Issued Purchases and Delayed-Delivery Transactions.

Certain of the Underlying Funds may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. Although an Underlying Fund will generally purchase securities with the intention of acquiring them, the Underlying Fund may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate by BGFA.

Funding Agreements.

Certain of the Underlying Funds may invest in short-term funding agreements. A funding agreement is a contract between an issuer and a purchaser that obligates the issuer to pay a guaranteed rate of interest on a principal sum deposited by the purchaser.

Funding agreements will also guarantee the return of principal and may guarantee a stream of payments over time. A funding agreement has a fixed maturity and may have either a fixed, variable or floating interest rate that is based on an index and guaranteed for a fixed time period. An Underlying Fund will purchase short-term funding agreements only from banks and insurance companies that, at the time of purchase, are rated in one of the three highest rating categories by a nationally recognized statistical ratings organization (“NRSRO”).

The secondary market, if any, for these funding agreements is limited; thus, such investments purchased by an Underlying Fund may be treated as illiquid. If a funding agreement is determined to be illiquid it will be valued at its fair market value as determined by procedures approved by the Underlying Fund’s Board of Trustees.

Futures Contracts, Options Transactions, and Swap Transactions.

Futures Contracts and Options Transactions. The Underlying Funds may enter into futures contracts and may purchase and write (i.e., sell) options. A futures contract is an agreement between two parties, a buyer and a seller, to exchange a particular commodity or financial instrument at a specific price on a specific date in the future. The seller of a futures contract may never actually deliver the commodity or financial instrument. Instead, the buyer and the seller settle the difference between the contract price and the market price in cash on the agreed-upon date, with the buyer paying the difference if the actual price is lower than the contract price and the seller paying the difference if the actual price is higher. Futures contracts are standardized and traded on exchanges, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the primary credit risk on futures contracts is the creditworthiness of the exchange. Futures contracts are subject to market risk (i.e., exposure to adverse price changes). In addition, in employing futures contracts as a hedge against cash market price volatility, futures prices may correlate imperfectly with the prices of securities held by an Underlying Fund. Similarly, in employing futures contracts as a substitute for purchasing the designated underlying securities, the performance of the futures contract may correlate imperfectly with the performance of the direct investments for which the futures contract is a substitute. Although each Underlying Funds intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. The Underlying Funds segregate liquid assets in connection with entering into futures contracts.

An option transaction generally involves a right, which may or may not be exercised, to buy or sell a security, commodity or financial instrument at a particular price on a specified future date. Options may be exchange-traded or traded over-the-counter (“OTC options”). Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally are less liquid and involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchange where they are traded. There is no assurance that a liquid secondary market will exist for any particular options at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument’s current price.

Options on futures contracts are similar to options on securities or currencies except that options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon the exercise of an option on a futures contract, which is exchange-traded, the writer of the option delivers to the holder of the option the futures position and the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential loss related to the purchase of options on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the time of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option may change daily and that change would be reflected in the net asset value of an Underlying Fund. The potential for loss related to writing options is unlimited.

Exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require an Underlying Fund to continue to hold a position until delivery or expiration regardless of change in its value. As a result, an Underlying Fund’s access to other assets held to cover its options or futures positions could also be impaired. In addition, if it is not possible, or if an Underlying Fund determines not to close a position in anticipation of adverse price movements, the Underlying Fund will be required to make daily cash payments on variation margin. The Underlying Funds segregate liquid assets in connection with futures contracts.

By purchasing a put option, an Underlying Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, an Underlying Fund pays the current market price for the option (the “option premium”). Options have various types of underlying instruments, including specific securities, indexes of securities prices, and futures contracts. As a purchaser, an Underlying Fund may terminate its position in a put option by allowing it to expire or by exercising the option. If an Underlying Fund allows the option to expire, the Underlying Fund will lose the entire premium. If an Underlying Fund exercises the option, the Underlying Fund completes the sale of the underlying instrument at the strike price. An Underlying Fund may also terminate a put option by closing it out in the secondary market at its current price, if a liquid secondary market exists.

As the buyer of a typical put option, an Underlying Fund can expect to realize a gain if security prices fall substantially. However, if the underlying instrument’s price does not fall enough to offset the cost of purchasing the option, an Underlying Fund, as the put buyer, can expect to suffer a loss (limited to the amount of the premium, plus related transactions costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

As the writer of a put or call option, an Underlying Fund takes the opposite side of the transaction from the option’s purchaser. In return for receipt of the premium, an Underlying Fund (as the writer) assumes the obligation to pay the strike price for the option’s underlying instrument if the other party to the option chooses to exercise it. An Underlying Fund (as the writer) may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, an Underlying Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. When writing an option on a futures contract, an Underlying Fund will be required to make margin payments to a futures commission merchant.

If securities prices rise, an Underlying Fund, as a put writer, would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remained the same over time, it is likely that an Underlying Fund would also profit, because it should be able to close out the option at a lower price. If security prices fall, an Underlying Fund would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instruments directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates an Underlying Fund to sell or deliver the option’s underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, an Underlying Fund, as a call writer, mitigates the effects of a price decline. At the same time, because an Underlying Fund must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, the Underlying Fund would give up some ability to participate in security price increases.

Each Underlying Fund has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 of the U.S. Commodity Exchange Act, as amended (the “Commodity Exchange Act”) (except that in the case of the BGIF Institutional Money Market Fund, the filing was made by the BGIF Institutional Money Market Fund’s corresponding Master Portfolio) and, therefore, the Underlying Funds are not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.

Each Underlying Fund may take advantage of opportunities in the area of options and futures contracts and other derivative investments which are not presently contemplated for use by the Underlying Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Underlying Fund’s investment objective and legally permissible for the Underlying Fund.

An Underlying Fund may invest in index futures and options on index futures as a substitute for a comparable market position in the underlying securities. Each Underlying Fund intends to purchase and sell futures contracts on the index for which it can obtain the best price with consideration also given to liquidity.

An Underlying Fund may also invest in interest-rate futures contracts and options on interest-rate futures contracts as a substitute for a comparable market position in the underlying securities. An Underlying Fund may also sell options on interest-rate futures contracts as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions can be effected or the degree of correlation between price movements in the options on interest rate futures and price movements in an Underlying Fund’s portfolio securities which are the subject of the transaction.

Swap Transactions. An Underlying Fund may enter into swaps, including, but not limited to, interest-rate, index and credit default swaps. Swap transactions generally do not involve the delivery of securities or other underlying assets or principal. If an Underlying Fund enters into a swap transaction, cash or securities may be posted by or to the Underlying Fund as collateral in accordance with the terms of the swap agreement. If there is a default by the other party to such a transaction, an Underlying Fund will have contractual remedies pursuant to the agreements related to the transaction. Upon early termination of a swap agreement due to an event of default or termination event with respect to an Underlying Fund or other party, the risk of loss to the Underlying Fund would generally be limited to the net amount of payments that the Underlying Fund is contractually obligated to make if, after exercising in accordance with the swap agreement the rights with respect to early close-out of the swap transaction(s), it is determined that the Underlying Fund would be obligated to make a net payment with respect to the swap transaction(s). In the event the other party to the swap transaction(s) were to owe a net amount to an Underlying Fund upon an early termination of the swap agreement as described above, the Underlying Fund could be exposed to the risk of loss in the event that any collateral held by the Underlying Fund would be insufficient. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with conventional securities transactions. Certain types of swaps are described in greater detail below. The Underlying Funds segregate liquid assets in connection with transactions in swaps, including each type of swap described in greater detail below.

Interest-rate swaps involve the exchange by an Underlying Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating-rate payments or fixed-rate payments). Index swaps (sometimes referred to as total return swaps) involve the exchange by an Underlying Fund with another party of cash flows based upon the performance of an index of securities or a portion of an index of securities that usually include, but are not limited to, dividends or income. In each case, the exchange of commitments can involve payments to be made in the same currency or in different currencies. If there is a default by the other party to such a transaction, an Underlying Fund will have contractual remedies pursuant to the agreements related to the transaction. The use of interest-rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions.

A credit default swap is a contract between two parties which transfers the credit risk of an entity (the “reference entity”) for a defined period whereby if there is a Credit Event then the seller of protection pays a predetermined amount to the buyer of protection. A “Credit Event” is commonly defined as the reference entity’s (a) failing to pay principal or interest on time, (b) restructuring its debt, or (c) accelerating its debt, or (d) entering bankruptcy. The buyer of credit protection pays a premium to the seller of credit protection until the earlier of a Credit Event or the scheduled termination date of the credit default swap. Credit default swaps can be used to implement BGFA’s view that a particular credit, or group of credits, will experience credit improvement. In the case of expected credit improvement, an Underlying Fund may sell credit default protection in which it receives a premium to take on the risk. In such an instance, the obligation of an Underlying Fund to make payments upon the occurrence of a Credit Event creates leveraged exposure to the credit risk of the referenced entity. An Underlying Fund may also buy credit default protection with respect to a reference entity if, in the judgment of BGFA, there is a high likelihood of credit deterioration. In such instance, an Underlying Fund will pay a premium regardless of whether there is a Credit Event. The credit default swap market in high yield securities is comparatively new and rapidly evolving compared to the credit default swap market for more seasoned and liquid investment-grade securities creating the risk that the newer markets will be less liquid and it may be difficult to exit or enter into a particular transaction. In the event of counterparty default, an Underlying Fund would have rights solely against the counterparty and will have no recourse against the reference entity as a result of the counterparty default. In a cash-settled credit default swap where an Underlying Fund is buying protection, the Underlying Fund makes a stream of fixed payments to the counterparty in exchange for the right to receive compensation for the loss in market value of the designated obligation that is being hedged, in the event the reference entity experiences a Credit Event.

In a cash-settled credit default swap where an Underlying Fund is selling protection, the Underlying Fund would be compensated for assuming the transfer of credit risk from the counterparty by receiving the fixed premium over the life of the transaction.

Alternatively, if the transaction were to be physically settled, the counterparty, as seller of protection, would agree that if a specified Credit Event occurs, it would take delivery of an obligation specified by an Underlying Fund and pay to the Underlying Fund an amount equal to the notional amount of the transaction. In exchange for this risk protection, an Underlying Fund would pay the counterparty a fixed premium over the specified life of the credit default swap. In instances where an Underlying Fund sells protection, the Underlying Fund would be compensated for assuming the transfer of credit risk from the counterparty by receiving a fixed premium over the life of the credit default swap. An Underlying Fund would be required to compensate the counterparty for the loss in market value of the designated obligation if the reference entity suffered a Credit Event and the credit default swap were to be cash-settled. In the event that the transaction were to be physically settled on the occurrence of a specified Credit Event with respect to the reference entity, an Underlying Fund would be required to take physical delivery of an obligation specified at the time of the occurrence of the relevant Credit Event and would pay to the counterparty an amount equal to the notional amount of the transaction.

An Underlying Fund may also write (sell) and purchase put and call options on swaps. An option on a swap (commonly referred to as a “swaption”) is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap transaction at some designated future time on specified terms as described in the swaption. Depending on the terms of the particular swaption, an Underlying Fund may incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When an Underlying Fund purchases a swaption, it risks losing only the amount of the premium it has paid if it decides to let the swaption expire unexercised. When an Underlying Fund writes a swaption, upon exercise of the swaption, the Underlying Fund becomes obligated according to the terms of the underlying agreement.

Stock Index Futures and Options on Stock Index Future.

Certain of the Underlying Funds may invest in stock index futures and options on stock index futures as a substitute for a comparable market position in the underlying securities. An index futures contract is a standardized agreement between two parties that commits one party to buy and the other party to sell a stipulated quantity of a market index at a set price on or before a given date in the future. The seller never actually delivers “shares” of the index or shares of all the stocks in the index. Instead, the buyer and the seller settle the difference between the contract price and the market price in cash on the agreed-upon date – the buyer paying the difference if the actual price is lower than the contract price and the seller paying the difference if the actual price is higher. An Underlying Fund intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.

An option on a stock index is similar to an option on a stock except that expiration cycles vary either monthly or quarterly and the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash “exercise settlement amount” equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed “index multiplier.” Receipt of this cash amount depends upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars multiplied by a specified multiplier. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset a position in stock index options prior to expiration by entering into a closing transaction on an exchange or the writer may let the option expire unexercised. The Underlying Funds segregate liquid assets in connection with these types of futures contracts.

High Yield Securities.

Certain of the Underlying Funds may invest in high-yield securities. These securities are generally not exchange traded and, as a result, trade in a smaller secondary market than exchange-traded bonds. In addition, certain of the Underlying Funds may invest in bonds of issuers that do not have publicly traded equity securities, making it more difficult to hedge the risks associated with such investments. Investing in high yield debt securities involves risks that are greater than the risks of investing in higher quality debt securities. These risks include: (i) changes in credit status, including weaker overall credit conditions of issuers and risks of default; (ii) industry, market and economic risk; (iii) interest rate fluctuations; and (iv) greater price variability and credit risks of certain high yield securities such as zero coupon and payment-in-kind securities. While these risks provide the opportunity for maximizing return over time, they may result in greater upward and downward movement of the value of an Underlying Fund’s portfolio. Furthermore, the value of high yield securities may be more susceptible to real or perceived adverse economic, company or industry conditions than is the case for higher quality securities. The market values of certain of these lower-rated and unrated debt securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities which react primarily to fluctuations in the general level of interest rates, and tend to be more sensitive to economic conditions than are higher-rated securities. Adverse market, credit or economic conditions could make it difficult at certain times to sell certain high yield securities held by an Underlying Fund.

Illiquid Securities.

Certain of the Underlying Funds may invest up to 15% (except that BGIF Institutional Money Market Fund may invest only up to 10%) of the value of their respective net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with their respective investment objectives. Such securities may include securities that are not readily marketable, such as privately issued securities and other securities that are subject to legal or contractual restrictions on resale, floating- and variable-rate demand obligations as to which an Underlying Fund cannot exercise a demand feature on not more than seven days’ notice and as to which there is no secondary market and repurchase agreements providing for settlement more than seven days after notice.

Inflation-Protected Obligations.

Certain of the Underlying Funds invest almost exclusively in inflation-protected public obligations of the U.S. Treasury, commonly known as “TIPS.” TIPS are a type of U.S. government obligation issued by the U.S. Treasury that are designed to provide inflation protection to investors. TIPS are income-generating instruments whose interest and principal payments are adjusted for inflation—a sustained increase in prices that erodes the purchasing power of money. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index. A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of an investment. Because of this inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds.

Investment Companies, REITs.

The Underlying Funds may invest in the securities of other investment companies (including money market funds) and certain of the Underlying Funds may invest in real estate investment trusts (“REITs”) to the extent allowed by law. Under the 1940 Act, an Underlying Fund’s investment in investment companies is limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the Underlying Fund’s total assets with respect to any one investment company and (iii) 10% of the Underlying Fund’s total assets of investment companies in the aggregate. Other investment companies in which an Underlying Fund invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Underlying Fund.

An Underlying Fund may purchase shares of ETFs. An Underlying Fund may purchase ETF shares for the same reason it would purchase (and as an alternative to purchasing) futures contracts – to obtain relatively low-cost exposure to the stock market while maintaining flexibility to meet the liquidity needs of the Underlying Fund. ETF shares enjoy several advantages over futures. Depending on the market, the holding period, and other factors, ETF shares can be less costly than futures. In addition, ETF shares can be purchased for smaller sums and offer exposure to market sectors and styles for which there is no suitable or liquid futures contract. An Underlying Fund may also purchase ETF shares for other purposes, including improving its ability to track its underlying index. An Underlying Fund may invest in shares of ETFs that are advised by BGFA.

The iShares MSCI Emerging Markets Index Fund, in order to improve its portfolio liquidity and its ability to track the MSCI Emerging Markets Index, may invest up to 10% of its assets in shares of other iShares Funds, which are ETFs advised by BGFA that seek to track the performance of equity securities in constituent countries of the MSCI Emerging Markets Index. BGFA will not charge advisory fees on that portion of the iShares MSCI Emerging Market Index Fund’s assets invested in shares of other iShares Funds.

An investment in an iShares Fund that invests in foreign countries involves risks similar to those of investing in a broad-based portfolio of equity securities traded on exchanges in the respective countries covered by the individual iShares Fund. These risks include market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in stock prices. Investing in securities issued by companies domiciled in countries other than the domicile of the investor and denominated in currencies other than an investor’s local currency entails certain considerations and risks not typically encountered by the investor in making investments in its home country and in that country’s currency. See “Foreign Securities; Emerging Markets” above.

Loans of Portfolio Securities.

Each Underlying Fund may lend portfolio securities in the same manner as the Master Portfolios, as described above.

Letters of Credit.

Certain of the debt obligations (including municipal securities, certificates of participation, commercial paper and other short-term obligations) which certain of the Underlying Funds may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies that, in the opinion of BGFA, are of comparable quality to issuers of other permitted investments of an Underlying Fund may be used for letter of credit-backed investments.

Loan Participations and Assignments.

An Underlying Fund may purchase interests in loan participations that typically represent direct participation in a loan to a corporate borrower, and generally are offered by an intermediary bank or other financial institution or lending syndicate. Under these loan participation arrangements, an Underlying Fund will have the right to receive payments of principal, interest and any fees to which it is entitled from the bank selling the loan participation upon receipt by the bank of the payments from the borrower. The borrower in the underlying loan will be deemed to be the issuer of the participation interest except to the extent an Underlying Fund derives its rights from the intermediary bank that sold the loan participation. Interests in loan participations in which an Underlying Fund may invest may not be rated by any nationally recognized rating service. An Underlying Fund will invest in loan participations that are not rated only if BGFA determines that at the time of the investment the interests in loan participations are of comparable quality to the other instruments in which the Underlying Fund may invest.

Because the bank issuing the loan participation does not guarantee the participation in any way, the participation is subject to the credit risks associated with the underlying corporate borrower. In addition, it may be necessary, under the terms of the loan participation, for an Underlying Fund to assert its rights against the underlying corporate borrower, in the event that the underlying corporate borrower should fail to pay principal and interest when due. Thus, an Underlying Fund could be subject to delays, expenses, and risks, which are greater than those that would have been involved if the Underlying Fund had purchased a direct obligation of the borrower.

An Underlying Fund may also assume the credit risk associated with an interposed bank or other financial intermediary. In the case of a loan that is administered by an agent bank acting as agent for all holders, the agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, an Underlying Fund has direct recourse against the corporate borrower, the Underlying Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

A financial institution’s employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of an Underlying Fund were determined to be subject to the claims of the agent bank’s general creditors, the Underlying Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

Moreover, under the terms of the loan participation, an Underlying Fund may be regarded as a creditor of the issuing bank (rather than of the underlying corporate borrower), so that the Underlying Fund also may be subject to the risk that the issuing bank may become insolvent. Further, in the event of the bankruptcy or insolvency of the corporate borrower, the loan participation might be subject to certain defenses that can be asserted by the borrower as a result of improper conduct by the issuing bank. If an Underlying Fund does not receive scheduled interest or principal payments on such indebtedness, the Underlying Fund’s net asset value and yield could be adversely affected. Loans that are fully secured offer an Underlying Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated.

An Underlying Fund may invest in loan participations of below investment-grade quality. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, an Underlying Fund bears a substantial risk of losing the entire amount invested.

Loans and other types of direct indebtedness may be subject to restrictions on resale. In addition, the secondary market, if any, for loans and other types of direct indebtedness may be limited; thus, loans and other types of direct indebtedness purchased by an Underlying Fund may be treated as illiquid.

Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to an Underlying Fund. For example, if a loan is foreclosed, an Underlying Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, an Underlying Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, an Underlying Fund relies on BGFA’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Underlying Fund.

Mortgage Securities.

Mortgage securities are issued by government and non-government entities such as banks, mortgage lenders, or other institutions. A mortgage security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage securities, such as collateralized mortgage obligations (or “CMOs”), make payments of both principal and interest at a range of specified intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage securities are based on different types of mortgages, including those on commercial real estate or residential properties. Stripped mortgage securities are created when the interest and principal components of a mortgage security are separated and sold as individual securities. In the case of a stripped mortgage security, the holder of the “principal-only” security (PO) receives the principal payments made by the underlying mortgage, while the holder of the “interest-only” security (IO) receives interest payments from the same underlying mortgage.

The value of mortgage securities may change due to shifts in the market’s perception of the creditworthiness of issuers and changes in interest rates. The value of some mortgage-backed securities may be particularly sensitive to changes in prevailing interest rates. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage securities are subject to prepayment risk. Prepayment risk is the risk that early principal payments made on the underlying mortgages, usually in response to a reduction in interest rates, will result in the return of principal to the investor, causing it to be invested subsequently at a lower current interest rate. Alternatively, in a rising interest rate environment, mortgage security values may be adversely affected when prepayments on underlying mortgages do not occur as anticipated, resulting in the extension of the security’s effective maturity and the related increase in interest rate sensitivity of a longer-term instrument. The prices of stripped mortgage securities tend to be more volatile in response to changes in interest rates than those of non-stripped mortgage securities. In addition, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Mortgage Pass-Through Securities.

Certain of the Underlying Funds may invest in mortgage pass-through securities which are a category of pass-through securities backed by pools of mortgages and issued by the Government National Mortgage Association (“GNMA”), or by one of several U.S. government-sponsored enterprises, such as the Federal National Mortgage Association (“FNMA”), or Federal Home Loan Mortgage Corporation (“FHLMC”), or the Federal Home Loan Banks (“FHLBs”). In the basic mortgage pass-through structure, mortgages with similar issuer, term and coupon characteristics are collected and aggregated into a “pool” consisting of multiple mortgage loans. The pool is assigned a CUSIP number and undivided interests in the pool are traded and sold as pass-through securities. The holder of the security is entitled to a pro rata share of principal and interest payments (including unscheduled prepayments) from the pool of mortgage loans.

A significant portion of the Lehman Brothers U.S. Aggregate Index (the “Lehman Aggregate Index”) (37.76% as of March 31, 2007) represents the U.S. agency mortgage pass-through segment of the U.S. investment grade bond market. Therefore, a substantial portion of the iShares Lehman Aggregate Bond Fund is invested to seek exposure to a representative sample of U.S. agency mortgage pass-through securities. The portion of the Lehman Aggregate Index representing the mortgage pass-through segment of the U.S. investment grade bond market is comprised of multiple pools of mortgage pass-through securities.

An investment in a specific pool of pass-through securities requires an analysis of the specific prepayment risk of mortgages within the covered pool (since mortgagors typically have the option to prepay their loans). The level of prepayments on a pool of mortgage securities is difficult to predict and can impact the subsequent cash flows and value of the mortgage pool. In addition, when trading specific mortgage pools, precise execution, delivery and settlement arrangements must be negotiated for each transaction. These factors combine to make trading in mortgage pools somewhat cumbersome. For these and other reasons, an Underlying Fund may obtain exposure to U.S. agency mortgage pass-through securities primarily through the use of “to-be-announced” or “TBA transactions.” “TBA” refers to a commonly used mechanism for the forward settlement of U.S. agency mortgage pass-through securities, and not to a separate type of mortgage-backed security. Most transactions in mortgage pass-through securities occur through the use of TBA transactions. TBA transactions generally are conducted in accordance with widely-accepted guidelines that establish commonly observed terms and conditions for execution, settlement and delivery. In a TBA transaction, the buyer and seller decide on general trade parameters, such as agency, settlement date, par amount, and price. The actual pools delivered generally are determined two days prior to settlement date. An Underlying Fund may use TBA transactions in several ways. For example, an Underlying Fund may regularly enter into TBA agreements and “roll over” such agreements prior to the settlement date stipulated in such agreements. This type of TBA transaction is sometimes known as a “TBA roll.” In a “TBA roll” an Underlying Fund generally will sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and will enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities. In addition, an Underlying Fund may enter into TBA agreements and settle such transactions on the stipulated settlement date by accepting actual receipt or delivery of the pools of mortgage pass-through securities stipulated in the TBA agreement. Default by or bankruptcy of a counterparty to a TBA transaction would expose an Underlying Fund to possible loss because of adverse market action, expenses or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA transaction. To minimize this risk, an Underlying Fund will enter into TBA transactions only with established counterparties (such as major broker-dealers) and BGFA will monitor the creditworthiness of such counterparties. The use of “TBA rolls” may cause an Underlying Fund to experience higher portfolio turnover and to pay higher capital gain distributions, which may result in larger amounts of short-term capital gains allocable to interestholders. The Underlying Fund segregates liquid assets in connection with the TBA transactions.

The iShares Lehman Aggregate Bond Fund intends to invest cash pending settlement of any TBA transactions in money market instruments, repurchase agreements or other high-quality, liquid short-term instruments, including money market funds affiliated with BGFA.

Municipal Securities.

Certain of the Underlying Funds may invest in municipal securities. Municipal securities are generally issued by states and local governments and their agencies, authorities and other instrumentalities. Municipal bonds are subject to interest rate, credit and market risk. The ability of a municipal security issuer to make payments on that security could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. Lower rated municipal bonds are subject to greater credit and market risk than higher quality municipal bonds. Municipal securities in which the Underlying Funds may invest include, but are not limited to, municipal lease obligations and securities issued by entities whose underlying assets are municipal bonds.

In addition, certain of the Underlying Funds may invest in residual interest bonds, which are created by depositing municipal securities in a trust and dividing the income stream of an underlying municipal bond in two parts, one, a variable rate security and the other, a residual interest bond. The interest rate for the variable rate security is determined by an index or an auction process held approximately every 7 to 35 days, while the residual interest bond holder receives the balance of the income from the underlying municipal bond less an auction fee. The market prices of residual interest bonds may be highly sensitive to changes in market rates and may decrease significantly when market rates increase.

The BGIF Institutional Money Market Fund may invest in ‘high-quality’ long-term municipal bonds, municipal notes and short-term commercial paper, with remaining maturities not exceeding 397 calendar days.

Participation Interests.

An Underlying Fund may invest in participation interests in any type of security in which the Underlying Fund may invest. A participation interest gives an Underlying Fund an undivided interest in the underlying securities in the proportion that the Underlying Fund’s participation interest bears to the total principal amount of the underlying securities.

Ratings.

An investment-grade rating means the security or issuer is rated investment-grade by Moody’s® Investors Service (“Moody’s”), Standard & Poor’s® Rating Services, a division of McGraw-Hill Companies, Inc. (“S&P”), Fitch Inc. (“Fitch”), Dominion Bond Rating Service Limited, or another credit rating agency designated as a NRSRO by the SEC, or is unrated but considered to be of equivalent quality by BGFA. Bonds rated Baa by Moody’s or BBB by S&P or above are considered “investment grade” securities; bonds rated Baa are considered medium grade obligations which lack outstanding investment characteristics and have speculative characteristics, while bonds rated BBB are regarded as having adequate capacity to pay principal and interest.

Subsequent to purchase by the applicable Underlying Funds, a rated security may cease to be rated or its rating may be reduced below an investment grade rating. Bonds rated lower than Baa3 by Moody’s or BBB- by S&P are below investment grade quality and are obligations of issuers that are considered predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Such securities (“lower rated securities”) are commonly referred to as “junk bonds” and are subject to a substantial degree of credit risk. Lower rated securities are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by securities issued under such circumstances are substantial. Bonds rated below investment grade tend to be less marketable than higher-quality bonds because the market for them is less broad. The market for unrated bonds is even narrower.

Repurchase Agreements.

An Underlying Fund may enter into repurchase agreements with certain counterparties. Repurchase agreements involve an agreement to purchase financial instruments and to resell those instruments back to the same counterparty at an agreed-upon date and price, which price reflects a rate of interest unrelated to a coupon rate or maturity of the purchased instruments. The value of the instruments purchased may be more or less than the price at which the counterparty has agreed to repurchase them. As protection against the risk that the counterparty will not fulfill its obligation, the instruments are marked-to-market daily and are maintained at a value at least equal to the sale price plus the accrued incremental amount. Delays or losses could result if the counterparty to the repurchase agreement defaults or becomes insolvent. An Underlying Fund will only engage in repurchase agreements with counterparties whose creditworthiness has been reviewed and found satisfactory by BGFA.

Restricted Securities.

Restricted securities are subject to legal restrictions on their sale. Difficulty in selling restricted securities may result in a loss or be costly to an Underlying Fund. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, as amended or in a registered public offering. Where registration is required, the restricted security’s holder may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time the holder decides to seek registration and the time the holder may be permitted to sell a security under an effective registration statement. If, during that period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Reverse Repurchase Agreements.

Certain of the Underlying Funds may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. Generally the effect of such transactions is that an Underlying Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Underlying Fund is able to keep some of the interest income associated with those securities. Such transactions are only advantageous if an Underlying Fund has an opportunity to earn a greater rate of interest on the cash derived from these transactions than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and an Underlying Fund intends to use the reverse repurchase technique only when BGFA believes it will be advantageous to an Underlying Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of an Underlying Fund’s assets. The custodian bank will maintain a separate account for the Underlying Fund with securities having a value equal to or greater than such commitments. Under the 1940 Act, reverse repurchase agreements are considered borrowings. The custodian for the Underlying Fund segregates liquid assets having a value equal to or greater than reverse repurchase agreements commitments.

Short-Term Instruments.

Each Underlying Fund may invest in short-term instruments in the same manner as the Master Portfolios, as described above.

Unrated Investments.

The BGIF Institutional Money Market Fund may purchase instruments that are not rated if, in the opinion of BGFA, such obligations are of investment quality comparable to other rated investments that are permitted for purchase by the Fund, if they are purchased in accordance with the Fund’s procedures adopted by the Trust’s Board of Trustees in accordance with Rule 2a-7 under the 1940 Act. Such procedures require approval or ratification by the Board of Trustees of the purchase of unrated securities. After purchase by the Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require an immediate sale of such security by the Fund provided that, when a security ceases to be rated, BGFA determines that such security presents minimal credit risks and, provided further that, when a security rating is downgraded below the eligible quality for investment or no longer presents minimal credit risks, BGFA finds that the sale of such security would not be in the Fund’s shareholder’s best interest.

To the extent the ratings given by a NRSRO may change as a result of changes in such organization or its rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its registration statement.

U.S. Government Obligations.

Certain of the Underlying Funds may invest a portion of their assets in U.S. Government obligations and may make such investments in the same manner as the Master Portfolios, as described above.

U.S. Registered Securities of Foreign Issuers.

Certain of the Underlying Funds may invest in U.S. registered, dollar-denominated bonds of foreign corporations, governments, agencies and supra-national entities. Investing in U.S. registered, dollar-denominated, investment grade bonds issued by non-U.S. issuers involves some risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, and potential restrictions of the flow of international capital. Foreign companies may be subject to less governmental regulation than U.S. issuers. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

Warrants.

A warrant is an instrument issued by a corporation that gives the holder the right to subscribe to a specified amount of the corporation’s capital stock at a set price for a specified period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities.

INVESTMENT POLICIES AND RESTRICTIONS

FUNDAMENTAL RESTRICTIONS

The Funds are subject to certain fundamental restrictions on their investments. These restrictions may not be changed without the approval of the holders of a majority of the outstanding voting shares of the Funds affected by the change.

1.	DIVERSIFICATION. No Fund will make any investment inconsistent with the Fund’s classification as a diversified company under the 1940 Act. This restriction does not apply to any Fund classified as a non-diversified company under the 1940 Act.

2a.	INDUSTRY CONCENTRATION—EQUITY FUND, SMALL/MID CAP EQUITY FUND, INTERNATIONAL EQUITY FUND, EQUITY AND BOND FUND, BOND FUND AND THE LIFEPATH FUNDS. The Equity Fund, Small/Mid Cap Equity Fund, International Equity Fund, Equity and Bond Fund, Bond Fund and the LifePath Funds will not invest 25% or more of their total assets (taken at market value at the time of each investment) in the securities of issuers primarily engaged in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities).

2b.	INDUSTRY CONCENTRATION—MONEY MARKET FUND. The Money Market Fund will not invest 25% or more of its assets (taken at market value at the time of each investment), other than U.S. Government securities, obligations (other than commercial paper) issued or guaranteed by U.S. banks and U.S. branches of foreign banks, and repurchase agreements and securities loans collateralized by U.S. Government securities or such bank obligations, in the securities of issuers primarily engaged in the same industry.

2c.	INDUSTRY CONCENTRATION—EQUITY INDEX FUNDS. The Equity Index Funds will concentrate their investments in an industry or industries if, and approximately to the extent that, their benchmark indices concentrate in such industry or industries, except where the concentration of the relevant index is the result of a single stock.

2d.	INDUSTRY CONCENTRATION—TAX ADVANTAGED BOND FUND. The Tax Advantaged Bond Fund may not invest in securities other than municipal securities, except that it may make temporary investments (up to 20% of its total assets under normal circumstances) in certain short-term taxable securities issued by or on behalf of municipal or corporate issuers, obligations of the United States Government and its agencies or instrumentalities, commercial paper, bank certificates of deposit, and any such items subject to short-term repurchase agreements.

3.	INTERESTS IN REAL ESTATE. No Fund will purchase real estate or any interest therein, except through the purchase of corporate or certain government securities (including securities secured by a mortgage or a leasehold interest or other interest in real estate). A security issued by a real estate or mortgage investment trust is not treated as an interest in real estate.

4.	UNDERWRITING. No Fund will underwrite securities of other issuers except insofar as the Trust may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities.

5.

BORROWING.    No Fund will borrow money, except that, for temporary purposes,: (a) a Fund may borrow from banks (as defined in the 1940 Act) or through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed), taken at market value at the time of the borrowing; (b) a Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets (including the amount borrowed), taken at market value at the time of the borrowing; and (c) a Fund may obtain such short-term credits as may be necessary for clearance of purchases and sales of portfolio securities. An Equity Index Fund may not borrow money for any purpose.

6.	LENDING. No Fund will lend any security or make any other loan, except through: (a) the purchase of debt obligations in accordance with the Fund’s investment objective or objectives and policies; (b) repurchase agreements with banks, brokers, dealers, and other financial institutions; and (c) loans of securities as permitted by applicable law.

7.	COMMODITIES. No Fund will purchase or sell commodities or commodity contracts, except that a Fund may (a) enter into futures, options and options on futures, (b) forward contracts and (c) other financial transactions not requiring the delivery of physical commodities.

8.	SENIOR SECURITIES. No Fund will issue senior securities except to the extent the activities permitted in Fundamental Restrictions Nos. 5 and 7 may be deemed to give rise to a senior security.

9a.	INVESTMENTS—TAX ADVANTAGED BOND FUND. The Tax Advantaged Bond Fund will (i) invest at least 80% of its assets in tax-exempt securities; or (ii) invest its assets so that at least 80% of the income will be tax-exempt.

9b.	EQUITY INDEX FUNDS AND LIFEPATH FUNDS. Each of the Equity Index Funds and the LifePath Funds may, notwithstanding any other fundamental policy or restrictions, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and restrictions of such Equity Index Fund or LifePath Fund.

9c.	INVESTMENTS—EQUITY AND BOND FUND. The Equity and Bond Fund will not invest in securities other than securities of other registered investment companies or registered unit investment trusts that are part of the State Farm group of investment companies, U.S. Government securities, or short-term paper.

For the purposes of the restrictions relating to industry concentration, the restrictions noted above in Fundamental Restriction No. 2 do not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

NON-FUNDAMENTAL RESTRICTIONS

The Trust also has adopted the following additional investment restrictions applicable (except as noted) to all Funds. These are not fundamental and may be changed by the Board of Trustees without shareholder approval.

1.	FINANCIAL FUTURES CONTRACTS. No Fund may enter into a financial futures contract (by exercise of any option or otherwise) or acquire any options thereon, if, immediately thereafter, the total of the initial margin deposits required with respect to all open futures positions, at the time such positions were established, plus the sum of the premiums paid for all unexpired options on futures contracts would exceed 5% of the value of its total assets.

2.	MARGIN PURCHASES. No Fund may purchase any securities on margin except in connection with investments of certain Funds in futures contracts or options on futures contracts.

3.	PLEDGING ASSETS. No Fund may mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by such Fund except: (a) as may be necessary in connection with borrowings mentioned in fundamental restriction number 5 above, and then such mortgaging, pledging or hypothecating may not exceed 10% of the Fund’s total assets, taken at market value at the time thereof, or (b) in connection with investments of certain Funds in futures contracts or options on futures contracts.

4a.	ILLIQUID SECURITIES AND REPURCHASE AGREEMENTS. No Fund may purchase securities or enter into a repurchase agreement if, as a result, more than 15% of its net assets would be invested in any combination of:

(i)	repurchase agreements not entitling the holder to payment of principal and interest within seven days, and

(ii)	securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market.

4b.	ILLIQUID SECURITIES AND REPURCHASE AGREEMENTS—MONEY MARKET FUND. In addition to the non-fundamental restriction in 4a above, the Money Market Fund will not invest in illiquid securities, including certain repurchase agreements or time deposits maturing in more than seven days, if, as a result thereof, more than 10% of the value of its net assets would be invested in assets that are either illiquid or are not readily marketable.

5.	INVESTMENTS IN OTHER INVESTMENT COMPANIES. Each Fund may invest in other investment companies in accordance with the restrictions imposed by the Investment Company Act of 1940 and the rules thereunder.

6.	INVESTMENT COMPANY NAMES. Each of the Equity Fund, the Small/Mid Cap Equity Fund, S&P 500 Index Fund, Small Cap Index Fund, International Index Fund, Bond Fund and Money Market Fund will invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of borrowings for investment purposes, in the particular type of investment that is suggested by the Fund’s name, and each will notify its shareholders at least 60 days prior to any change in such policy.

7.	FUND OF FUND INVESTMENTS. Any Fund of the Trust whose shares are acquired by another Fund of the Trust in accordance with to Section 12(d)(1)(G) of the 1940 Act shall not purchase securities of a registered open-end investment company or a registered unit investment trust in reliance on either Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

With respect to non-fundamental restriction #5 above, the Investment Company Act of 1940 and the rules thereunder provide that one investment company (the “acquiring fund”) may invest in shares of another investment company (the “acquired fund”) to the extent that:

•	The acquiring fund does not acquire more than 3% of the acquired fund’s outstanding voting securities,

•	The acquiring fund does not acquire securities issued by the acquired fund having an aggregate value greater than 5% of the value of the total assets of the acquiring fund, and

•

The acquiring fund cannot acquire securities issued by the acquired fund if that acquisition would result in the acquiring fund owning securities of the acquired fund and all other investment companies having an aggregate value greater than 10% of the value of the total assets of the acquiring fund.

The normally applicable 3%, 5% and 10% limitations do not apply to a fund, such as the Equity and Bond Fund, which is structured as a fund-of-funds. A fund-of-funds invests exclusively in U.S. Government securities, short-term paper and securities issued by other investment companies that are part of the same group of investment companies. Furthermore, Rule 12d1-1 under the Investment Company Act of 1940 allows an investment company in certain circumstances to invest in another investment company that is a money market fund without regard to the normally applicable 3%, 5% and 10% limitations. To rely on Rule 12d1-1, the acquiring fund may pay no sales charge or service fee in connection with the purchase, sale or redemption of securities issued by the money market fund, unless the acquiring fund’s investment adviser waives an equivalent amount of its fees.

OPERATING POLICIES OF THE S&P 500 INDEX MASTER PORTFOLIO

The S&P 500 Index Master Portfolio is subject to the following fundamental investment limitations which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Master Portfolio’s outstanding voting securities. To obtain approval, a majority of the Master Portfolio’s outstanding voting securities means the vote of the lesser of: (1) 67% or more of the voting securities present, if more than 50% of the outstanding voting securities are present or represented, or (2) more than 50% of the outstanding voting shares.

The S&P 500 Index Master Portfolio may not:

(1) Purchase the securities of any single issuer if, as a result, with respect to 75% of the Master Portfolio’s total assets, more than 5% of the value of its total assets would be invested in the securities of such issuer or the Master Portfolio’s ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit the Master Portfolio’s cash or cash items, investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies.

(2) Purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

(3) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Master Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

(4) Borrow money or issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder.

(5) Make loans to other parties, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans.

(6) Underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Master Portfolio’s investment program may be deemed to be an underwriting; and provided further, that the purchase by the Master Portfolio of securities issued by an open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Master Portfolio shall not constitute an underwriting for purposes of this paragraph.

(7) Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Master Portfolio’s investments in that industry would equal or exceed 25% of the current value of the Master Portfolio’s total assets, provided that this restriction does not limit the Master Portfolio’s: (i) investments in securities of other investment companies, (ii) investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (iii) investments in repurchase agreements collateralized by U.S. Government securities, and provided further that the Master Portfolio reserve the right to concentrate in any industry in which the index that the Master Portfolio tracks becomes concentrated to approximately the same degree during the same period.

(8) Purchase securities on margin, but the S&P 500 Master Portfolio may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those related to indexes, and options on futures contracts or indexes.

With respect to investment limitation #4 above, the 1940 Act currently allows the S&P 500 Index Master Portfolio to borrow up to one-third of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made.

The S&P 500 Index Master Portfolio is subject to the following non-fundamental operation policies which may be changed by the Board of Trustees of the Master Fund without the approval of the holders of the Master Portfolio’s outstanding securities. The Master Portfolio may:

1.	invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act subject to the limitations of Section 12(d)(1) of the 1940 Act, including the rules, regulations and exemptive orders obtained thereunder; provided, however, that a Master Portfolio, if it has knowledge that its beneficial interests are purchased by another investment company investor pursuant to Section 12(d)(1)(G) of the 1940 Act, will not acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act. Other investment companies in which the Master Portfolio invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Master Portfolio.

2.	not invest more than 15% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (i) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (ii) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (iii) repurchase agreements not terminable within seven days.

3.	lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of the Master Portfolio’s total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Master Portfolio will not enter into any portfolio security lending arrangement having a duration of longer than one year.

4.	not purchase interests, leases or limited partnership interests in oil, gas or other mineral exploration or development programs.

5.	The Master Portfolio will provide interestholders with at least 60 days’ notice of any change to the Master Portfolio’s non-fundamental policy to invest at least 90% of the value of the Master Portfolio’s net assets, plus the amount of any borrowing for investment purposes, in securities comprising the index that the Master Portfolio tracks. The notice will be provided in plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type: “Important Notice Regarding Change in Investment Policy.” This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.

If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

Operating Policies of the LifePath Master Portfolios

The Master Portfolios in which the LifePath Funds invest are subject to the following fundamental investment limitations which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Master Portfolio’s outstanding voting securities. To obtain approval, a majority of the Master Portfolio’s outstanding voting securities means the vote of the lesser of: (1) 67% or more of the voting securities present, if more than 50% of the outstanding voting securities are present or represented, or (2) more than 50% of the outstanding voting shares.

The Master Portfolios may not:

(1) Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Master Portfolio’s investments in that industry would equal or exceed 25% of the current value of the Master Portfolio’s total assets, provided that this restriction does not limit a Master Portfolio’s: (i) investments in securities of other investment companies, (ii) investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (iii) investments in repurchase agreements collateralized by U.S. Government securities;

(2) Purchase the securities of any single issuer if, as a result, with respect to 75% of a Master Portfolio’s total assets, more than 5% of the value of its total assets would be invested in the securities of such issuer or the Master Portfolio’s ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit a Master Portfolio’s cash or cash items, investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies;

(3) Borrow money or issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder;

(4) Make loans to other parties, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans;

(5) Underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Master Portfolio’s investment program may be deemed to be an underwriting; and provided further, that the purchase by the Master Portfolio of securities issued by an open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Master Portfolio shall not constitute an underwriting for purposes of this paragraph;

(6) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Master Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(7) Purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

With respect to investment limitation #3 above, the 1940 Act currently allows the S&P 500 Index Master Portfolio to borrow up to one-third of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. With respect to paragraph (4) above, the 1940 Act and regulatory interpretations currently limit the percentage of a LifePath Portfolio’s securities that may be loaned to one-third of the value of its total assets.

Non-Fundamental Investment Restrictions. The Master Portfolios have adopted the following investment restrictions as non-fundamental policies. These restrictions may be changed without interestholder approval by vote of a majority of the Trustees of Master Fund, at any time. The Master Portfolios are subject to the following investment restrictions, all of which are non-fundamental policies.

(1) The Master Portfolios may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act subject to the limitations of Section 12(d)(1) of the 1940 Act, including the rules, regulations and exemptive orders obtained thereunder; provided, however, that a Master Portfolio, if it has knowledge that its beneficial interests are purchased by another investment company investor pursuant to Section 12(d)(1)(G) of the 1940 Act, will not acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act. Other investment companies in which the Master Portfolios invest can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Master Portfolio.

(2) Each Master Portfolio may not invest more than 15% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

(3) Each Master Portfolio may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of a Master Portfolio’s total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Master Portfolios will not enter into any portfolio security lending arrangement having a duration of longer than one year.

(4) Each Master Portfolio may not purchase securities on margin, but each Master Portfolio may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indexes.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

To ensure that disclosure about Fund portfolio holdings is in the best interests of Fund shareholders, the Board of Trustees has adopted policies and procedures with respect to the disclosure of portfolio holdings. The Board of Trustees periodically reviews these policies and procedures to ensure that they adequately protect shareholders and that any disclosure of portfolio holdings information is in the best interests of shareholders. The Board is updated as needed regarding the Trust’s compliance with these policies and procedures, including information relating to any potential conflicts between the interests of the Trust’s shareholders and the interests of the Manager, Management Corp. and their affiliates. Except as provided in that policy, no listing of the portfolio holdings or discussion of one or more portfolio holdings of any series of the Trust shall be provided to any person, including any shareholder of the Trust.

A complete list of the portfolio holdings of each Fund as of the close of each calendar quarter will be made publicly available on the 60th day of the following calendar quarter, or the next business day if the 60th day is not a business day. In addition, the policy allows the release of nonpublic portfolio holdings information to selected parties if (i) based on a determination by the president, the treasurer, the chief compliance officer, a senior vice president or a vice president of the Trust, disclosure of portfolio holdings information in the manner and at the time proposed is consistent with a legitimate business purpose of the Trust, and (ii) the recipient agrees in writing that it is subject to a duty of confidentiality with respect to that information.

The Trust makes information about each Fund’s portfolio securities available in certain situations described below sooner than when such information is publicly available in filings with the Securities and Exchange Commission. The disclosure of portfolio holdings is made to Bell, Boyd & Lloyd LLC, Ernst & Young LLP and RR Donnelley on a quarterly basis.

Identity of Person to whom information is disclosed	Purpose of Disclosure	Compensation or other consideration received by the Trust, the Manager or other party
Bell, Boyd & Lloyd LLP, legal counsel to the Trust and its independent trustees	To enable Bell, Boyd & Lloyd LLP to provide legal advice to the Trust	None

Ernst & Young LLP, the Trust’s Independent Registered Public Accountant	To enable Ernst & Young LLP to provide auditing services to the Trust	None

RR Donnelley, the Trust’s financial printer	Prepare Forms N-Q and N-CSR for filing with SEC and prepare the Trust’s annual and semi-annual reports for distribution to shareholders	None

The Trust has a written confidentiality agreement with RR Donnelley, but the Trust does not have written confidentiality agreements with Ernst & Young LLP or Bell, Boyd & Lloyd LLP. While the Trust does not have separate confidentiality agreements with these two service providers, and, accordingly, it is possible that the Trust’s portfolio information could be selectively disclosed, the Board of Trustees believes that such disclosure is unlikely given industry non-disclosure standards and the Trust’s past experience with these entities. In addition, public knowledge of a service provider’s failure to maintain the confidentiality of portfolio holdings information likely could cause severe reputational damage to these firms, thereby making release of such information very unlikely. The Trust also expects that these service providers will not trade in securities based on the information or use the information except as necessary in providing services to the Trust.

No person or entity shall accept any compensation or consideration of any kind (including any agreement to maintain assets in any Fund or enter into or maintain any other relationship with the Manager or Management Corp.) in connection with the release of information relating to a Fund’s portfolio holdings.

Exceptions to the policy are reported to the Board of Trustees by the chief compliance officer or general counsel no later than at the next regularly scheduled meeting of the Board of Trustees.

PROXY VOTING POLICIES

The Trust has adopted the Manager’s Proxy Voting Policies and Procedures as the Proxy Voting Policies and Procedures for the Trust in accordance with applicable rules under the 1940 Act.

The Manager adopted and implemented its proxy voting policies and procedures to reasonably ensure that proxies are voted in the best interests of its clients, including the Funds, in accordance with Manager’s fiduciary duties and in accordance with applicable rules under the Investment Advisers Act of 1940. The Manager’s proxy voting policies and procedures set forth its general voting philosophies, including its procedures for addressing any conflicts of interest that may arise.

The Manager votes proxies on behalf of the Trust with the intention of promoting the greatest long-term shareholder value consistent with governing laws and the investment policies of the Trust. Each proxy vote is cast by the Manager on a case-by-case basis. On most items the Manager votes with management. These generally include routine items related to the operation of the company and not expected to have a significant economic impact on the company and/or its shareholders. The Manager also generally supports proposals that foster good corporate governance. On some items, the Manager generally votes against management, including certain proposals that limit shareholders’ rights. For non-routine proposals that are more likely to affect the structure and operation of the company and to have a greater impact on value of the investment, the Manager carefully reviews and analyzes the issue on a case-by-case basis.

The Manager is not aware of any conflicts of interest between the Manager and the Trust with respect to proxy voting. However, occasions may arise where a person involved in the proxy voting process may have a personal conflict of interest. Any individual associated with the Manager who becomes aware of a conflict of interest between the Manager and the Trust or with knowledge of a personal conflict of interest (e.g., familial relationship with company management) relating to a particular proxy shall disclose that conflict to the portfolio manager and otherwise remove himself or herself from the proxy voting process. If the portfolio manager has a personal conflict, or if conflicts of interest exist between the Manager and the Trust, such as possible benefits to State Farm insurance companies depending on a proxy voting decision, the Manager would refer the voting decision to its Investment Council, consisting of the Manager’s chief executive officer, chief operating officer and chief financial officer. The Investment Council would then consider all relevant factors in determining how to vote in the best interests of the Trust or whether to retain an independent consultant to make the voting decision. The intention in all cases is to best represent the interests of the Trust.

The Manager’s proxy voting policies and procedures are not exhaustive and do not include all potential voting issues. In special cases, the Manager may seek guidance from advisers on how a particular proxy proposal will impact the financial prospects of a company and vote accordingly.

The Manager has retained Capital Guardian as sub-adviser to manage, under the Manager’s supervision and direction, the Equity Fund and the International Equity Fund series of the Trust and to vote the proxies of securities held by those Funds.

Capital Guardian’s Proxy Voting Guidelines are incorporated in the Manager’s Proxy Voting Policies and Procedures. Pursuant to its Proxy Voting Guidelines, Capital Guardian votes proxies solely in the best economic interests of its clients and to maximize long-term shareholder value. Capital Guardian’s Proxy Voting Guidelines allow the investment professionals responsible for voting proxies to have the discretion to make the best decision given the individual facts and circumstances of each issue. Capital Guardian will generally oppose proposals where a conflict of interest may exist between management and client interests, such as those that may insulate management or diminish shareholder rights.

Capital Guardian’s Proxy voting Guidelines include policies and procedures to prevent material relationships from giving rise to a conflict of interest or influencing Capital Guardian’s responsibility to vote proxies in the best interest of its clients. In certain instances, the Capital Guardian Special Review Committee reviews proxy decisions for improper influences on the decision-making process.

The Manager has reviewed and approved Capital Guardian’s Proxy Voting Guidelines and adopted those guidelines with respect to the Equity Fund and the International Equity Fund series of the Trust.

The Manager has retained Northern Trust as sub-adviser to manage, under the Manager’s supervision and direction, the Small Cap Index Fund and the International Index Fund series of the Trust and to vote the proxies of securities held by those Funds.

Northern Trust’s Proxy Voting Guidelines are incorporated in the Manager’s Proxy Voting Policies and Procedures. Pursuant to its Proxy Voting Guidelines, Northern Trust votes proxies solely in the best economic interests of its clients and to maximize long-term shareholder value. Northern Trust’s Proxy Voting Guidelines allow the investment professionals responsible for voting proxies to have the discretion to make the best decision given the individual facts and circumstances of each issue. Northern Trust will generally oppose proposals where a conflict of interest may exist between management and client interests, such as those that may insulate management or diminish shareholder rights.

Northern Trust’s Proxy Voting Guidelines include policies and procedures to address any conflicts of interest that may arise and to prevent any relationship from giving rise to a conflict of interest or influencing Northern Trust’s responsibility to vote proxies in the best interests of its clients.

The Manager has reviewed and approved Northern Trust’s Proxy Voting Guidelines and adopted those guidelines with respect to the Small Cap Index Fund and the International Index Fund series of the Trust.

The Manager has retained Rainier as sub-adviser to manage, under the Manager’s supervision and direction, a portion of the Small/Mid Cap Equity Fund and to vote the proxies of securities held by that Fund and managed by Rainier.

Rainier’s Proxy Voting Guidelines are incorporated in the Manager’s Proxy Voting Policies and Procedures. Pursuant to its Proxy Voting Guidelines, Rainier votes proxies solely in the best economic interests of its clients and to maximize long-term shareholder value. Rainier’s Proxy Voting Guidelines provide that Rainier will ordinarily vote proxies in the manner recommended by an independent third party, Institutional Shareholder Services (“ISS”). ISS makes its recommendations based on its independent, objective analysis of the economic interests of shareholders. This process ensures that Rainier votes in the best interests of its advisory clients, and it insulates Rainier’s voting decisions from any potential conflicts of interest.

Rainier’s Proxy Voting Guidelines include policies and procedures to address any conflicts of interest that may arise and to prevent any relationship from giving rise to a conflict of interest or influencing Rainier’s responsibility to vote proxies in the best interests of its clients.

The Manager has reviewed and approved Rainier’s Proxy Voting Guidelines and adopted those guidelines with respect to the portion of the Small/Mid Cap Equity Fund managed by Rainier.

The Manager has retained Bridgeway as sub-adviser to manage, under the Manager’s supervision and direction, a portion of the Small/Mid Cap Equity Fund and to vote the proxies of securities held by that Fund and managed by Bridgeway.

Bridgeway’s Proxy Voting Guidelines are incorporated in the Manager’s Proxy Voting Policies and Procedures. Bridgeway’s Proxy Voting Guidelines are designed to provide reasonable assurance that proxies are voted in the clients’ best interest. Bridgeway has engaged Institutional Shareholder Services (“ISS”), a third party proxy voting agent, to research proxy proposals, provide vote recommendations and vote proxies on behalf of the firm. Bridgeway has, with limited exceptions relating to the election of directors, adopted the ISS Social Advisory Services SRI U.S. Proxy Voting Guidelines for all domestic U.S. proxy issues and the ISS Social Advisory Services SRI International Proxy Voting Guidelines for all non-domestic proxy issues. On matters of corporate governance, executive compensation, and corporate structure, ISS Social Advisory Services Guidelines are based on a commitment to create and preserve economic value and to advance principles of good corporate governance, consistent with responsibilities to society as a whole.

Bridgeway’s Proxy Voting Guidelines include policies and procedures to address any conflicts of interest that may arise and to prevent any relationship from giving rise to a conflict of interest or influencing Bridgeway’s responsibility to vote proxies in the best interests of its clients.

The Manager has reviewed and approved Bridgeway’s Proxy Voting Guidelines and adopted those guidelines with respect to the portion of the Small/Mid Cap Index Fund managed by Bridgeway.

The Manager’s proxy voting policies and procedures are available to shareowners upon request. Information regarding how each Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-888-702-2307 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

MORE ABOUT THE S&P 500 INDEX FUND AND THE LIFEPATH FUNDS

MASTER/FEEDER STRUCTURE

The S&P 500 Index Fund and the LifePath Funds seek to achieve their investment objectives by investing all of their assets into Master Portfolios of the Master Fund. The S&P 500 Index Fund and the LifePath Funds and other entities investing in Master Portfolios are each liable for all obligations of the Master Portfolio. However, the risk of the S&P 500 Index Fund and the LifePath Funds incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Master Fund itself is unable to meet its obligations. Accordingly, the Trust’s Board of Trustees believes that the S&P 500 Index Fund and the LifePath Funds and their respective shareholders will not be adversely affected by investing assets in the Master Portfolios. However, if a mutual fund or other investor withdraws its investment from a Master Portfolio, the economic efficiencies (e.g., spreading fixed expenses among a larger asset base) that the Trust’s Board of Trustees believes may be available through investment in a Master Portfolio may not be fully achieved. In addition, given the relative novelty of the master/feeder structure, accounting or operational difficulties, although unlikely, could arise.

The S&P 500 Index Fund or a LifePath Fund may withdraw its investment in the Master Portfolios only if the Trust’s Board of Trustees determines that such action is in the best interests of the Fund and its shareholders. Upon any such withdrawal, the Trust’s Board of Trustees would consider alternative investments, including investing all of the Fund’s assets in another investment company with the same investment objective as the Fund or hiring an investment adviser to manage the Fund’s assets in accordance with its investment objective and policies.

The fundamental policies of a Master Portfolio cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Master Portfolio’s outstanding interests. Whenever the S&P 500 Index Fund or a LifePath Fund, as an interestholder of a Master Portfolio, is requested to vote on any matter submitted to interestholders of the Master Portfolio, the Fund will either (1) hold a meeting of its shareholders to consider such matters, and cast its votes in proportion to the votes received from its shareholders (shares for which the S&P 500 Index Fund or a LifePath Fund receives no voting instructions will be voted in the same proportion as the votes received from the other Fund shareholders); or (2) cast its votes, as an interestholder of the Master Portfolio, in proportion to the votes received by the Master Portfolio from all other interestholders of the Master Portfolio.

Certain policies of the Master Portfolios which are non-fundamental may be changed by vote of a majority of the Master Fund’s Trustees without interestholder approval. If the Master Portfolio’s investment objective or fundamental or non-fundamental policies are changed, the S&P 500 Index Fund or a LifePath Fund may elect to change its objective or policies to correspond to those of the Master Portfolio. The S&P 500 Index Fund or a LifePath Fund also may elect to redeem its interests in the Master Portfolio and either seek a new investment company with a matching objective in which to invest or retain its own investment adviser to manage the Fund’s portfolio in accordance with its objective. In the latter case, the Fund’s inability to find a substitute investment company in which to invest or equivalent management services could adversely affect shareholders’ investments in the S&P 500 Index Fund or LifePath Fund. The S&P 500 Index Fund and the LifePath Funds will provide shareholders with 60 days’ written notice prior to the implementation of any change in the investment objective of the Fund or its corresponding Master Portfolio, to the extent possible.

SELECTION OF INVESTMENTS FOR THE S&P 500 INDEX MASTER PORTFOLIO

The manner in which stocks are chosen for the S&P 500 Index Master Portfolio differs from the way securities are chosen in most other mutual funds. Unlike other mutual funds where the portfolio securities are chosen by an investment adviser based upon the adviser’s research and evaluations, stocks are selected for inclusion in the Master Portfolio’s portfolio to have aggregate investment characteristics (based on market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures similar to those of the benchmark index taken in its entirety.

As briefly discussed in the Prospectus, the S&P 500 Index Master Portfolio generally holds every stock in the S&P 500.

Over time, the portfolio composition of the Master Portfolio may be altered (or “rebalanced”) to reflect changes in the characteristics of its benchmark index. Such rebalancings will require the Master Portfolio to incur transaction costs and other expenses.

TRACKING ERROR—S&P 500 INDEX MASTER PORTFOLIO

BGFA uses the “expected tracking error” of the Master Portfolio as a way to measure the Master Portfolio’s performance relative to the performance of its benchmark index. An expected tracking error of 5% means that there is a 68% probability that the net asset value of the Master Portfolio will be between 95% and 105% of the subject index level after one year, without rebalancing the portfolio composition. A tracking error of 0% would indicate perfect tracking, which would be achieved when the net asset value of the Master Portfolio increases or decreases in exact proportion to changes in its benchmark index. Factors such as expenses of the Master Portfolio, taxes, the need to comply with the diversification and other requirements of the Code and other requirements may adversely impact the tracking of the performance of the Master Portfolio to that of its benchmark index. In the event that tracking error exceeds 5%, the Board of Trustees of the Master Fund will consider what action might be appropriate to reduce the tracking error.

SELECTION OF INVESTMENTS FOR THE SMALL CAP INDEX FUND AND THE INTERNATIONAL INDEX FUND

The manner in which stocks are chosen for the Small Cap Index Fund and the International Index Fund differs from the way securities are chosen in most other mutual funds. Unlike other mutual funds where the portfolio securities are chosen by an investment adviser based upon the adviser’s research and evaluations, stocks are selected for these Funds to have aggregate investment characteristics (based on market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures similar to those of the benchmark index taken in its entirety. The Small Cap Index Fund and the International Index Fund generally do not hold all of the issues that comprise their respective benchmark index, due in part to the costs involved and, in certain instances, the potential illiquidity of certain securities. Instead, the Small Cap Index Fund attempts to hold a representative sample of the securities in the Russell 2000 Index, which Northern Trust selects utilizing proprietary quantitative analytical models in a technique known as “portfolio optimization.” Under this technique, stocks are selected for inclusion if the fundamental investment characteristics of the security reduce the portfolio’s predicted tracking error against the benchmark index. The International Index Fund holds securities selected by Northern Trust utilizing a quantitative model known as minimum variance optimization. Under this technique, stocks are selected for inclusion if the fundamental investment characteristics of the security reduce the portfolio’s predicted tracking error against the benchmark index. Northern Trust seeks to construct the portfolio of each of the Small Cap Index Fund and the International Index Fund so that, in the aggregate, their capitalization, industry and fundamental investment characteristics perform like those of their benchmark index. Over time, the portfolio composition of each of these Funds may be altered (or “rebalanced”) to reflect changes in the characteristics of its benchmark index or, with a view to bringing the performance and characteristics more in line with that of their benchmark index. Such rebalancings will require the Funds to incur transaction costs and other expenses. The Small Cap Index Fund and the International Index Fund reserve the right to invest in all of the securities in their benchmark index.

TRACKING ERROR—SMALL CAP INDEX FUND AND INTERNATIONAL INDEX FUND

As discussed in the Prospectuses, the Small Cap Index Fund and the International Index Fund are subject to the risk of tracking error. Tracking error may result from share purchases and redemptions, transaction costs, expenses and other factors. Share purchases and redemptions may necessitate the purchase and sale of securities by these Funds and the resulting transaction costs which may be substantial because of the number and the characteristics of the securities held. In addition, transaction costs are incurred because sales of securities received in connection with spin-offs and other corporate reorganizations are made to conform a Fund’s holdings to its investment objective. Tracking error also may occur due to factors such as the size of a Fund, the maintenance of a cash reserve pending investment or to meet expected redemptions, changes made in the Fund’s benchmark index or the manner in which the index is calculated or because the indexing and investment approach of Northern Trust does not produce the intended goal of these Funds. Northern Trust monitors tracking error for the Small Cap Index Fund and the International Index Fund at least quarterly.

RELATIONSHIP WITH THE INDEX PROVIDERS

STANDARD & POOR’S

The S&P 500 Index Fund and the S&P 500 Index Master Portfolio seek to match the performance of the Standard & Poor’s Index of 500 stocks (“S&P 500”). “Standard & Poor’s®,” “S&P®,” “S&P 500®,” “Standard and Poor’s 500” and “500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by State Farm Mutual Fund Trust (the “Trust”). Neither the S&P 500 Index Fund nor the S&P 500 Index Master Portfolio is sponsored, endorsed sold or promoted by Standard & Poor’s, a division of the McGraw-Hill Companies, Inc. (“S&P”).

S&P makes no representation or warranty, express or implied, to the owners of the S&P 500 Index Fund, the S&P 500 Index Master Portfolio or any member of the public regarding the advisability of investing in securities generally or in the S&P 500 Index Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P’s only relationship to the Trust is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Trust or the S&P 500 Index Fund. S&P has no obligation to take the needs of the Trust or the owners of the S&P 500 Index Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the S&P 500 Index Fund or the timing of the issuance or sale of the S&P 500 Index Fund or in the determination or calculation of the equation by which the S&P 500 Index Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the S&P 500 Index Fund.

S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the Trust, owners of the Fund, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

RUSSELL 2000

The Small Cap Index Fund seeks to match the performance of the Russell 2000 Small Stock Index (the “Russell 2000”). The Russell 2000 tracks the common stock performance of the 2000 smallest U.S. companies in the Russell 3000 Index, representing about 10% in the aggregate of the capitalization of the Russell 3000 Index. The Russell 2000 and the Russell 3000 are trademarks/service marks, and “Russell” is a trademark, of Frank Russell Company. The Small Cap Index Fund is not promoted, sponsored or endorsed by, nor in any way affiliated with Frank Russell Company. Frank Russell Company is not responsible for and has not reviewed the Small Cap Index Fund nor any associated literature or publications and makes no representation or warranty, express or implied, as to their accuracy or completeness, or otherwise.

Frank Russell Company reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell 2000. Frank Russell Company has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating the Russell 2000.

Frank Russell Company’s publication of the Russell 2000 in no way suggests or implies an opinion by Frank Russell Company as to the attractiveness or appropriateness of investment in any or all securities upon which the index is based. Frank Russell Company makes no representation, warranty, or guarantee as to the accuracy, completeness, reliability, or otherwise of the Russell 2000 or any data included in the Russell 2000. Frank Russell Company makes no representation or warranty regarding the use, or the results of use, of the Russell 2000 or any data included therein, or any security (or combination thereof) comprising the Russell 2000. Frank Russell Company makes no other express or implied warranty, and expressly disclaims any warranty, of any kind, including, without means of limitation, any warranty of merchantability or fitness for a particular purpose with respect to the Russell 2000 or any data or any security (or combination thereof) included therein.

EAFE® FREE INDEX

The International Index Fund seek to match the performance of the Morgan Stanley Capital International Europe, Australasia, and Far East Free Index (“the EAFE® Free Index”). The EAFE® Free Index is the exclusive property of Morgan Stanley Capital International Inc. (“MSCI”). Morgan Stanley Capital International is a service mark of MSCI and has been licensed for use by the Trust. The International Index Fund is not sponsored, endorsed, sold or promoted by MSCI. Neither MSCI nor any other party makes any representation or warranty, express or implied, to the owners of shares of the International Index Fund or any member of the public regarding the advisability of investing in funds generally or in the shares of the International Index Fund particularly or the ability of the EAFE® Free Index to track general stock market performance. MSCI is the licensor of certain trademarks, service marks and trade names of MSCI and of the EAFE® Free Index, which is determined, composed and calculated by MSCI without regard to the Trust or International Index Fund. MSCI has no obligation to take the needs of the Trust or International Index Fund or the owners of the International Index Fund into consideration in determining, composing or calculating the EAFE® Free Index. MSCI is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the International Index Fund to be issued or in the determination or calculation of the equation by which the International Index Fund is redeemable for cash. Neither MSCI nor any other party has any obligation or liability to owners of the International Index Fund in connection with the administration, marketing or trading of the International Index Fund.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE EAFE® FREE INDEX FROM SOURCES WHICH MSCI CONSIDERS RELIABLE, NEITHER MSCI NOR ANY OTHER PARTY GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE EAFE® FREE INDEX OR ANY DATA INCLUDED THEREIN. NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE TRUST, THE TRUST’S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE INTERNATIONAL INDEX FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE EAFE® FREE INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED BY MSCI TO THE TRUST OR FOR ANY OTHER USE. NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND MSCI HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE EAFE® FREE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MSCI OR ANY OTHER PARTY HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

TRUSTEES AND OFFICERS

The Board of Trustees has overall responsibility for the conduct of the Trust’s affairs. The Trust is not required to hold annual meetings of shareowners and does not intend to do so. Delaware law permits shareowners to remove Trustees under certain circumstances and requires the Trust to assist in shareowner communications.

Committees.    There are two standing committees of the Board of Trustees—the Executive Committee and the Committee of Independent Trustees. The members of the Executive Committee are Edward B. Rust, Jr., Michael L. Tipsord and James A. Shirk. Messrs. Rust and Tipsord are “interested persons” of the Trust, as that term is defined in the 1940 Act, whereas Mr. Shirk is not an “interested person.” Trustees who are not interested persons of the Trust under the 1940 Act are referred to in this Statement of Additional Information (“SAI”) as “Independent Trustees.” The Executive Committee acts on behalf of the entire Board of Trustees during intervals between meetings of the Board of Trustees. Actions of the Executive Committee must be consistent with the Trust’s declaration of Trust. During calendar year 2006, the Executive Committee did not meet.

The Committee of Independent Trustees includes as its members each Independent Trustee of the Trust listed under the heading “Management Information—State Farm Mutual Fund Trust” in this SAI. The Committee of Independent Trustees operates pursuant to a separate charter and is responsible for overseeing the Trust’s accounting and financial reporting practices, reviewing the results of the annual audits of the Trust’s financial statements and interacting with the Trust’s independent registered public accountants on behalf of the full Board of Trustees. Moreover, the Committee of Independent Trustees is responsible for overseeing the effective functioning of the Board of Trustees, nominating candidates for election as Independent Trustees, reviewing the investment management, distribution, and 12b-1 plans of the Trust and making recommendations to the full Board of Trustees regarding entering into or the continuation of such agreements. During calendar year 2006, the Committee of Independent Trustees held six meetings.

The Committee of Independent Trustees will consider nominees recommended by shareholders. A shareholder who wants to nominate a person as an Independent Trustee candidate needs to submit the recommendation in writing to the Board indicating, among other things, the number of Trust shares owned by the shareholder and the date those shares were acquired, a full listing of the proposed candidate’s education, experience, and current employment, and a written and signed consent of the candidate to be named as a nominee and to serve as trustee of the Trust. The Committee of Independent Trustees will consider candidates for nominees for Independent Trustee positions received from shareholders in the same manner that it considers nominee candidates received from other sources. To obtain more information regarding the procedure for recommending a nominee candidate for Independent Trustee and the information that must be included in the submission of a request to the Committee of Independent Trustees, a shareholder should contact the Manager by writing to State Farm Investment Management Corp., Attn.: Secretary, Three State Farm Plaza, N-1, Bloomington, Illinois 61791-0001.

It is possible that the interests of the Equity and Bond Fund could diverge from the interests of one or more of the underlying Funds in which it invests. If such interests were ever to become divergent, it is possible that a conflict of interest could arise and affect how the Trustees and officers fulfill their fiduciary duties to each Fund. The Trustees believe they have structured each Fund to avoid these concerns. However, conceivably, a situation could occur where proper action for the Equity and Bond Fund could be adverse to the interests of an underlying Fund, or the reverse could occur. If such a possibility arises, the Manager and the Trustees and officers of the Trust will carefully analyze the situation and take all steps they believe reasonable to minimize and, where possible, eliminate the potential conflict. Moreover, close and continuous monitoring will be exercised to avoid, insofar as possible, these concerns.

The Trustees and officers of the Trust, their ages at December 31, 2006, their principal occupations for the last five years and their affiliations, if any, with the Manager and State Farm VP Management Corp., the Trust’s principal underwriter, are listed below. The information is provided first for Independent Trustees, and next for Trustees who are interested persons of the Trust and for officers.

Management Information—State Farm Mutual Fund Trust

I. Information about Non-Interested (Independent) Trustees of State Farm Mutual Fund Trust

Name, Address, and Age	Position(s) Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Thomas M. Mengler One State Farm Plaza Bloomington, Illinois 61710 Age 53	Trustee	Began service in 2000 and serves until successor is elected or appointed.	DEAN and PROFESSOR OF LAW—University of St. Thomas School of Law (since 6/2002); DEAN—University of Illinois College of Law (8/1993-6/2002); TRUSTEE—State Farm Variable Product Trust, State Farm Associates’ Funds Trust.	28	None

James A. Shirk One State Farm Plaza Bloomington, Illinois 61710 Age 62	Trustee	Began service in 2000 and serves until successor is elected or appointed.	DIRECTOR and PRESIDENT (since 6/1981)—Beer Nuts, Inc. (manufacturer of snack foods); TRUSTEE—State Farm Variable Product Trust, State Farm Associates’ Funds Trust.	28	None

Victor J. Boschini One State Farm Plaza Bloomington, Illinois 61710 Age 50	Trustee	Began service in 2000 and serves until successor is elected or appointed.	CHANCELLOR (since 2003)—Texas Christian University; PRESIDENT (1999-2003)—Illinois State University; TRUSTEE—State Farm Variable Product Trust, State Farm Associates’ Funds Trust.	28	None

David L. Vance One State Farm Plaza Bloomington, Illinois 61710 Age 54	Trustee	Began service in 2000 and serves until successor is elected or appointed.	PRESIDENT (2000-1/2007)—Caterpillar University; CHIEF ECONOMIST AND MANAGER of the Business Intelligence Group (1994-1/2007)—Caterpillar, Inc. (manufacturer of heavy equipment and earth-moving machinery); TRUSTEE—State Farm Variable Product Trust, State Farm Associates’ Funds Trust.	28	None

Management Information—State Farm Mutual Fund Trust

Name, Address, and Age	Position(s) Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald A. Altorfer One State Farm Plaza Bloomington, Illinois 61710 Age 63	Trustee	Began service in 2000 and serves until successor is elected or appointed.	CHAIRMAN (since 1/1998)—Altorfer, Inc. (dealer in heavy machinery and equipment); TRUSTEE—State Farm Variable Product Trust, State Farm Associates’ Funds Trust.	28	None

Alan R. Latshaw One State Farm Plaza Bloomington, Illinois 61710 Age 55	Trustee	Began service in 2005 and serves until successor is elected or appointed.	RETIRED (since 12/2003); PARTNER—Ernst & Young LLP (public accounting firm) (6/2002-12/2003); PARTNER—Arthur Andersen LLP (public accounting firm) (before 6/2002); TRUSTEE—State Farm Variable Product Trust, State Farm Associates’ Funds Trust.	28	TRUSTEE— MainStay Funds (21 portfolios)

Anita M. Nagler One State Farm Plaza Bloomington, Illinois 61710 Age 50	Trustee	Began service effective 12/1/2006, and serves until successor is elected or appointed.	PRIVATE INVESTOR; CHIEF EXECUTIVE OFFICER and CHAIRMAN (until 2005)—Harris Alternatives, L.L.C. (investment adviser to funds of hedge funds); MANAGING DIRECTOR, INTERNATIONAL AND ALTERNATIVE INVESTING GROUP (2001-2003)—Harris Associates, L.P. (registered investment adviser); EXECUTIVE VICE PRESIDENT (until 2003)—Harris Associates Investment Trust—The Oakmark Family of Funds (mutual funds); and TRUSTEE—State Farm Variable Product Trust, State Farm Associates’ Funds Trust.	28	None

Management Information—State Farm Mutual Fund Trust

II. Information about Interested Trustees/Officers of State Farm Mutual Fund Trust

Name, Address, and Age	Position(s) Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Edward B. Rust, Jr.* One State Farm Plaza Bloomington, Illinois 61710 Age 56	Trustee and President	Began service in 2000 and serves until successor is elected or appointed.	CHAIRMAN OF THE BOARD, CHIEF EXECUTIVE OFFICER, and DIRECTOR—State Farm Mutual Automobile Insurance Company; PRESIDENT and DIRECTOR—State Farm VP Management Corp., State Farm Investment Management Corp.; PRESIDENT and TRUSTEE—State Farm Variable Product Trust, State Farm Associates’ Funds Trust.	28	DIRECTOR— McGraw-Hill Corporation (publishing company); DIRECTOR—Caterpillar, Inc.; DIRECTOR—Helmerich & Payne, Inc. (energy exploration and production company)

Management Information—State Farm Mutual Fund Trust

Name, Address, and Age	Position(s) Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Michael L. Tipsord* One State Farm Plaza Bloomington, Illinois 61710 Age 47	Trustee, Senior Vice President and Treasurer	Began service in 2002 and serves until successor is elected or appointed.	VICE CHAIRMAN (since 1/2005), CHIEF FINANCIAL OFFICER (since 9/2002), TREASURER (since 7/2001), SENIOR VICE PRESIDENT (9/2002-1/2005) and VICE PRESIDENT (12/1998-9/2002)—State Farm Mutual Automobile Insurance Company; DIRECTOR, SENIOR VICE PRESIDENT and TREASURER (since 12/2002) and VICE PRESIDENT and ASSISTANT SECRETARY—TREASURER (9/2001-12/2002)—State Farm Investment Management Corp.; DIRECTOR, SENIOR VICE PRESIDENT and TREASURER (since 12/2002), and VICE PRESIDENT and ASSISTANT SECRETARY—TREASURER (9/2001-12/2002)—State Farm VP Management Corp.; TRUSTEE, SENIOR VICE PRESIDENT and TREASURER (since 12/2002) and VICE PRESIDENT and ASSISTANT SECRETARY—TREASURER (9/2001-12/2002)—State Farm Variable Product Trust, State Farm Associates’ Funds Trust.	28	None

*	Messrs. Rust and Tipsord are “interested” Trustees as defined by the Investment Company Act of 1940 because each is (i) an Officer of State Farm Mutual Fund Trust (the “Trust”), (ii) a Director of State Farm Investment Management Corp., the Trust’s investment adviser, (iii) a Director of State Farm VP Management Corp., the Trust’s distributor, (iv) an Officer of State Farm Investment Management Corp., and (v) an Officer of State Farm VP Management Corp.

Management Information—State Farm Mutual Fund Trust

III. Information about Officers of State Farm Mutual Fund Trust

Name, Address, and Age	Position(s) Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 years
Susan D. Waring One State Farm Plaza Bloomington, Illinois 61710 Age 57	Vice President	Began service in 2000 and serves until removed.	EXECUTIVE VICE PRESIDENT (since 2004), SENIOR VICE PRESIDENT (2001-2004) and CHIEF ADMINISTRATIVE OFFICER (since 2001)—State Farm Life Insurance Company; SENIOR VICE PRESIDENT and DIRECTOR (since 2001)—State Farm VP Management Corp.; VICE PRESIDENT—State Farm Investment Management Corp., State Farm Variable Product Trust, State Farm Associates’ Funds Trust.

Donald E. Heltner One State Farm Plaza Bloomington, Illinois 61710 Age 59	Vice President	Began service in 2000 and serves until removed.	VICE PRESIDENT—FIXED INCOME—State Farm Mutual Automobile Insurance Company; VICE PRESIDENT—State Farm Investment Management Corp., State Farm Variable Product Trust, State Farm Associates’ Funds Trust.

John S. Concklin One State Farm Plaza Bloomington, Illinois 61710 Age 60	Vice President	Began service in 2000 and serves until removed.	VICE PRESIDENT—COMMON STOCKS—State Farm Mutual Automobile Insurance Company; VICE PRESIDENT (since 3/2002)—State Farm Investment Management Corp., VICE PRESIDENT—State Farm Variable Product Trust, State Farm Associates’ Funds Trust.

Phillip G. Hawkins Three State Farm Plaza Bloomington, Illinois 61791 Age 46	Vice President	Began service in 2003 and serves until removed.	VICE PRESIDENT—SECURITIES PRODUCTS (since 8/2003), EXECUTIVE ASSISTANT (11/2002-8/2003), DIRECTOR—STRATEGIC RESOURCES (before 11/2002)—State Farm Mutual Automobile Insurance Company; VICE PRESIDENT (since 9/2003)—State Farm Investment Management Corp., State Farm VP Management Corp., State Farm Variable Product Trust, State Farm Associates’ Funds Trust.

Richard Paul Three State Farm Plaza Bloomington, Illinois 61791 Age 47	Vice President and Secretary	Began service in 2005 and serves until removed	ASSISTANT VICE PRESIDENT—SECURITIES PRODUCTS (since 8/2005), AGENCY FIELD EXECUTIVE (5/2004-8/2005), AGENCY FIELD CONSULTANT (12/1999-5/2004)—State Farm Mutual Automobile Insurance Company; VICE PRESIDENT—FINANCIAL AND SECRETARY (since 9/2005)—State Farm Investment Management Corp., State Farm VP Management Corp.; VICE PRESIDENT AND SECRETARY (since 9/2005)—State Farm Variable Product Trust, State Farm Associates’ Funds Trust.

Management Information—State Farm Mutual Fund Trust

Name, Address, and Age	Position(s) Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 years
David R. Grizzle Three State Farm Plaza Bloomington, Illinois 61791 Age 47	Chief Compliance Officer and Assistant Secretary— Treasurer	Began service as Assistant Secretary—Treasurer in 2001 and as Chief Compliance Officer in 2006 and serves until removed.	CHIEF COMPLIANCE OFFICER (since 5/2006)—State Farm Variable Product Trust, State Farm Associates’ Funds Trust; DIRECTOR—SECURITIES PRODUCTS (since 12/2000)—State Farm Mutual Automobile Insurance Company; ASSISTANT SECRETARY—TREASURER (since 3/2001)—State Farm Variable Product Trust; State Farm Associates’ Funds Trust; CHIEF COMPLIANCE OFFICER (since 9/2004) and ASSISTANT SECRETARY TREASURER (since 3/2001)—State Farm Investment Management Corp.; ASSISTANT SECRETARY—TREASURER (since 3/2001)—State Farm VP Management Corp.

Trustees or officers who are interested persons do not receive any compensation from any Fund for their services to the Fund. The Trustees who are not interested persons of the Trust receive, (i) a monthly retainer equal to $3,333, (ii) a fee of $5,000 for each regular board meeting attended, (iii) a fee of $1,250 for each special board meeting or committee meeting attended, unless the special board meting or committee meeting is held by telephone or by other electronic means, in which case the fee is $500, and (iv) a committee chairperson receives an additional annual fee of $10,000. These fees are paid to the Trustees on behalf of the Trust and on behalf of thirteen other mutual funds advised by the Manager. Each mutual fund managed by the Manager shares in the fees for Independent Trustees pro-rata based upon the relative net assets of each fund as of the end of the most recently completed calendar quarter. In addition, Independent Trustees will be reimbursed for any out-of-pocket expenses incurred in connection with the affairs of the Trust.

Trustees and officers of the Trust do not receive any benefits from the Trust upon retirement nor does the Trust accrue any expenses for pension or retirement benefits. Officers of the Trust and Trustees who are interested persons of the Trust under the 1940 Act are also employees of the State Farm Insurance Companies. As such, these persons may purchase Class A shares of the Funds without paying an initial sales charge. Independent Trustees also may purchase Class A shares of the Funds without paying a sales charge. The purpose of these waivers is to encourage these persons to purchase Fund shares.

Name	Aggregate Compensation From The Trust(1)	Total Compensation From The Trust And Other State Farm Mutual Funds(1)(2)
Edward B. Rust, Jr.	None(3)	None(3)
Michael L. Tipsord	None(3)	None(3)
Thomas M. Mengler(4)	$20,834	$51,167
James A. Shirk(4)	$20,630	$50,667
Donald Altorfer(4)	$20,834	$51,167
Victor Boschini(4)	$20,630	$50,667
David L. Vance(4)	$22,870	$56,167
Alan R. Latshaw(4)	$20,834	$51,167
Anita Nagler(4)(5)	$ 3,495	$ 8,583

(1)	For the fiscal year ended December 31, 2006.
(2)	The other “State Farm Mutual Funds” are State Farm Variable Product Trust and State Farm Associates’ Funds Trust.
(3)	Non-compensated interested Trustee.
(4)	Independent Trustee.
(5)	Ms. Nagler began service as an Independent Trustee effective December 1, 2006.

The following table reflects dollar ranges of each Trustee’s beneficial ownership of equity securities of each Fund, and dollar ranges of each Trustee’s beneficial ownership of equity securities in all investment companies in the State Farm family of mutual funds. This data is as of December 31, 2006.

Name of Trustee	Dollar Range of Equity Securities in Equity Fund	Dollar Range of Equity Securities in Small/Mid Cap Equity Fund	Dollar Range of Equity Securities in International Equity Fund	Dollar Range of Equity Securities in S&P 500 Index Fund	Aggregate Dollar Range of Equity Securities in Small Cap Index Fund
Thomas M. Mengler*	None	None	None	None	None
James A. Shirk*	None	None	None	None	None
Victor J. Boschini*	None	None	None	None	None
David L. Vance*	$10,001-$50,000	None	None	$10,001-$50,000	$10,001-$50,000
Alan R. Latshaw*	None	None	None	None	None
Donald A. Altorfer*	None	None	None	None	None
Edward B. Rust, Jr.**	None	None	None	None	None
Michael L. Tipsord**	None	Over $100,000	Over $100,000	None	None
Anita Nagler*	None	None	None	None	None

*	Independent Trustee
**	Interested Trustee

Name of Trustee	Dollar Range of Equity Securities in International Index Fund	Dollar Range of Equity Securities in Equity and Bond Fund	Dollar Range of Equity Securities in Bond Fund	Dollar Range of Equity Securities in Tax Advantaged Bond Fund	Dollar Range of Equity Securities in Money Market Fund
Thomas M. Mengler	None	None	None	None	None
James A. Shirk	None	None	None	None	None
Victor J. Boschini	None	None	None	None	None
David L. Vance	None	None	None	None	None
Donald A. Altorfer	None	None	None	None	None
Alan R. Latshaw	None	None	None	None	None
Edward B. Rust, Jr	None	None	None	None	None
Michael L. Tipsord	None	None	None	None	None
Anita Nagler	None	None	None	None	None

Name of Trustee	Dollar Range of Equity Securities in LifePath Income Fund	Dollar Range of Equity Securities in LifePath 2010 Fund	Dollar Range of Equity Securities in LifePath 2020 Fund	Dollar Range of Equity Securities in LifePath 2030 Fund	Dollar Range of Equity Securities in LifePath 2040 Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Thomas M. Mengler	None	None	None	None	None	$10,001-$50,000
James A. Shirk	None	None	None	None	None	Over $100,000
Victor J. Boschini	None	None	None	None	None	$10,001-$50,000
David L. Vance	None	None	None	None	None	Over $100,000
Donald A. Altorfer	None	None	None	None	None	$10,001-$50,000
Alan R. Latshaw	None	None	None	None	None	$10,001-$50,000
Edward B. Rust, Jr	None	None	None	None	None	Over $100,000
Michael L. Tipsord	None	None	None	None	None	Over $100,000
Anita Nagler	None	None	None	None	None	None

ADDITIONAL INFORMATION REGARDING INDEPENDENT TRUSTEES OF THE TRUST

As of December 31, 2006, State Farm Mutual Automobile Insurance Company (“Auto Company”) owned all of the common stock issued by the Manager. The Manager owns all of the common stock issued by State Farm VP Management Corp. (“Management Corp.”), the Trust’s Underwriter. Auto Company is a mutual insurance company domiciled in Illinois and owned by its policyholders. Neither the Independent Trustees of the Trust nor their immediate family members own securities representing an ownership interest in the Manager, in Management Corp. or in Auto Company.

During the period January 1, 2005 to December 31, 2006 (“calendar years 2005 and 2006”), Mr. James A. Shirk, Independent Trustee of the Trust, had an indirect relationship with Auto Company in an amount that exceeded $120,000. His indirect relationship with Auto Company during that time period can also be characterized as an indirect interest in any transaction or series of similar transactions with Auto Company, the value of which exceeded $120,000.

Mr. Shirk’s indirect relationship or interest with Auto Company was as follows: During calendar years 2005 and 2006, Mr. Shirk was the managing partner and owned 60% of Sunrise Company, LLC. Moreover, during that same time period, Mr. Shirk was the managing director and owned 52% of Beer Nuts, Inc. Sunrise Company, LLC and Beer Nuts, Inc. leased warehouse space to Auto Company during calendar years 2005 and 2006. Auto Company paid Sunrise Company, LLC rent in the amount of $88,599.99 in 2005 and $90,399.96 in 2006, while Auto Company paid Beer Nuts, Inc. rent in the amount of $82,000.08 in 2005 and $86,916.62 in 2006.

Except for the disclosure concerning Mr. James A. Shirk in the preceding paragraph, during calendar years 2005 and 2006 neither the Independent Trustees of the Trust nor their immediate family members had any direct or indirect:

•	interest in the Manager, Management Corp., Auto Company, or in other affiliates of Auto Company, the value of which interest exceeded $120,000;

•

interest in any transaction or series of similar transactions with the Trust, the Manager, Management Corp., Auto Company, affiliates of Auto Company, or with an officer of any such company, the value of which transaction or series of transactions exceeded $120,000, or

•	relationship(s) with the Trust, the Manager, Management Corp., Auto Company, affiliates of Auto Company, or with an officer of any such company, in an amount that exceeded $120,000.

INVESTMENT ADVISORY AGREEMENTS

BETWEEN THE TRUST AND THE MANAGER

The Trust has an Investment Advisory and Management Services Agreement and a Transfer Agent Agreement with the Manager. The Trust also has entered into a Distribution Agreement with Management Corp. The Investment Advisory and Management Services Agreement and the Distribution Agreement may be continued beyond their current terms only so long as such continuance is specifically approved at least annually by the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Trust and, in either case, by vote of a majority of the Trustees who are not interested persons of any party to such agreement, except in their capacity as Trustees of the Trust, cast in person at a meeting called for the purpose of voting on such approval.

The Investment Advisory and Management Services Agreement and the Distribution Agreement may be terminated upon 60 days’ written notice by any of the parties to the agreement, or by a majority vote of the outstanding shares, and will terminate automatically upon its assignment by any party. There is a Service Agreement among the Trust, the Manager and Auto Company, and a Service Agreement among the Trust, Management Corp., and Auto Company.

Since its inception in 1967, the Manager’s principal business has been to act as investment adviser, transfer agent and dividend disbursing agent for the funds in the State Farm family of mutual funds.

Pursuant to the Investment Advisory and Management Services Agreement, the Manager: (1) acts as each Fund’s investment adviser; (2) manages each Fund’s investments; (3) administers each Fund’s business affairs; (4) provides clerical personnel, suitable office space, necessary facilities and equipment and administrative services; and (5) permits its officers and employees to serve as trustees, officers and agents of the Trust, without compensation from the Trust, if duly elected or appointed.

The Manager (under the supervision of the Board of Trustees) continuously furnishes an investment program for the Funds (other than the Equity Fund, the Small/Mid Cap Equity Fund, International Equity Fund and the Equity Index Funds and the LifePath Funds) and is responsible for monitoring the performance of the Equity Fund, the Small/Mid Cap Equity, the International Equity Fund, the Equity Index Funds and the LifePath Funds. In carrying out its obligations to manage the investment and reinvestment of the assets of these Funds, the Manager performs research and obtains and evaluates pertinent economic, statistical and financial data relevant to the investment policies of these Funds.

As compensation for the services and facilities furnished, each Fund pays a management fee (computed on a daily basis and paid monthly) at the annual rates shown below:

Equity Fund	0.60% of net assets
Small/Mid Cap Equity Fund	0.80% of net assets
International Equity Fund	0.80% of net assets
S&P 500 Index Fund	0.15% of net assets
Small Cap Index Fund	0.35% of net assets
International Index Fund	0.50% of net assets
Equity and Bond Fund	0.40% of net assets
Bond Fund	0.10% of net assets
Tax Advantaged Bond Fund	0.10% of net assets
Money Market Fund	0.10% of net assets
State Farm LifePath Income Fund	0.35% of net assets
State Farm LifePath 2010 Fund	0.35% of net assets
State Farm LifePath 2020 Fund	0.35% of net assets
State Farm LifePath 2030 Fund	0.35% of net assets
State Farm LifePath 2040 Fund	0.35% of net assets

The Manager has agreed not to be paid an investment advisory and management services fee for performing services for the Equity and Bond Fund. The investment advisory and management services fee shown above for the Equity and Bond Fund is based on the fees that the Equity Fund and Bond Fund pay to the Manager. The Manager has agreed to reimburse the Equity and Bond Fund for all other expenses incurred, but not for the 12b-1 Distribution Fee or the Shareholder Services Fee.

With respect to Class A, Class B, Legacy Class A, Legacy Class B, and the Institutional Class shares, the Manager will reimburse each Fund, if and to the extent, the Fund’s total annual operating expenses exceed the following percentages of the Fund’s average net assets:

	Class A	Class B	Legacy Class A	Legacy Class B	Institutional Class
Equity Fund	1.20%	1.90%	1.20%	1.60%	0.95%
Small/Mid Cap Equity Fund	1.40%	2.10%	1.40%	1.80%	1.15%
International Equity Fund	1.50%	2.20%	1.50%	1.90%	1.25%
S&P 500 Index Fund	0.80%	1.50%	0.80%	1.20%	0.55%
Small Cap Index Fund	0.95%	1.65%	0.95%	1.35%	0.70%
International Index Fund	1.15%	1.85%	1.15%	1.55%	0.90%
Equity and Bond Fund	0.25%	0.95%	0.25%	0.65%	None
Bond Fund	0.70%	1.10%	0.70%	1.10%	0.45%
Tax Advantaged Bond Fund	0.70%	1.10%	0.70%	1.10%	0.45%
Money Market Fund	0.60%	1.00%	0.60%	1.00%	0.45%
State Farm LifePath Income Fund	1.30%	2.00%	1.30%	1.70%	1.05%
State Farm LifePath 2010 Fund	1.30%	2.00%	1.30%	1.70%	1.05%
State Farm LifePath 2020 Fund	1.30%	2.00%	1.30%	1.70%	1.05%
State Farm LifePath 2030 Fund	1.30%	2.00%	1.30%	1.70%	1.05%
State Farm LifePath 2040 Fund	1.30%	2.00%	1.30%	1.70%	1.05%

With respect to Class R-1, R-2 and R-3 shares of the Funds, other than the Equity and Bond Fund and the Tax Advantaged Bond Fund, the Manager has agreed to reimburse the Funds, if, and to the extent, “other expenses” incurred by the Fund, exceed the following expense reimbursement thresholds:

Fund	Expense Reimbursement Threshold
Equity Fund	0.10%
Small/Mid Cap Equity Fund	0.10%
International Equity Fund	0.20%
S&P 500 Index Fund	0.10%
Small Cap Index Fund	0.10%
International Index Fund	0.15%
Bond Fund	0.10%
Money Market Fund	0.10%
LifePath Income Fund	0.10%
LifePath 2010 Fund	0.10%
LifePath 2020 Fund	0.10%
LifePath 2030 Fund	0.10%
LifePath 2040 Fund	0.10%

Other expenses incurred by a Fund include all expenses incurred by the Fund other than:

i)  the investment advisory and management services fees charged by Adviser,

ii)  with respect to those Funds that invest their assets into a series of the Master Fund, the management and administrative fees charged by the investment adviser to the Master Fund,

iii)  12b-1 distribution fees,

iv)   acquired fund fees and expenses, and

v)  shareholder servicing fees charged to the Fund.

The reimbursement arrangements set forth above and the reimbursement arrangement for the Equity and Bond Fund are voluntary and may be eliminated by the Manager at any time.

As described below, the Manager has engaged Capital Guardian as the investment sub-adviser for the Equity Fund and the International Equity Fund, and has engaged Northern Trust as the investment sub-adviser for the Small Cap Index Fund and the International Index Fund. As described below, the Manager has engaged Bridgeway and Rainier as the investment sub-advisers for the Small/Mid Cap Equity Fund.

Pursuant to the Service Agreement, Auto Company provides the Manager with certain personnel, services and facilities to enable the Manager to perform its obligations to the Trust. The Manager reimburses Auto Company for such costs, direct and indirect, as are fairly attributable to the services performed and the facilities provided by Auto Company under the separate service agreement. Accordingly, the Trust makes no payment to Auto Company under the Service Agreement.

For calendar years 2004-2006, the Funds paid the following advisory fees to the Manager.

	Gross Fee Paid			Expense Reimbursement
	2006	2005	2004	2006	2005	2004
Equity Fund	$1,789,330	$1,592,345	$1,376,966	$0	$36,765	$0
Small/Mid Cap Equity Fund	$1,057,197	$962,998	$853,762	$59,600	$131,832	$47,219
International Equity Fund	$842,781	$628,474	$505,895	$131,590	$181,357	$114,012
S&P 500 Index Fund	$868,781	$749,775	$575,652	$0	$118,079	$0
Small Cap Index Fund	$1,065,310	$703,807	$478,568	$65,174	$143,123	$41,438
International Index Fund	$997,571	$457,998	$218,288	$311,853	$179,430	$55,645
Equity & Bond Fund	$0	$0	$0	$314,928	$243,887	$130,170
Bond Fund	$279,703	$268,093	$233,081	$0	$68,841	$0
Tax Advantaged Bond Fund	$102,628	$105,904	$97,959	$11,395	$21,655	$3,507
Money Market Fund	$112,000	$99,361	$85,848	$29,615	$108,622	$27,654
State Farm LifePath Income Fund	$481,103	$358,265	$207,903	$200,000	$33,704	$30,254
State Farm LifePath 2010 Fund	$1,193,730	$805,628	$398,409	$0	$57	$19,377
State Farm LifePath 2020 Fund	$1,910,137	$1,177,643	$540,693	$0	$90	$21,422
State Farm LifePath 2030 Fund	$1,362,993	$744,812	$312,529	$0	$45,105	$52,004
State Farm LifePath 2040 Fund	$945,353	$464,191	$175,234	$0	$104,987	$75,993

	Net Fee (after expense reimbursement)
	2006	2005	2004
Equity Fund	$1,789,330	$1,555,580	$1,376,966
Small/Mid Cap Equity Fund	$997,597	$831,166	$806,543
International Equity Fund	$711,191	$447,117	$391,883
S&P 500 Index Fund	$868,781	$631,696	$575,652
Small Cap Index Fund	$1,000,136	$560,684	$437,130
International Index Fund	$685,718	$278,568	$162,643
Equity & Bond Fund	$(314,928)	$(243,887)	$(130,170)
Bond Fund	$279,703	$199,252	$233,081
Tax Advantaged Bond Fund	$91,233	$84,249	$94,452
Money Market Fund	$82,385	$(9,261)	$58,194
State Farm LifePath Income Fund	$281,103	$324,561	$177,649
State Farm LifePath 2010 Fund	$1,193,730	$805,571	$379,032
State Farm LifePath 2020 Fund	$1,910,137	$1,177,553	$519,271
State Farm LifePath 2030 Fund	$1,362,993	$699,707	$260,525
State Farm LifePath 2040 Fund	$945,353	$359,204	$99,241

The advisory fees are allocated to the different classes of shares pro-rata based on net assets.

The Trust is responsible for payment of all expenses it may incur in its operation and all of its general administrative expenses except those expressly assumed by the Manager. These include (by way of description and not of limitation), any share redemption expenses, expenses of portfolio transactions, shareholder servicing costs, pricing costs (including the daily calculation of net asset value), interest on borrowings by the Trust, charges of the custodian and transfer agent, cost of auditing services, Independent Trustees’ fees, legal expenses, all taxes and fees, investment advisory fees, certain insurance premiums, cost of maintenance of corporate existence, investor services (including allocable personnel and telephone expenses), costs of printing and mailing updated Trust prospectuses to shareholders, costs of preparing, printing, and mailing proxy statements and shareholder reports to shareholders, the cost of paying dividends, capital gains distribution, costs of Trustee and shareholder meetings, dues to trade organizations, and any extraordinary expenses, including litigation costs in legal actions involving the Trust, or costs related to indemnification of Trustees, officers and employees of the Trust.

The Board of Trustees of the Trust determines the manner in which expenses are allocated among the Funds of the Trust. The Board allocates those expenses associated with a specific Fund to that Fund. Those expenses which are paid for the benefit of all the Funds are allocated pro-rata based upon each Fund’s net assets.

The Investment Advisory and Management Services Agreement also provides that the Manager shall not be liable to the Trust or to any shareholder for any error of judgment or mistake of law or for any loss suffered by the Trust or by any shareholder in connection with matters to which the such Agreements relate, except for a breach of fiduciary duty or a loss resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard on the part of the Manager in the performance of its duties thereunder.

BETWEEN BGFA AND THE MASTER PORTFOLIOS

BGFA is investment adviser to the Master Portfolios. BGFA is an indirect subsidiary of Barclays Bank PLC. Pursuant to Investment Advisory Contracts (“Master Portfolio Advisory Contracts”) with the Master Fund, BGFA provides investment guidance and policy direction in connection with the management of the Master Portfolios’ assets. Pursuant to the Master Portfolio Advisory Contracts, BGFA furnishes to the Master Fund’s Boards of Trustees periodic reports on the investment strategy and performance of the Master Portfolios. The Master Portfolio Advisory Contracts are required to be approved annually (i) by the holders of a majority of the Master Fund’s outstanding voting securities or by the Master Fund’s Boards of Trustees and (ii) by a majority of the Trustees of the Master Fund who are not parties to the Master Portfolio Advisory Contract or “interested persons” (as defined in the 1940 Act) of any such party. The Master Portfolio Advisory Contracts may be terminated on 60 days’ written notice by either party and will terminate automatically if assigned.

BGFA is entitled to receive monthly fees as compensation for its advisory services to each Master Portfolio as described below:

Fund	Annual Management Fee
S&P 500 Index Master Portfolio	0.05% of average daily net assets
LifePath Retirement Master Portfolio	0.35% of average daily net assets
LifePath 2010 Master Portfolio	0.35% of average daily net assets
LifePath 2020 Master Portfolio	0.35% of average daily net assets
LifePath 2030 Master Portfolio	0.35% of average daily net assets
LifePath 2040 Master Portfolio	0.35% of average daily net assets

The Master Portfolio Advisory Contracts provide that the advisory fee is accrued daily and paid monthly. This advisory fee is an expense of the Master Portfolios borne proportionately by their interestholders, such as the S&P 500 Index Fund and the LifePath Funds. The administration fee is designed to compensate BGFA for custody costs and administration expenses.

BGFA has agreed to provide to the Master Portfolios, among other things, money market security and fixed-income research, analysis and statistical and economic data and information concerning interest rate and security market trends, portfolio composition, credit conditions and average maturities of the Master Portfolio’s investment portfolio.

Underlying Funds. BGFA serves as investment adviser to each of the Underlying Funds, with the exception of the Barclays Global Investors Institutional Money Market Fund, which invests in a corresponding Master Portfolio advised by BGFA. Each Master Portfolio, as a shareholder of the Underlying Funds, bears a pro-rata share of the Underlying Funds’ advisory fees, which are based on the aggregate net assets, as listed in chart below.

Underlying Fund	Advisory Fee
Master Fund Active Stock Master Portfolio	0.25%
Master Fund CoreAlpha Bond Master Portfolio	0.25%
iShares S&P 500 Index Fund	0.09%
iShares S&P MidCap 400 Index Fund	0.20%
iShares Russell 2000 Index Fund	0.20%
iShares Russell MidCap Index Fund	0.20%
iShares Cohen & Steers Realty Majors Index Fund	0.35%
iShares MSCI EAFE Index Fund	0.35%
iShares MSCI Emerging Markets Index Fund	0.75%
iShares MSCI Canada Index Fund	0.54%
iShares Lehman U.S. Aggregate Bond Fund	0.20%
Barclays Global Investors Institutional Money Market Fund	0.10%
iShares S&P Small Cap 600 Index Fund	0.20%
iShares Lehman 1-3 Year Credit Bond	0.20%
iShares Lehman 1-3 Year Treasury Bond Fund	0.15%
iShares Lehman 3-7 Year Treasury Bond Fund	0.15%
iShares Lehman 7-10 Year Treasury Bond Fund	0.15%
iShares Lehman 10-20 Year Treasury Bond Fund	0.15%
iShares Lehman 20+ Year Treasury Bond Fund	0.15%
iShares Lehman Credit Bond Fund	0.20%
iShares Lehman Government/Credit Bond Fund	0.20%
iShares Lehman Intermediate Credit Bond Fund	0.20%
iShares Lehman Intermediate Government/Credit Bond Fund	0.20%
iShares Lehman MBS Fixed-Rate Bond Fund	0.25%
iShares Lehman Short Treasury Bond Fund	0.15%
iShares Lehman TIPS Bond Fund	0.20%

For more information on other fees and the process through which each Underlying Fund’s Board of Trustees approves an investment advisory agreement, please see the respective Underlying Fund’s SAI.

BGFA has agreed to waive investment advisory fees charged to the Master Portfolios in an amount equal to the investment advisory fees charged to the Underlying Funds in order to avoid duplication of such fees. In addition, BGI may receive fees as administrator of certain of the Underlying Funds; however, BGFA has agreed to waive from investment advisory fees charged to the Master Portfolios an amount equal to the administration and other fees charged to those Underlying Funds.

BETWEEN THE MANAGER AND CAPITAL GUARDIAN

Pursuant to the separate sub-advisory agreement described below, the Manager has engaged Capital Guardian as the investment sub-adviser to provide day-to-day portfolio management for the Equity Fund and the International Equity Fund. Capital Guardian manages the investments of the Equity Fund and the International Equity Fund,

determining which securities or other investments to buy and sell for each, selecting the brokers and dealers to effect the transactions, and negotiating commissions. In placing orders for securities transactions, Capital Guardian follows the Manager’s policy of seeking to obtain the most favorable price and efficient execution available.

For its services, the Manager pays Capital Guardian an investment sub-advisory fee equal to a percentage of the average daily net assets of each of the Equity Fund and International Equity Fund at the rates set forth below. The fee is accrued daily and paid to Capital Guardian quarterly. The rates upon which the fee is based are as follows:

Fund	Annual Management Fee, Based on Average Daily Net Assets
Equity Fund	On the first $25 million	—	0.55%
	$25 million to $50 million	—	0.40%
	Over $50 million	—	0.275%

International Equity Fund	On the first $25 million	—	0.75%
	$25 million to $50 million	—	0.60%
	$50 million to $250 million	—	0.425%
		—

	Over $250 million	—	0.375%

The sub-advisory agreement is not assignable and may be terminated without penalty upon 60 days written notice at the option of the Manager or Capital Guardian, or by the Board of Trustees of the Trust or by a vote of a majority of the outstanding shares of the class of stock representing an interest in the appropriate Fund. The sub-advisory agreement provides that it shall continue in effect for two years and can thereafter be continued for each Fund from year to year so long as such continuance is specifically approved annually (a) by the Board of Trustees of the Trust or by a majority of the outstanding shares of the Fund and (b) by a majority vote of the Trustees who are not parties to the agreement, or interested persons of any such party, cast in person at a meeting held for that purpose.

BETWEEN THE MANAGER AND NORTHERN TRUST

Pursuant to the separate sub-advisory agreement described below, the Manager has engaged Northern Trust as the investment sub-adviser to provide day-to-day portfolio management for the Small Cap Index Fund and the International Index Fund. Northern Trust manages the investments of the Small Cap Index Fund and the International Index Fund, determining which securities or other investments to buy and sell for each, selecting the brokers and dealers to effect the transactions, and negotiating commissions. In placing orders for securities transactions, Northern Trust follows the Manager’s policy of seeking to obtain the most favorable price and efficient execution available.

For its services, the Manager pays Northern Trust an investment sub-advisory fee equal to a percentage of the average daily net assets of each of Small Cap Index Fund and International Index Fund at the rates set forth below. The fee is accrued daily and paid to Northern Trust quarterly. The rates upon which the fee is based are as follows:

State Farm Small Cap Index Fund:

On the first $150 million	0.13% of average daily net assets
Over $150 million	0.10% of average daily net assets

State Farm International Index Fund:

On the first $150 million	0.13% of average daily net assets
Over $150 million	0.10% of average daily net assets

The sub-advisory agreement is not assignable and may be terminated without penalty upon 60 days written notice at the option of the Manager or Northern Trust, or by the Board of Trustees of the Trust or by a vote of a majority of the outstanding shares of the class of stock representing an interest in the appropriate Fund. The subadvisory agreement provides that it shall continue in effect for two years and can thereafter be continued for each Fund from year to year so long as such continuance is specifically approved annually (a) by the Board of Trustees of the Trust or by a majority of the outstanding shares of the Fund and (b) by a majority vote of the Trustees who are not parties to the agreement, or interested persons of any such party, cast in person at a meeting held for that purpose.

BETWEEN THE MANAGER AND BRIDGEWAY

Pursuant to the separate sub-advisory agreement, the Manager has engaged Bridgeway as the investment sub-adviser to provide day-to-day portfolio management for a segment of the Small/Mid Cap Equity Fund. Bridgeway manages its segment of the investments of the Small Cap/Mid Equity Fund, determining which securities or other investments to buy and sell, selecting the brokers and dealers to effect the transactions and negotiating commissions. In placing orders for securities transactions, Bridgeway follows the Manager’s policy of seeking to obtain the most favorable price and efficient execution available.

For its services, the Manager pays Bridgeway an investment sub-advisory fee equal to a percentage of the average daily net assets of its segment of the Small/Mid Cap Equity Fund at the rates set forth below. The fee is accrued daily and paid to Bridgeway quarterly. The rates upon which the fee is based are as follows:

On the first $100 million	0.60% of average daily net assets
$100 million to $250 million	0.55% of average daily net assets
Over $250 million	0.50% of average daily net assets

BETWEEN THE MANAGER AND RAINIER

Pursuant to the separate sub-advisory agreement, the Manager has engaged Rainier as the investment sub-adviser to provide day-to-day portfolio management for a segment of the Small/Mid Cap Equity Fund. Rainier manages its segment of the investments of the Small Cap/Mid Equity Fund, determining which securities or other investments to buy and sell, selecting the brokers and dealers to effect the transactions and negotiating commissions. In placing orders for securities transactions, Rainier follows the Manager’s policy of seeking to obtain the most favorable price and efficient execution available.

For its services, the Manager pays Rainier an investment sub-advisory fee equal to a percentage of the average daily net assets of its segment of the Small/Mid Cap Equity Fund at the rates set forth below. The fee is accrued daily and paid to Rainier quarterly. The rates upon which the fee is based are as follows:

On the first $100 million	0.60% of average daily net assets
$100 million to $250 million	0.55% of average daily net assets
Over $250 million	0.50% of average daily net assets

PORTFOLIO MANAGERS

Unless otherwise noted, the information provided below is as of December 31, 2006, the Funds’ most recently completed calendar year.

Other Accounts Managed

Capital Guardian as Sub-Adviser for the State Farm Equity Fund

Portfolio Managers	The number of other accounts managed by each portfolio manager within each category below and the total assets in the accounts managed within each category below.
	Registered Investment Companies[1]		Other Pooled Investment Vehicles[2]		Other Accounts[3,4]
	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)
Miller, Karen A.	13	$6.86	14	$3.07	187	$59.31
Samuels, Theodore R.	13	$6.86	10	$5.50	345	$37.44
Stein, Eugene P.	13	$6.65	14	$7.85	133	$42.93

1	Assets noted represent the total net assets of registered investment companies and are not indicative of the total assets managed by the individual, which will be a substantially lower amount.
2	Assets noted represent the total net assets of other pooled investment vehicles and are not indicative of the total assets managed by the individual, which will be a substantially lower amount.
3	Assets noted represent the total net assets of other accounts and are not indicative of the total assets managed by the individual, which will be a substantially lower amount.
4	Reflects other professionally managed accounts held at Capital Guardian or companies affiliated with Capital Guardian. Personal brokerage accounts of portfolio manager and their families are not reflected.

Capital Guardian as Sub-Adviser to the State Farm Equity Fund

Portfolio Managers	The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.
	Registered Investment Companies[1]		Other Pooled Investment Vehicles[2]		Other Accounts[3,4]
	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)
Miller, Karen A.	0	$—	0	$—	23	$13.13
Samuels, Theodore R.	0	$—	0	$—	3	$2.72
Stein, Eugene P.	0	$—	0	$—	4	$3.36

1	Assets noted represent the total net assets of registered investment companies and are not indicative of the total assets managed by the individual, which will be a substantially lower amount.
2	Assets noted represent the total net assets of other pooled investment vehicles and are not indicative of the total assets managed by the individual, which will be a substantially lower amount.
3	Assets noted represent the total net assets of other accounts and are not indicative of the total assets managed by the individual, which will be a substantially lower amount.
4	Reflects other professionally managed accounts held at Capital Guardian or companies affiliated with Capital Guardian. Personal brokerage accounts of portfolio manager and their families are not reflected.

Equity and Bond Fund, Bond Fund, Money Market Fund and Tax Advantaged Bond Fund

Donald Heltner, a portfolio manager for the Equity and Bond Fund, the Bond Fund, the Money Market Fund and the Tax Advantaged Bond Fund, manages other investment accounts and portfolios. The number of other accounts and their total assets, segregated by category, managed by Mr. Heltner include the following:

•	Other Registered Investment Companies: 7 accounts, $1.4 billion in assets

•	Other Pooled Investment Vehicles: 0 accounts

•	Other Accounts: 21 accounts, $100.4 billion in assets

Duncan Funk, a portfolio manager for the Equity Fund, Equity and Bond Fund, the Bond Fund, and the Money Market Fund, manages other investment accounts and portfolios. The number of other accounts and their total assets, segregated by category, managed by Mr. Funk include the following:

•	Other Registered Investment Companies: 6 accounts, $929.6 million in assets

•	Other Pooled Investment Vehicles: 0 accounts

•	Other Accounts: 22 accounts, $70.3 billion in assets

Robert Reardon, a portfolio manager for the Tax Advantaged Bond Fund, manages other investment accounts and portfolios. The number of other accounts and their total assets, segregated by category, managed by Mr. Reardon include the following:

•	Other Registered Investment Companies: 1 account, $448.3 million in assets

•	Other Pooled Investment Vehicles: 0 accounts

•	Other Accounts: 21 accounts, $29.1 billion in assets

Bridgeway and Rainier as Sub-Advisers to the Small/Mid Cap Equity Fund

The individuals named as the Bridgeway portfolio managers for the Small/Mid Cap Equity Fund also were primarily responsible for the day-to-day management of certain types of other portfolios and/or accounts as indicated in the table below:

John Montgomery	Number of Other Accounts Managed	Total Assets in Accounts	Number of Accounts Where Advisory Fee is Based on Account Performance	Total Assets in Accounts Where Advisory Fee is Based on Account Performance
Registered Investment Companies	11	$4.465 billion	8	$2.993 billion
Other Pooled Investment Vehicles	-0-	-0-	-0-	-0-
Other Accounts	35	$518 million	28	$200 million

Elena Khoziaeva	Number of Other Accounts Managed	Total Assets in Accounts	Number of Accounts Where Advisory Fee is Based on Account Performance	Total Assets in Accounts Where Advisory Fee is Based on Account Performance
Registered Investment Companies	11	$4.465 billion	8	$2.993 billion
Other Pooled Investment Vehicles	-0-	-0-	-0-	-0-
Other Accounts	35	$518 million	28	$200 million

Michael Whipple	Number of Other Accounts Managed	Total Assets in Accounts	Number of Accounts Where Advisory Fee is Based on Account Performance	Total Assets in Accounts Where Advisory Fee is Based on Account Performance
Registered Investment Companies	11	$4.465 billion	8	$2.993 billion
Other Pooled Investment Vehicles	-0-	-0-	-0-	-0-
Other Accounts	35	$518 million	28	$200 million

The individuals named as the Rainier portfolio managers for the Small/Mid Cap Equity Fund also were primarily responsible for the day-to-day management of certain types of other portfolios and/or accounts as indicated in the table below:

Daniel M. Brewer	Number of Other Accounts Managed	Total Assets in Accounts	Number of Accounts Where Advisory Fee is Based on Account Performance	Total Assets in Accounts Where Advisory Fee is Based on Account Performance
Registered Investment Companies	5	$4.8 billion	-0-	-0-
Other Pooled Investment Vehicles	-0-	-0-	-0-	-0-
Other Accounts	127	$6.0 billion	-0-	-0-

Mark W. Broughton	Number of Other Accounts Managed	Total Assets in Accounts	Number of Accounts Where Advisory Fee is Based on Account Performance	Total Assets in Accounts Where Advisory Fee is Based on Account Performance
Registered Investment Companies	5	$4.8 billion	-0-	-0-
Other Pooled Investment Vehicles	-0-	-0-	-0-	-0-
Other Accounts	127	$6.0 billion	-0-	-0-

Mark H. Dawson	Number of Other Accounts Managed	Total Assets in Accounts	Number of Accounts Where Advisory Fee is Based on Account Performance	Total Assets in Accounts Where Advisory Fee is Based on Account Performance
Registered Investment Companies	5	$4.8 billion	-0-	-0-
Other Pooled Investment Vehicles	-0-	-0-	-0-	-0-
Other Accounts	127	$6.0 billion	-0-	-0-

James R. Margard	Number of Other Accounts Managed	Total Assets in Accounts	Number of Accounts Where Advisory Fee is Based on Account Performance	Total Assets in Accounts Where Advisory Fee is Based on Account Performance
Registered Investment Companies	5	$4.8 billion	-0-	-0-
Other Pooled Investment Vehicles	-0-	-0-	-0-	-0-
Other Accounts	127	$6.0 billion	-0-	-0-

Peter M. Musser	Number of Other Accounts Managed	Total Assets in Accounts	Number of Accounts Where Advisory Fee is Based on Account Performance	Total Assets in Accounts Where Advisory Fee is Based on Account Performance
Registered Investment Companies	5	$4.8 billion	-0-	-0-
Other Pooled Investment Vehicles	-0-	-0-	-0-	-0-
Other Accounts	127	$6.0 billion	-0-	-0-

Capital Guardian Trust Company as Sub-Adviser to State Farm International Equity Fund

Portfolio Managers	The number of other accounts managed by each portfolio manager within each category below and the total assets in the accounts managed within each category below.
	Registered Investment Companies [1]		Other Pooled Investment Vehicles[2]		Other Accounts[3,4]
	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)
Fisher, David	23	$24.34	30	$47.95	302	$106.04
Gromadzki, Arthur	9	$4.85	9	$27.11	131	$43.67
Havas, Richard	11	$5.22	22	$36.26	199	$76.74
Kwak, Seung	9	$4.85	10	$27.27	166	$54.63
Kyle, Nancy	12	$18.53	28	$44.85	161	$60.04
Mant, John	9	$4.85	13	$31.02	206	$68.65
Sauvage, Lionel	11	$5.22	22	$45.02	312	$112.08
Sikorsky, Nilly	11	$5.22	23	$42.76	417	$140.39
Staehelin, Rudolf	11	$5.22	21	$42.54	298	$98.26

1	Assets noted represent the total net assets of registered investment companies and are not indicative of the total assets managed by the individual, which will be a substantially lower amount.
2	Assets noted represent the total net assets of other pooled investment vehicles and are not indicative of the total assets managed by the individual, which will be a substantially lower amount.
3	Assets noted represent the total net assets of other accounts and are not indicative of the total assets managed by the individual, which will be a substantially lower amount.
4	Reflects other professionally managed accounts held at Capital Guardian or companies affiliated with Capital Guardian. Personal brokerage accounts of portfolio manager and their families are not reflected.

Capital Guardian Trust Company as Sub-Adviser for the State Farm International Equity Fund

Portfolio Managers	The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.
	Registered Investment Companies[1]		Other Pooled Investment Vehicles[2]		Other Accounts[3,4]
	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)
Fisher, David	1	$1.03	0	$—	10	$6.17
Gromadzki, Arthur	1	$1.03	0	$—	13	$6.05
Havas, Richard	1	$1.03	0	$—	9	$3.93
Kwak, Seung	1	$1.03	0	$—	21	$10.06
Kyle, Nancy	1	$1.03	0	$—	7	$3.60
Mant, John	1	$1.03	0	$—	11	$5.65
Sauvage, Lionel	1	$1.03	0	$—	26	$13.71
Sikorsky, Nilly	1	$1.03	0	$—	55	$28.21
Staehelin, Rudolf	1	$1.03	0	$—	24	$13.82

1	Assets noted represent the total net assets of registered investment companies and are not indicative of the total assets managed by the individual, which will be a substantially lower amount.
2	Assets noted represent the total net assets of other pooled investment vehicles and are not indicative of the total assets managed by the individual, which will be a substantially lower amount.
3	Assets noted represent the total net assets of other accounts and are not indicative of the total assets managed by the individual, which will be a substantially lower amount.
4	Reflects other professionally managed accounts held at Capital Guardian or companies affiliated with Capital Guardian. Personal brokerage accounts of portfolio manager and their families are not reflected.

S&P 500 Index Fund

As of December 31, 2006, the individuals named as portfolio managers for the S&P 500 Index Master Portfolio, the Master Portfolio into which the State Farm S&P 500 Index Fund invests, were also primarily responsible for the day-to-day management of certain types of other portfolios and/or accounts in addition to the Master Portfolio, as indicated in the table below:

	Number of Other Accounts Managed	Net Assets
S. Jane Leung (as of 7/31/06)
Registered Investment Companies	115	$229,715,416,000
Other Pooled Investment Vehicles	1	$167,818,000
Other Accounts	8	$1,182,997,000

	Number of Other Accounts Managed	Net Assets
Patrick O’Connor
Registered Investment Companies	115	$229,715,416,000
Other Pooled Investment Vehicles	1	$167,818,000
Other Accounts	11	$1,182,785,000

Small Cap Index Fund

As of December 31, 2006, Brent Reeder, portfolio manager for the Small Cap Index Fund also was primarily responsible for the day-to-day management of certain types of other portfolios and/or accounts in addition to this Fund, as indicated in the table below:

Types of Accounts	Total Number of Accounts Managed	Total Assets (in billions)	Number of Accounts Managed that Advisory Fee Based on Performance	Total Assets that Advisory Fee Based on Performance
Registered Investment Companies	12	$11.9	0	0
Other Pooled Investment Vehicles	31	$72.6	0	0
Other Accounts	88	$50.7	0	0

International Index Fund

As of December 31, 2006, Shaun Murphy, portfolio manager for the International Index Fund also was primarily responsible for the day-to-day management of certain types of other portfolios and/or accounts in addition this Fund, as indicated in the table below:

Types of Accounts	Total Number of Accounts Managed	Total Assets (in billions)	Number of Accounts Managed that Advisory Fee Based on Performance	Total Assets that Advisory Fee Based on Performance
Registered Investment Companies	4	$2.1	0	0
Other Pooled Investment Vehicles	15	$10.2	0	0
Other Accounts	20	$39.0	0	0

State Farm LifePath Funds

As of December 31, 2006, the individuals named as portfolio managers for the LifePath Retirement Master Portfolio’s, LifePath 2010 Master Portfolio’s, LifePath 2020 Master Portfolio’s, LifePath 2030 Master Portfolio’s and LifePath 2040 Master Portfolio, the Master Portfolios in which the State Farm LifePath Master Portfolios invest, were also primarily responsible for the day-to-day management of certain types of other portfolios and/or accounts in addition to the LifePath Retirement Master Portfolio, LifePath 2010 Master Portfolio, LifePath 2020 Master Portfolio, LifePath 2030 Master Portfolio and LifePath 2040 Master Portfolio as indicated in the table below:

	Number of Other Accounts Managed	Total Assets
Leslie Gambon
Registered Investment Companies	0	$0
Other Pooled Investment Vehicles	59	$14,840,033,000
Other Accounts	2	$13,843,000

	Number of Other Accounts Managed	Total Assets
Dagmar Nikles
Registered Investment Companies	0	$0
Other Pooled Investment Vehicles	59	$14,840,033,000
Other Accounts	3	$13,939,000

	Number of Other Accounts Managed	Total Assets
Jim Chan
Registered Investment Companies	0	$0
Other Pooled Investment Vehicles	59	$14,840,033,000
Other Accounts	4	$14,346,000

Other than as identified above, no advisory fee is paid to the Manager, Bridgeway, Rainier, Capital Guardian, Northern Trust or BGFA based on performance for any of the accounts. Certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts could include for example, conflicts in the allocation of investment opportunities and aggregated trading. The Manager, Bridgeway, Rainier, Capital Guardian, Northern Trust and BGFA have adopted policies and procedures that are designed to minimize the effects of these conflicts. The following discussion relates to potential conflicts for the named Funds.

Potential Conflicts of Interest in Managing the Funds

S&P 500 Index Master Portfolio. Certain of the portfolios or accounts for which the portfolio managers are primarily responsible for the day-to-day management seek to track the rate of return, risk profile and other characteristics of independent third-party indexes by either replicating the same combination of securities that compose those indexes or sampling the securities that compose those indexes based on objective criteria and data. The portfolio managers are required to manage each portfolio or account to meet those objectives. Pursuant to BGI and BGFA policy, investment opportunities are allocated equitably among the S&P 500 Index Master Portfolio and other portfolios and accounts. For example, under certain circumstances, an investment opportunity may be restricted due to limited supply on the market, legal constraints or other factors, in which event the investment opportunity will be allocated equitably among those portfolios and accounts, including the S&P 500 Index Master Portfolio, seeking such investment opportunity. As a consequence, from time to time the S&P 500 Index Master Portfolio may receive a smaller allocation of an investment opportunity than they would have if the portfolio managers and BGFA and its affiliates did not manage other portfolios or accounts.

Like the S&P 500 Index Master Portfolio, the other portfolios or accounts for which the portfolio managers are primarily responsible for the day-to-day portfolio management generally pay an asset-based fee to BGFA or BGI, as applicable, for its advisory services. One or more of those other portfolios or accounts, however, may pay BGI an incentive-based fee in lieu of, or in addition to, an asset-based fee for its advisory services. A portfolio or account with an incentive-based fee would pay BGI a portion of that portfolio’s or account’s gains, or would pay BGI more for its services than would otherwise be the case if BGI meets or exceeds specified performance targets. By their very nature, incentive-based fee arrangements could present an incentive for BGI to devote greater resources, and allocate more investment opportunities, to the portfolios or accounts that have those fee arrangements, relative to other portfolios or accounts, in order to earn larger fees. Although BGI has an obligation to allocate resources and opportunities equitably among portfolios and accounts and intends to do so, interestholders of the S&P 500 Index Master Portfolio should be aware that, as with any group of portfolios and accounts managed by an investment adviser and/or its affiliates pursuant to varying fee arrangements, including incentive-based fee arrangements, there is the potential for a conflict-of-interest, that may result in the portfolio managers’ favoring those portfolios or accounts with incentive-based fee arrangements.

LifePath Retirement Master Portfolio, LifePath 2010 Master Portfolio, LifePath 2020 Master Portfolio, LifePath 2030 Master Portfolio and LifePath 2040 Master Portfolio. Certain of the portfolios or accounts for which the portfolio managers are primarily responsible for the day-to-day management are composed of securities the identity and amount of which are selected by a computer model that is based on prescribed, objective criteria using independent third-party data to transform independently maintained indexes. The portfolio managers are required to manage each portfolio or account to meet those objectives. Pursuant to BGI and BGFA policy, investment opportunities are allocated equitably among the LifePath Retirement Master Portfolio, LifePath 2010

Master Portfolio, LifePath 2020 Master Portfolio, LifePath 2030 Master Portfolio and LifePath 2040 Master Portfolio and other portfolios and accounts. For example, under certain circumstances, an investment opportunity may be restricted due to limited supply on the market, legal constraints or other factors, in which event the investment opportunity will be allocated equitably among those portfolios and accounts, including the LifePath Retirement Master Portfolio, LifePath 2010 Master Portfolio, LifePath 2020 Master Portfolio, LifePath 2030 Master Portfolio and LifePath 2040 Master Portfolio, seeking such investment opportunity. As a consequence, from time to time the LifePath Retirement Master Portfolio, LifePath 2010 Master Portfolio, LifePath 2020 Master Portfolio, LifePath 2030 Master Portfolio and LifePath 2040 Master Portfolio may receive a smaller allocation of an investment opportunity than they would have if the portfolio managers and BGFA and its affiliates did not manage other portfolios or accounts.

Like the LifePath Retirement Master Portfolio, LifePath 2010 Master Portfolio, LifePath 2020 Master Portfolio, LifePath 2030 Master Portfolio and LifePath 2040 Master Portfolio, the other portfolios or accounts for which the portfolio managers are primarily responsible for the day-to-day portfolio management generally pay an asset-based fee to BGFA or BGI, as applicable, for its advisory services. One or more of those other portfolios or accounts, however, may pay BGI an incentive-based fee in lieu of, or in addition to, an asset-based fee for its advisory services. A portfolio or account with an incentive-based fee would pay BGI a portion of that portfolio’s or account’s gains, or would pay BGI more for its services than would otherwise be the case if BGI meets or exceeds specified performance targets. By their very nature, incentive-based fee arrangements could present an incentive for BGI to devote greater resources, and allocate more investment opportunities, to the portfolios or accounts that have those fee arrangements, relative to other portfolios or accounts, in order to earn larger fees. Although BGI has an obligation to allocate resources and opportunities equitably among portfolios and accounts and intends to do so, interestholders of the LifePath Retirement Master Portfolio, LifePath 2010 Master Portfolio, LifePath 2020 Master Portfolio, LifePath 2030 Master Portfolio and LifePath 2040 Master Portfolio should be aware that, as with any group of portfolios and accounts managed by an investment adviser and/or its affiliates pursuant to varying fee arrangements, including incentive-based fee arrangements, there is the potential for a conflict-of-interest, that may result in the portfolio managers’ favoring those portfolios or accounts with incentive-based fee arrangements.

Small Cap Index Fund and International Index Fund. The Northern Trust portfolio managers responsible for managing the Small Cap Index Fund and the International Index Fund often are responsible for managing one or more other investment accounts, including separate accounts and other pooled investment vehicles. A portfolio manager may manage a separate account or other pooled investment vehicle that may have a materially higher or lower fee arrangement with Northern Trust. The side-by-side management of these accounts may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades. In addition, while portfolio managers generally only manage accounts with similar investment strategies, it is possible that due to varying investment restrictions among accounts that certain investments could be made for some accounts and not others or conflicting investment positions could be taken among accounts.

Northern Trust has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. It seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, Northern Trust has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, Northern Trust has adopted policies limiting the circumstances under which cross-trades may be effected between a Fund and another one of its client accounts. Northern Trust conducts periodic reviews of trades for consistency with these policies.

Bridgeway’s Management of the Small/Mid Cap Index Fund. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. Set forth below is a description of material conflicts of interest that may arise in connection with a portfolio manager who manages multiple funds and/or other accounts:

•

The management of multiple funds and/or other accounts may result in a portfolio manager devoting varying periods of time and attention to the management of each fund and/or other account. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. Bridgeway believes this problem may be significantly mitigated by its use of quantitative models, which drive stock picking decisions of its actively managed funds.

•

If a portfolio manager identifies an investment opportunity that may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. Accordingly, Bridgeway has developed guidelines to address the priority order in allocating investment opportunities.

•

At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds or other accounts for which he or she exercises investment responsibility, or may decide that certain of the funds or other accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or other accounts, which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other funds or accounts.

•

With respect to securities transactions for the funds, Bridgeway determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. Bridgeway may place separate, non-simultaneous, transactions for a fund and another account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the fund or the other account. Bridgeway seeks to mitigate this problem through a random rotation of order in the allocation of executed trades.

•

With respect to securities transactions for the funds, Bridgeway determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), Bridgeway may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Bridgeway or its affiliates may place separate, non-simultaneous, transactions for a fund and another account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the fund or the other account.

•

The appearance of a conflict of interest may arise where Bridgeway has an incentive, such as a performance based management fee or other differing fee structure, which relates to the management of one fund or other account but not all funds and accounts with respect to which a portfolio manager has day-to-day management responsibilities.

•

Bridgeway and the funds adopted certain compliance policies and procedures that are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which an actual or potential conflict may arise.

Rainier’s Management of the Small/Mid Cap Equity Fund. The compensation paid to Rainier for managing the Small/Mid Cap Equity Fund is based only on a percentage of assets under management. Portfolio managers, depending on whether they are principals of Rainier benefit from Rainier’s revenues and profitability. But no Rainier portfolio managers are compensated based directly on fee revenue earned by Rainier on particular accounts in a way that would create a material conflict of interest in favoring particular accounts over other accounts.

Execution and research services provided by brokers may not always be utilized in connection with the Small/Mid Cap Equity Fund or other client accounts that may have provided the commission or a portion of the commission paid to the broker providing the services. Rainier allocates brokerage commissions for these services in a manner that it believes is fair and equitable and consistent with its fiduciary obligations to each of its clients.

Compensation

Portfolio managers of the Equity and Bond Fund, the Bond Fund, the Tax Advantaged Bond Fund and the Money Market Fund. Compensation paid to Messrs. Donald Heltner and Duncan Funk is based upon the overall job performance in managing the investment accounts for Auto Company and its affiliates, as well as the Funds. These portfolio managers’ compensation packages consist of a base salary, incentive compensation, and other benefits. The base salary is fixed and is competitive with industry standards. Portfolio managers may elect to defer a portion of their fixed salary. Incentive compensation is discretionary and is determined by Auto Company annually by reference to several objective factors as well as investment results.

The factors considered to determine incentive compensation for equity portfolio managers include adherence to investment philosophy; development of dividend income; tax efficiency; risk management; long term returns; and departmental oversight. The portfolio manager’s performance in comparison to those factors is considered by members of Auto Company’s executive management. The evaluation is subjective in nature, from a perspective to reward long-term, rather than short term performance, and does not rely on industry benchmarks or standards.

Incentive compensation for fixed income portfolio managers is determined by a combination of the 1) individual manager’s portfolio management results and 2) portfolio management results of the other fixed income portfolio managers. For example, Mr. Funk’s incentive compensation is based, in part, upon his portfolio management results and, in part, upon Mr. Reardon’s portfolio management results. Fixed income portfolio management incentive compensation is determined annually by reference to various objective factors and investment results.

The factors considered to determine incentive compensation for fixed income portfolio managers include purchase spread or purchase yield; long term returns; maintenance of credit quality and structure; and departmental oversight. These factors are evaluated using specific benchmarks, standards and formulas to determine incentive compensation. The benchmarks and standards used to determine incentive compensation vary according to the specific responsibilities of the portfolio manager.

The benchmarks and standards used to evaluate the objective factors as they relate to taxable fixed income securities include the Five-year Lehman Brothers Custom Aggregate Index; Five-year Russell/Mellon Total Billion Dollar Fund Universe; Five-year Lipper Short Intermediate Investment Grade Debt Funds; Five-year Lipper Intermediate Investment Grade Debt Funds; Five-year Lipper Short U.S. Treasury Funds; and broker supplied, Moody’s and Standard and Poor’s rating/maturity/yield matrix. The benchmarks and standards used to evaluate the objective factors as they relate to tax advantaged fixed income securities include a Five-year Custom Lehman Brothers Municipal Bond Index; Five-year Lipper General Municipal Debt Funds; Five-year Lipper Intermediate Municipal Debt Funds; Five-year Royal Bank of Canada Custom Canadian Bond Index; and Municipal Market Data Municipal Bond Yield Scales.

The formula used to determine the investment return performance involves a five-year moving average of returns, except for money market funds, which is one year. A longer time period is preferred to reward long-term performance rather than rewarding (or punishing) short-term fluctuation.

In addition to the compensation described above, both equity and fixed income portfolio managers may receive other benefits based primarily on their management level and/or total compensation, and not their performance as portfolio managers. These benefits include participation in a supplemental incentive plan; supplemental retirement plans; annual comprehensive health evaluations; and financial planning services.

The portfolio managers, if eligible, may receive supplemental incentive plan payments. These payments are discretionary in nature and are a function of the overall performance of Auto Company and its affiliates as an enterprise. The payments under the plan are a function of the 1) organizational performance of Auto Company and its affiliated entities for certain criteria over a rolling three-year period and 2) the number of units allocated to the individual for each of the three-year performance cycles. Under the plan, payments are determined by considering criteria such as retention of insurance business, financial stability, financial services growth, expense reduction, personnel development, and compliance. Supplemental incentive plan payments are calculated using an internal formula.

The portfolio managers may also be eligible for the supplemental retirement plans that are offered to highly compensated employees. One of the plans allows employees to defer a portion of compensation into a later year(s). The other plan provides retirement benefits in excess of the benefits that can be provided under Auto Company’s qualified retirement plan (due to limitations on the amount of compensation or the type of service that may be counted). Benefits for this plan are calculated using the qualified plan’s formula, average annual compensation, and years of service.

Eligibility for financial planning services and comprehensive health evaluations is based upon an individual’s management level. The benefits provided under these programs are uniform and apply equally to all eligible participants.

Portfolio managers of the Equity Fund and the International Equity Fund. CGTC uses a system of multiple portfolio managers in managing the Equity Fund’s assets. (In addition, CGTC’s investment analysts may make investment decisions with respect to a portion of a fund’s portfolio within their research coverage). Portfolio managers and investment analysts are paid competitive salaries. In addition, they receive bonuses based on their individual portfolio results. In order to encourage a long-term focus, bonuses based on investment results are calculated by comparing pretax total returns over a four-year period to relevant benchmarks over both the most recent year and a four-year rolling average with the greater weight placed on the four-year rolling average. For portfolio managers, benchmarks include both measures of the marketplaces in which the relevant fund invests and measures of the results of comparable mutual funds. For investment analysts, benchmarks include both relevant market measures and appropriate industry indexes reflecting their areas of expertise. Analysts are also separately compensated for the quality of their research efforts.

The benchmarks used to measure performance of the portfolio managers for the Equity Fund include the Russell 1000 Value Index and a customized growth and income index based on the Lipper Growth and Income Index. The benchmarks used to measure performance of the portfolio managers for the International Equity Fund include, as applicable, an adjusted MSCI EAFE Index, an adjusted Lipper International Index, an adjusted MSCI Europe Index, a customized index based on the median results with respect to Europe from Callan Associates, Evaluation Associates and Frank Russell, an adjusted MSCI Japan Index and a customized index based on the median results with respect to Japan from InterSEC. Investment professionals may also participate in profit-sharing plans and ownership of The Capital Group Companies, the ultimate parent company of CGTC.

Bridgeway Portfolio Managers of the Small/Mid Cap Equity Fund. The objective of Bridgeway’s compensation program is to provide pay and long-term compensation for its employees (who are all referred to as “partners”) that is competitive with the mutual fund/investment advisory market relative to Bridgeway’s size and geographical location. Bridgeway evaluates competitive market compensation by reviewing compensation survey results conducted by independent third parties involved in investment industry compensation.

The members of the Investment Management Team, including John Montgomery, Elena Khoziaeva and Michael Whipple, participate in a compensation program that includes base salary, bonus and long-term incentives. Each member’s base salary is a function of industry salary rates and individual performance as measured against yearly goals. These goals typically include measures for integrity, communications (internal and external), team work, leadership and investment performance of their respective funds. The bonus portion of compensation also is a function of industry salary rates as well as the overall profitability of Bridgeway relative to peer companies. Bridgeway’s profitability is primarily affected by a) assets under management, b) management fees, for which some actively managed mutual fund have performance based fees relative to stock market benchmarks, c) operating costs of Bridgeway and d) tax rates.

Fund performance impacts overall compensation in two broad ways. First, generally assets under management increase with positive long-term performance. An increase in assets increases total management fees and likely increases Bridgeway’s profitability (although certain Funds do not demonstrate economies of scale and other funds have management fees which reflect economies of scale to shareholders). Second, some portfolios managed by Bridgeway include performance-based management fees. Should the portfolio’s performance exceed the benchmark, Bridgeway may make more total management fees and increase its profitability. On the other hand, should the portfolio’s performance lag the benchmark, Bridgeway may experience a decrease in profitability.

Finally, all Bridgeway investment management team members participate in long-term incentive programs including a Simplified Employee Pension Individual Retirement Account (SEP IRA) and ownership programs in Bridgeway. With the exception of John Montgomery, investment team members (as well as all of Bridgeway’s partners) participate in an Employee Stock Ownership Program and Phantom Stock Program sponsored by Bridgeway. The value of this ownership is a function of Bridgeway’s profitability and growth. Bridgeway is an “S” Corporation with John Montgomery as the majority owner. Therefore, he does not participate in the ESOP, but the value of his ownership stake is impacted by Bridgeway’s profitability and growth.

Rainier Portfolio Managers of the Small/Mid Cap Equity Fund. All of Rainier’s portfolio managers receive a fixed salary. Portfolio managers who are shareholders (principals) receive a dividend based on the number of Rainier shares owned.

Portfolio managers of the S&P 500 Index Master Portfolio, LifePath Retirement Master Portfolio, LifePath 2010 Master Portfolio, LifePath 2020 Master Portfolio, LifePath 2030 Master Portfolio and LifePath 2040 Master Portfolio. Each portfolio manager for these funds receives a salary and is eligible to receive an annual bonus. Each portfolio manager’s salary is a fixed amount generally determined annually based on a number of factors, including, but limited to, the portfolio manager’s title, scope of responsibilities, experience and knowledge. Each portfolio manager’s bonus is a discretionary amount determined annually based on the overall profitability of the various Barclays Global Investors companies worldwide, the performance of the portfolio manager’s business unit, and an assessment of the portfolio manager’s individual performance. The portfolio manager’s salary and annual bonus are paid in cash. In addition, a portfolio manager may be paid a signing bonus or other amounts in connection with initiation of employment with BGFA. If a portfolio manager satisfied the requirements for being part of a “select group of management or highly compensated employees (within the meaning of ERISA section 401(a))” as so specified under the terms of BGI’s Compensation Deferral Plan, the portfolio manager may elect to defer a portion of his or her bonus under that Plan.

Portfolio managers may be selected, on a fully discretionary basis, for awards under BGI’s Compensation Enhancement Plan (“CEP”). Under CEP, these awards are determined annually, and vest after two years. At the option of the CEP administrators, the award may be “notionally invested” in funds managed by BGI, which means that the final award amount may be increased or decreased according to the performance of the BGI-managed funds over the two-year period. If the award is not notionally invested, the original award amount is paid once vested.

A portfolio manager may be granted options to purchase shares in Barclays Global Investors UK Holdings Limited (“BGI UK Holdings”), a company organized under the laws of England and Wales that directly or indirectly owns all of the Barclays Global Investors companies worldwide, which options vest in three equal installments over three years and are generally exercisable during prescribed exercise windows. Shares purchased must generally be held 355 days prior to sale. For such purposes, the value of BGI UK Holdings is based on its fair value as determined by an independent public accounting firm.

Portfolio managers for the Small Cap Index Fund and the International Index Fund. The compensation for Northern Trust’s portfolio managers who manage the assets of the Small Cap Index Fund and the International Index Fund is based on the competitive marketplace and consists of a fixed base salary plus a variable annual cash incentive award. The annual incentive award is discretionary and is based on the overall financial performance of

Northern Trust and its affiliates, the performance of Northern Trust’s investment management business unit plus a qualitative evaluation of the portfolio manager’s investment performance and contribution to his or her equity product strategy team. The variable incentive award is not based on the amount of assets held in either the Small Cap Index Fund or the International Index Fund. Moreover, no material differences exist between the compensation structure for Northern Trust’s portfolio managers who manage mutual fund accounts and those who manage other types of accounts.

Ownership of Securities

The portfolio managers’ ownership of Fund securities is as follows:

Donald Heltner	$1–$10,000
Duncan Funk	None
Robert Reardon	None
Karen A. Miller	None
David I. Fisher	None
Arthur J. Gromadzki	None
Richard N. Havas	None
Seung Kwak	None
Nancy J. Kyle	None
John M.N. Mant	None
Lionel M. Sauvage	None
Nilly Sikorsky	None
Rudolf M. Staehelin	None
S. Jane Leung	None
Patrick O’Conner	None
John Montgomery	None
Elena Khoziaeva	None
Michael Whipple	None
Daniel M. Brewer	None
Mark W. Broughton	None
Mark H. Dawson	None
James R. Margard	None
Peter M. Musser	None
Shaun Murphy	None
Brent Reeder	None
Dagmar Nikles	None
Leslie Gambon	None
Jim Chan	None
Theodore R. Samuels	None
Eugene P. Stein	None

This information is current as of December 31, 2006, the end of the Funds’ most recent calendar year.

SECURITIES ACTIVITIES OF THE MANAGER, CAPITAL GUARDIAN, NORTHERN TRUST AND BGFA

Securities held by the Trust may also be held by separate accounts or mutual funds for which the Manager, Northern Trust, BGFA, Bridgeway, Rainier, or Capital Guardian (collectively the “Investment Advisers”) acts as an adviser, some of which may be affiliated with them. Because of different investment objectives, cash flows or other factors, a particular security may be bought by an Investment Adviser for one or more of their clients, when one or more other clients are selling the same security. Pursuant to procedures adopted by the Board of Trustees, an

Investment Adviser may cause a Fund to buy or sell a security from another Fund or another account. Any such transaction would be executed at a price determined in accordance with those procedures and without sales commissions. Transactions executed pursuant to such procedures are reviewed by the Board of Trustees quarterly.

If purchases or sales of securities for a Fund or other client of an Investment Adviser arise for consideration at or about the same time, transactions in such securities will be allocated as to amount and price, insofar as feasible, for the Fund and other clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of an Investment Adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. It is the opinion of the Board of Trustees of the Trust, however, that the benefits available to the Trust outweigh any possible disadvantages that may arise from such concurrent transactions.

On occasions when an Investment Adviser (under the supervision of the Board of Trustees) deems the purchase or sale of a security to be in the best interests of the Trust as well as other accounts or companies, it may, to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be sold or purchased for the Trust with those to be sold or purchased for other accounts or companies in order to obtain favorable execution and low brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by an Investment Adviser in the manner each considers to be most equitable and consistent with its fiduciary obligations to the Trust and to such other accounts or companies. In some cases this procedure may adversely affect the size of the position obtainable for a Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE

EQUITY AND BOND FUND, BOND FUND, TAX ADVANTAGED BOND FUND AND MONEY MARKET FUND

As described above, the Manager determines which securities to buy and sell for these Funds, selects brokers and dealers to effect the transactions, and negotiates commissions. Transactions in equity securities will usually be executed through brokers who will receive a commission paid by the Fund. Fixed income securities are generally traded with dealers acting as principals for their own accounts without a stated commission. The dealer’s margin is reflected in the price of the security. Money market obligations may be traded directly with the issuer. Underwritten offerings of stock may be purchased at a fixed price including an amount of compensation to the underwriter.

In placing orders for securities transactions, the Manager’s policy is to attempt to obtain the most favorable price and efficient execution available. These entities, subject to the review of the Trust’s Board of Trustees, may pay higher than the lowest possible commission on agency trades, not principal trades, to obtain better than average execution of transactions and/or valuable investment research information described below, if, in their opinion, improved execution and investment research information will benefit the performance of each of the Funds.

When selecting broker-dealers to execute portfolio transactions, the Manager considers factors including the rate of commission or size of the broker-dealer’s “spread”, the size and difficulty of the order, the nature of the market for the security, the willingness of the broker-dealer to position, the reliability, financial condition and general execution and operational capabilities of the broker-dealer, and the research, statistical and economic data furnished by the broker-dealer to the Manager. In some cases, the Manager may use such information to advise other investment accounts that it advises. Brokers or dealers which supply research may be selected for execution of transactions for such other accounts, while the data may be used by the Manager in providing investment advisory services to the Fund. However, all such directed brokerage will be subject to the Manager’s policy to attempt to obtain the most favorable price and efficient execution possible.

During the calendar years indicated, the Equity Fund, Equity and Bond Fund, Bond Fund, Tax Advantaged Bond Fund and Money Market Fund paid brokerage commissions of:

	2004	2005	2006
*Equity Fund	$26,818	$268,693	$220,677
Equity and Bond Fund	$0	$0	$0
Bond Fund	$0	$0	$0
Tax Advantaged Bond Fund	$0	$0	$0
Money Market Fund	$0	$0	$0

*	The Manager was responsible for selecting the Equity Fund’s investments before September 1, 2005.

S&P 500 INDEX MASTER PORTFOLIO

BGFA assumes general supervision over placing orders on behalf of the S&P 500 Index Master Portfolio for the purchase or sale of portfolio securities. Allocation of brokerage transactions, including their frequency, is made in the best judgment of BGFA and in a manner deemed fair and reasonable to shareholders. In executing portfolio transactions and selecting brokers or dealers, BGFA seeks to obtain the best overall terms available for the S&P 500 Index Master Portfolio. In assessing the best overall terms available for any transaction, BGFA considers factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. The primary consideration is prompt execution of orders at the most favorable net price. Certain of the brokers or dealers with whom the S&P 500 Index Master Portfolio may transact business offer commission rebates to the S&P 500 Index Master Portfolio. BGFA considers such rebates in assessing the best overall terms available for any transaction. The overall reasonableness of brokerage commissions paid is evaluated by BGFA based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.

Brokers also are selected because of their ability to handle special executions such as are involved in large block trades or broad distributions, provided the primary consideration is met. Portfolio turnover may vary from year to year, as well as within a year. Portfolio turnover rates over 100%, although unexpected, may result in comparatively greater brokerage expenses. BGFA may from time to time execute trades on behalf of and for the account of the S&P 500 Index Master Portfolio with brokers or dealers that are affiliated with BGFA.

The table below sets forth the brokerage commissions paid by the S&P 500 Index Master Portfolio for the periods noted. Any differences in brokerage commissions paid by the S&P 500 Index Master Portfolio from year to year are due to changes in market conditions and the frequency and size of interestholder transactions.

	Fiscal Year Ended 12/31/2004	Fiscal Year Ended 12/31/2005	Fiscal Year Ended 12/31/2006
S&P 500 Index Master Portfolio	$103,291	$56,860	$85,982

EQUITY FUND, SMALL/MID CAP EQUITY FUND AND INTERNATIONAL EQUITY FUND

Capital Guardian strives to obtain best execution on its respective clients’ portfolio transactions, taking into account a variety of factors to produce the most favorable total price reasonably attainable under the circumstances. These factors include the size and type of transaction, the cost and quality of executions, and the broker-dealer’s ability to offer liquidity and anonymity. When, in the opinion of Capital Guardian, two or more brokers (either directly or through their correspondent clearing agents) are in a position to obtain the best price and execution, preference may be given to brokers who have provided investment research, statistical, or other related services to Capital Guardian. This research may be used for other Capital Guardian clients in addition to the Funds.

Capital Guardian does not consider that it has an obligation to obtain the lowest available commission rate to the exclusion of price, service and qualitative considerations.

Capital Guardian began providing sub-advisory services to the Equity Fund on September 1, 2005. The brokerage commissions paid by the Equity Fund are not included below (but are included on the previous page). Capital Guardian was the sub-adviser to the Small/Mid Cap Equity Fund until December 1, 2006, when Bridgeway and Rainier became investment sub-advisers to that Fund. The Small/Mid Cap Equity Fund and the International Equity Fund paid the following brokerage commissions during the calendar years indicated below:

	2004	2005	2006
Small/Mid Cap Equity Fund	$183,930	$270,477	$381,058
International Equity Fund	$48,596	$58,852	$56,314

SMALL CAP INDEX FUND AND INTERNATIONAL INDEX FUND

As described above, the Northern Trust determines which securities to buy and sell for these Funds, selects brokers and dealers to effect the transactions, and negotiates commissions. Transactions in equity securities will usually be executed through brokers who will receive a commission paid by the Fund. In placing orders for securities transactions, Northern Trust’s policy is to attempt to obtain the most favorable price and efficient execution available. The Small Cap Index Fund and the International Index Fund, subject to the review of the Trust’s Board of Trustees, may pay higher than the lowest possible commission on agency trades to obtain better than average execution of transactions and/or investment research information described below, if, in their opinion, improved execution and investment research information will benefit the performance of each of the Funds. When selecting broker-dealers to execute portfolio transactions, Northern Trust considers factors, including the rate of commission or size of the broker-dealer’s “spread,” the size and difficulty of the order, the nature of the market for the security, the willingness of the broker-dealer to position, the reliability, financial condition and general execution and operational capabilities of the broker-dealer, and the research, statistical and economic data furnished by the broker-dealer to Northern Trust. In some cases, Northern Trust may use such information to advise other investment accounts that it advises. Brokers or dealers which supply research may be selected for execution of transactions for such other accounts, while the data may be used by Northern Trust in providing investment advisory services to the Fund. However, all such directed brokerage will be subject to Northern Trust’s to attempt to obtain the most favorable price and efficient execution possible.

	2005	2006
*Small Cap Index Fund	$14,844	$17,343
*International Index Fund	$5,985	$24,248

*	Northern Trust began serving as investment sub-adviser to the Small Cap Index Fund and the International Index Fund on September 9, 2005. Brokerage commissions noted for 2005 above are from September 9, 2005 to December 31, 2005.

Prior to September 9, 2005, the Small Cap Index Fund and the International Index Fund each invested its assets into a separate series of the Master Fund.

LIFEPATH FUNDS

All orders for the purchase or sale of portfolio securities for the LifePath Master Portfolios (normally, shares of the Underlying Funds) are placed on behalf of each Master Portfolio by BGFA, either by itself or through its affiliates, pursuant to authority contained in each Master Portfolio’s Advisory Contract. A Master Portfolio will not incur any commissions or sales charges when it invests in those Underlying Funds that are themselves Master Portfolios or the Underlying Money Market Fund, but may incur commissions or sales charges when it invests in those Underlying Funds that are Underlying iShares Funds.

Portfolio Turnover: With respect to the LifePath Master Portfolios, portfolio turnover may vary from year to year, as well as within a year. High portfolio turnover rates may result in comparatively greater brokerage expenses and larger amounts of short-term capital gains allocable to interestholders. The significant decrease in turnover from 2004 to 2005 was primarily a result of LifePath Portfolios’ restructuring to funds-of-funds on March 15, 2004.

Brokerage Commissions. Each LifePath Master Portfolio purchases and sells those portfolio securities that are interests in Underlying Funds organized as Master Portfolios by dealing directly with the issuer—the Underlying Funds. Each Master Portfolio will purchase and sell those portfolio securities that are Underlying iShares Funds through brokers and will incur brokerage commissions on those transactions. For the periods shown below, the LifePath Master Portfolios paid the dollar amounts of brokerage commissions shown.

Master Portfolio	Fiscal Year Ended 12/31/2004	Fiscal Year Ended 12/31/2005	Fiscal Year Ended 12/31/2006
LifePath Retirement Master Portfolio	$49,294	$7,565	$17,694
LifePath 2010 Master Portfolio	$150,167	$24,056	$53,152
LifePath 2020 Master Portfolio	$316,223	$57,841	$110,233
LifePath 2030 Master Portfolio	$196,426	$51,256	$95,985
LifePath 2040 Master Portfolio	$124,190	$50,662	$82,053

Securities of Regular Broker/Dealers. As of December 31, 2006, the Master Portfolios owned no securities of its “regular brokers or dealers” (as defined in the 1940 Act) or their parents.

BROKERAGE COMMISSIONS PAID TO AFFILIATES

During the past three fiscal years, the Funds and Master Portfolios in which the S&P 500 Index Fund and the LifePath Funds invest did not pay brokerage commissions to affiliated brokers.

PORTFOLIO TURNOVER

Because of the Equity Fund’s, Small/Mid Cap Equity Fund’s and International Equity Fund’s flexibility of investment and emphasis on growth of capital, these Funds may have greater portfolio turnover than that of mutual funds that have primary objectives of income or maintenance of a balanced investment position. The Equity and Bond Fund’s portfolio turnover is expected to be low. The Equity and Bond Fund will purchase or sell securities to: (i) accommodate purchases and sales of its shares; (ii) change the percentages of its assets invested in each of the underlying Funds in response to market conditions; and (iii) maintain or modify the allocation of its assets among the underlying Funds within the percentage limits described in the Prospectus.

Consistent with the Equity Index Funds’ and the LifePath Funds’ investment objectives, each will attempt to minimize portfolio turnover. There are no fixed limitations regarding the portfolio turnover rate for the Bond Fund, and securities initially satisfying the objectives and policies of this Fund may be disposed of when they are no longer deemed suitable.

In periods of relatively stable interest rate levels, Tax Advantaged Bond Fund does not expect its annual portfolio turnover rate to exceed 50% for issues with maturities longer than one year at the time of purchase. In years of sharp fluctuations in interest rates, however, the annual portfolio turnover rate may exceed 50%. Most of the sales in the Fund’s portfolio will occur when the proportion of securities owned with longer term maturities is reduced in anticipation of a bond market decline (rise in interest rates), or increased in anticipation of a bond market rise (decline in interest rates). The rate of portfolio turnover will not be a limiting factor and, accordingly, will always be incidental to transactions undertaken with the view of achieving the Fund’s investment objective.

During calendar year 2006, the Small/Mid Cap Equity Fund experienced a significant increase in portfolio turnover as a result of the replacement of Capital Guardian as sub-adviser with Bridgeway and Rainier.

Since short-term instruments are excluded from the calculation of a portfolio turnover rate, no meaningful portfolio turnover rate can be estimated or calculated for the Money Market Fund. Turnover rates may vary greatly from year to year as well as within a particular year and may also be affected by cash requirements for redemptions of a Fund’s shares and by requirements, the satisfaction of which enable the Trust to receive certain favorable tax treatment.

DETERMINATION OF NET ASSET VALUE

The Net Asset Value (NAV) for each Fund is determined as of the time of the close of regular session trading on the New York Stock Exchange (“NYSE”) (currently at 4:00 p.m., Eastern Time), on each day when the NYSE is open for business. Shares of the Funds will not be priced on days when the NYSE is closed. The discussion below relates to the computation of NAV for the specified Funds.

EQUITY FUND, SMALL/MID CAP EQUITY FUND, INTERNATIONAL EQUITY FUND, SMALL CAP INDEX FUND, INTERNATIONAL INDEX FUND, EQUITY AND BOND FUND, BOND FUND AND TAX ADVANTAGED BOND FUND

Equity securities (including common stocks, preferred stocks, convertible securities and warrants) and call options written on all portfolio securities, listed or traded on a national exchange are valued at their last sale price on that exchange prior to the time when assets are valued. In the absence of any exchange sales on that day, such securities are valued at the last sale price on the exchange on which it is traded. Securities traded only on over-the-counter markets generally are valued at the closing bid price. Equities traded on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) are valued at the Nasdaq Official Closing Price (“NOCP”), as determined by NASDAQ, or lacking a NOCP, the last current reported sales price as of the time of valuation of NASDAQ, or lacking any current reported sales on NASDAQ at the time of valuation, at the most recent bid quotation on NASDAQ.

Debt securities traded on a national exchange are valued at their last sale price on that exchange prior to the time when assets are valued, or, lacking any sales, at the last reported bid price. Debt securities other than money market instruments traded in the over-the-counter market are valued at the last reported bid price or at yield equivalent as obtained from one or more dealers that make markets in the securities. If the market quotations described above are not available, debt securities, other than short-term debt securities, may be valued at a fair value as determined by one or more independent pricing services (each, a “Service”). The Service may use available market quotations and employ electronic data processing techniques and/or a matrix system to determine valuations. Each Service’s procedures are reviewed by the officers of the Trust under the general supervision of the Boards of Trustees of the Trust.

Money market instruments held with a remaining maturity of 60 days or less (other than U.S. Treasury bills) are generally valued on an amortized cost basis. Under the amortized cost basis method of valuation, the security is initially valued at its purchase price (or in the case of securities purchased with more than 60 days remaining to maturity, the market value on the 61st day prior to maturity), and thereafter by amortizing any premium or discount uniformly to maturity. If for any reason the amortized cost method of valuation does not appear to fairly reflect the fair value of any security, a fair value will be determined in good faith by or under the direction of the Boards of Trustees of the Trust as in the case of securities having a maturity of more than 60 days.

Securities that are primarily traded on foreign securities exchanges are generally valued at the last sale price on the exchange where they are primarily traded. All foreign securities traded on the over-the-counter market are valued at the last sale quote, if market quotes are available, or the last reported bid price if there is no active trading in a particular security on a given day. Quotations of foreign securities in foreign currencies are converted, at current exchange rates, to their U.S. dollar equivalents in order to determine their current value. Forward currency contracts are valued at the current cost of offsetting the contract. Because foreign securities (other than American Depositary Receipts) are valued as of the close of trading on various exchanges and over-the-counter markets throughout the world, the net asset value of Funds investing in foreign securities generally includes values of foreign securities held by those Funds that were effectively determined several hours or more before the time NAV is calculated. In addition, foreign securities held by Funds may be traded actively in securities markets which are open for trading on days when the Funds do not calculate their net asset value. Accordingly, there may be occasions when a Fund holding foreign securities does not calculate its net asset value but when the value of such Fund’s portfolio securities is affected by such trading activity.

The Funds monitor for significant events in foreign markets. A Fund may price a non-U.S. security it holds at a fair value determined according to procedures adopted by the board of the Trust if it appears that the value of the security has been materially affected by events occurring between the close of the primary market or exchange on which the security is traded and the time for computing net asset value.

The Trust’s Board of Trustees has adopted procedures to value non-U.S. securities (“foreign securities”) held by the International Equity Fund and the International Index Fund. The procedures require foreign securities held by these two Funds to be fair valued in certain circumstances using prices provided by a third-party pricing service. The Manager fair values foreign securities held by these two Funds on valuation days when the closing prices for such securities are determined not to reflect the market value of such securities as of the time the Funds compute their NAVs. The Manager uses systematic and objective standards to determine when the closing prices of the foreign securities held by the International Equity Fund and the International Index Fund do not reflect the market value of such securities.

Exchange listed options that are written or purchased by a Fund are valued on the primary exchange on which they are traded. Over-the-counter options written or purchased by a Fund are valued based upon prices provided by market-makers in such securities. Exchange-traded financial futures contracts are valued at their settlement price established each day by the board of trade or exchange on which they are traded.

Securities for which market quotations are not readily available, or for which the procedures described above do not produce a fair value, are valued at a fair value as determined in good faith in accordance with procedures approved by the Board of Trustees of the Trust. The effect of this will be that NAV will not be based on the last quoted price on the security, but on a price with the Board of Trustees or its delegate believes reflects the current and true price of the security.

MONEY MARKET FUND

All of the assets of the Money Market Fund are valued on the basis of amortized cost in an effort to maintain a constant net asset value of $1.00 per share. The Board of Trustees of the Trust has determined this to be in the best interests of the Money Market Fund and its shareholders. Under the amortized cost method of valuation, securities are valued at cost on the date of their acquisition, and thereafter as adjusted for amortization of premium or accretion of discount, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods in which value as determined by amortized cost is higher or lower than the price the Fund would receive if it sold the security. During such periods, the quoted yield to investors may differ somewhat from that obtained by a similar fund or portfolio which uses available market quotations to value all of its portfolio securities.

The Board has established procedures reasonably designed, taking into account current market conditions and the Money Market Fund’s investment objectives, to stabilize the net asset value per share for purposes of sales and redemptions at $1.00. These procedures include review by the Board, at such intervals as it deems appropriate, to determine the extent, if any, to which the net asset value per share calculated by using available market quotations deviates from $1.00 per share. In the event such deviation should exceed one half of one percent, the Board will promptly consider initiating corrective action. If the Board believes that the extent of any deviation from a $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing shareholders, it will take such steps as it considers appropriate to eliminate or reduce these consequences to the extent reasonably practicable. Such steps may include: selling portfolio securities prior to maturity; shortening the average maturity of the portfolio; withholding or reducing dividends; or utilizing a net asset value per share determined from available market quotations. Even if these steps were taken, the Money Market Fund’s net asset value might still decline.

THE MASTER PORTFOLIOS

Net asset value (“NAV”) per share for the S&P 500 Index Fund and the LifePath Funds, as feeder funds, will reflect the NAV of their respective Master Portfolios, which is described in more detail below. NAV for a Master Portfolio is determined on each day the Master Portfolio is open for trading. The assets of each LifePath Master Portfolio consist of shares of the Underlying Funds, which are valued as described below. The NAVs of the Master Portfolios in which the S&P 500 Index Fund and the LifePath Funds invest are calculated as described below.

Securities for which the primary market is a national securities or commodities exchange or a recognized foreign securities exchange or commodities exchange will be valued at last sale prices on the principal exchange on which they are traded, or in the absence of any sale on the valuation date, at latest quoted bid prices. Securities for which the primary market is NASDAQ will be valued at the NASDAQ official closing price or, in the absence of any sale on the valuation date, at latest quoted bid prices, which will be obtained from a reputable independent pricing service. U.S. Government securities and all other securities for which current over-the-counter market quotations are readily available will be valued at latest quoted bid prices, which will be obtained from one or more reputable independent pricing services. If quoted prices are unavailable or inaccurate, market values will be determined based on quotes obtained from brokers, dealers and/or based on averages of prices obtained from reputable independent pricing services. Money market instruments and debt securities maturing in 60 days or less will be valued at amortized cost.

In calculating a Master Portfolio’s NAV, the Master Portfolio’s investments in the Underlying Funds that are ETFs are generally valued using market valuations. In the case of Underlying Funds that are not traded on an exchange, a market valuation means such fund’s published NAV.

Securities held under a repurchase agreement will be valued at a price equal to the amount of the cash investment at the time of valuation on the valuation date. The market value of the underlying securities will be determined in accordance with the above discussed valuation procedures, as appropriate, for the purpose of determining the adequacy of collateral.

In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing pursuant the pricing policy and procedures approved by the Master Fund’s Board of Trustees.

Expenses and fees, including advisory fees, are accrued daily and taken into account for the purpose of determining the value of each Master Portfolio’s interests.

New York Stock Exchange Closings. The holidays on which the New York Stock Exchange is closed currently are: New Year’s Day, Martin Luther King, Jr.’s Birthday, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

THE UNDERLYING iSHARES MSCI EMERGING MARKETS INDEX FUND

The following discussion regarding the determination of NAV relates to the Underlying iShares MSCI Emerging Markets Index Fund. Therefore, the term “Fund” refers to that fund and not to the State Farm LifePath Funds.

NAV per share for the Fund is computed by dividing the value of the net assets of such Fund (i.e., the value of its total assets less total liabilities) by the total number of iShares outstanding, rounded to the nearest cent.

Expenses and fees, including the management, administration and distribution fees, are accrued daily and taken into account for purposes of determining net asset value. The NAV of the Fund is determined as of the close of the regular trading session on the AMEX (ordinarily 4:00 p.m., Eastern time) on each day that the AMEX is open. The Company may establish additional times for the computation of NAV of the Fund in the future in connection with the possible future trading of iShares of such Fund on one or more foreign exchanges.

Portfolio securities for which market prices are readily available are valued using the official closing prices of the primary exchange on which they are traded. The methodology used to determine such closing prices varies among markets. Such prices are generally the same as those used by MSCI in calculating the benchmark indices used by the Fund. Other portfolio securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith in accordance with procedures adopted by the Company’s Board of Directors. Currency values generally are converted into U.S. dollars using the same exchange rates utilized by MSCI in the calculation of the relevant MSCI Indices (currently, exchange rates as of 4:00 p.m. London time). However, the Company may use a different rate from the rate used by MSCI in the event the adviser concludes that such rate is more appropriate. Any such use of a different rate than MSCI may adversely affect the Fund’s ability to track its benchmark MSCI Index.

THE UNDERLYING iSHARES LEHMAN U.S. AGGREGATE BOND FUND

The NAV per iShare of the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of iShares of the Fund outstanding, rounded to the nearest cent. Expenses and fees, including without limitation, the management, administration and distribution fees, are accrued daily and taken into account for purposes of determining NAV. The NAV per iShare for the Fund is calculated by Investors Bank and Trust Company and determined as of the close of the regular trading session on the AMEX (ordinarily 4:00 p.m., Eastern Time) on each day that such exchange is open.

In computing the Fund’s NAV, fixed income securities are normally valued based on information provided by the Fund’s index provider. Fixed income securities are normally valued using data that reflects quoted bond prices as of 3:00 p.m. Eastern Time, the generally observed close of the U.S. bond markets. Other portfolio securities are normally valued using market quotations. Securities for which index provider information or reliable market quotations are not readily available are valued using “fair value pricing procedures.” In these situations, a security’s value for NAV purposes is determined in good faith by BGFA in accordance with procedures adopted by the Fund’s Board. The Fund also may use fair-value pricing if the value of a security it holds is materially affected by events occurring after the generally observed close of the U.S. bond market.

ALL OTHER UNDERLYING iSHARES FUNDS

The following discussion regarding the determination of NAV relates to the Underlying iShares Funds other than the iShares MSCI Emerging Markets Index Fund and the iShares Lehman U.S. Aggregate Bond Fund. Therefore, the term “Fund” or “Funds” refers to those funds and not to the State Farm LifePath Funds.

The NAV of each Fund is computed by dividing the value of the net assets of such Fund (i.e., the value of its total assets less total liabilities) by the total number of iShares of such Fund outstanding, rounded to the nearest cent. Expenses and fees, including without limitation, the management, administration and distribution fees, are accrued daily and taken into account for purposes of determining NAV. The NAV of each Fund is calculated by Investors Bank and Trust Company and determined as of the close of the regular trading session on the AMEX (ordinarily 4:00 p.m., Eastern time) on each day that such exchange is open.

In computing a Fund’s NAV, the Fund’s securities holdings are valued based on their last quoted current price. Price information on listed securities is taken from the exchange where the security is primarily traded. Securities regularly traded in an over-the-counter market are valued at the latest quoted sales price on the primary exchange or national securities market on which such securities are traded. Securities not listed on an exchange or national securities market, or securities in which there was no last reported sales price, are valued at the most recent bid price. Other portfolio securities and assets for which market quotations are not readily available are valued based on fair value as determined in good faith by BGFA in accordance with procedures adopted by the Board of the Underlying iShares Fund.

Each Listing Exchange intends to disseminate every fifteen seconds the approximate value of the iShares of every Fund. Bloomberg will provide approximate values for those Funds on a similar basis. This approximate value should not be viewed as a “real-time” update of the NAV of any Fund, because it may not be calculated in the same manner as the NAV, which is computed once a day. The Funds are not involved in, or responsible for, the calculation or dissemination of the approximate value and make no warranty as to its accuracy.

THE UNDERLYING MONEY MARKET FUND

The following discussion regarding valuation relates to the Underlying Money Market Fund. Therefore, the term “Fund” refers to that fund and not to the State Farm LifePath Funds.

The Fund uses the amortized cost method to determine the value of its portfolio securities pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price that the Fund would receive if the security were sold. During these periods the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund that uses a method of valuation based upon market prices. Thus, during periods of declining interest rates, if the use of the amortized cost method resulted in a lower value of the Fund’s portfolio on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from investment in the Fund using solely market values, and existing Fund shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates.

Rule 2a-7 provides that in order to value its portfolio using the amortized cost method, the Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase securities having remaining maturities (as defined in Rule 2a-7) of thirteen months or less and invest only in those high-quality securities that are determined by the Board of Trustees of the underlying Money Market Fund to present minimal credit risks. The maturity of an instrument is generally deemed to be the period remaining until the date when the principal amount thereof is due or the date on which the instrument is to be redeemed. However, Rule 2a-7 provides that the maturity of an instrument may be deemed shorter in the case of certain instruments, including certain variable- and floating-rate instruments subject to demand features. Pursuant to the Rule, the Board is required to establish procedures designed to stabilize, to the extent reasonably possible, the Fund’s price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Fund’s portfolio holdings by the Board of Trustees of the underlying Money Market Fund, at such intervals as it may deem appropriate, to determine whether the Fund’s net asset value calculated by using available market quotations deviates from the $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Board of Trustees. If such deviation exceeds  1/2 of 1%, the Board will promptly consider what action, if any, will be initiated. In the event the Board determines that a deviation exists that may result in material dilution or other unfair results to shareholders, the Board will take such corrective action as it regards as necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or establishing a net asset value per share by using available market quotations.

GENERAL

Computation of NAV by the Funds, the Master Portfolios and the Underlying Funds (and the sale and redemption of fund shares) may be suspended or postponed during any period when (a) trading on the NYSE is restricted, as determined by the Commission, or the NYSE is closed for other than customary weekend and holiday closings, (b) the Commission has by order permitted such suspension, or (c) an emergency, as determined by the Commission, exists making disposal of portfolio securities or valuation of the net assets of the funds not reasonably practicable.

PURCHASE AND REDEMPTION OF FUND SHARES

Purchases of Fund shares are discussed fully in the Prospectus under the heading “Shareholder Information—How to Buy Shares.” Redemptions of Fund Shares are discussed fully in the Prospectus under the heading “Shareholder Information—How to Redeem Fund Shares.”

SPECIAL WAIVERS.    Class A and Legacy Class A shares are purchased without a sales charge in the situations specified in the Prospectus. However, in certain specific situations, redemptions of such shares within 12 months of purchase are subject to a contingent deferred sales charge of 0.50% of the lesser of the value of the shares redeemed or the total cost of the shares.

RIGHTS OF ACCUMULATION.    Each Fund offers to all qualifying investors a cumulative discount under which investors are permitted to purchase Class A and Legacy Class A shares of any Fund at the price applicable to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then current net asset value of the purchaser’s holdings of shares of any Fund. Acceptance of the purchase order is subject to confirmation of qualification. The cumulative discount may be amended or terminated at any time as to subsequent purchases.

SYSTEMATIC WITHDRAWAL PLAN.    The Systematic Withdrawal Plan (“SWP”) is designed to provide a convenient method of receiving fixed payments at regular intervals from shares deposited by the applicant under the SWP. Periodic checks of $100 or more will be sent to the applicant, or any person designated by him, monthly, quarterly or annually.

Any income dividends or capital gains distributions on shares under the SWP will be credited to the SWP account on the payment date in full and fractional shares at the net asset value per share in effect on the record date.

SWP payments are made from the proceeds of the redemption of shares deposited in a SWP account. Redemptions are potentially taxable transactions to shareholders. To the extent that such redemptions for periodic withdrawals exceed dividend income reinvested in the SWP account, such redemptions will reduce and ultimately may exhaust the number of shares deposited in the SWP account. In addition, the amounts received by a shareholder cannot be considered as an actual yield or income on his or her investment because part of such payments may be a return of his or her capital.

The SWP may be terminated at any time (1) by written notice to the Fund or from the Fund to the shareholder; (2) upon receipt by the Fund of appropriate evidence of the shareholder’s death; or (3) when all shares under the SWP have been redeemed.

SPECIAL REDEMPTIONS.    Although it would not normally do so, each Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the Board of Trustees of the Trust. When the shareholder sells portfolio securities received in this fashion, he would incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The Funds have elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which each Fund is obligated to redeem shares solely in cash up to $500,000 of the applicable Fund during any 90-day period for any one account.

APPOINTMENT OF AUTHORIZED AGENTS.    Class R-1, R-2 and R-3 shares of each Fund may be purchased or redeemed in connection with retirement plan administrative and recordkeeping services offered by one or more third party administrators designated by the Trust. The Trust authorizes third party administrators or their designees (“authorized agents”) to accept share purchase and redemption orders on its behalf. For purchase orders placed through an authorized agent, a shareholder will pay a Fund’s NAV per share next computed after the receipt by the authorized agent of such purchase order. For redemption orders placed through an authorized agent, a shareholder will receive redemption proceeds which reflect the NAV per share next computed after the receipt by the authorized agent of the redemption order. There is pending at the date of this Statement of Additional Information a rule proposal by the Commission that would require that all purchase and redemption requests be received by the Trust, its primary transfer agent or a registered clearing agency by the time of NAV calculation on a day to receive that day’s price. That proposed rule, if made effective, would require termination of the authority of those authorized agents to accept orders on behalf of the Funds.

DISTRIBUTION EXPENSES

Management Corp. serves as the principal underwriter for the Trust pursuant to a Distribution Agreement which has been approved by the Board of Trustees of the Trust. Management Corp. is a registered broker-dealer and a member of the National Association of Securities Dealers, Inc. (“NASD”). Class A, Class B, Legacy Class A, Legacy Class B, Class R-1 and Class R-2 shares of each Fund will be continuously offered and will be sold by registered representatives of Management Corp., which receives sales charges and/or distribution plan fees from these classes of Fund shares under the Distribution Agreement. Institutional Class and R-3 shares are made available for purchase by Management Corp. in circumstances specified in the prospectus for the applicable share class. Registered representatives of Management Corp. are not compensated for selling Institutional Class and R-3 shares.

Management Corp. uses the sales charges and 12b-1 distribution plan fees it collects from certain Classes of each Fund to pay cash and non-cash compensation to its registered representatives for their services. Registered representatives who sell Class A and Legacy Class A shares receive direct and indirect compensation for their services. Even though Management Corp. receives no upfront sales charge when an investor purchases Class B or Legacy Class B shares, Management Corp. pays it registered representatives the same amount for selling Class B and Legacy Class B shares as it pays those persons for selling Class A and Legacy Class A shares. In the case of Class B and Legacy Class B shares, Management Corp. finances the commissions payable to its registered representatives by paying commissions when Fund shares are sold and by using future and anticipated contingent deferred sales charges and 12b-1 distribution fees to recoup the initial commission expense. Registered representatives receive annual trailing commissions for selling all four share classes.

Management Corp.’s registered representatives are compensated differently for selling Class R-1 and R-2 shares. Whenever a registered representative’s customer purchases shares of either Class R-1 or R-2, the registered representative receives a sales commission equal to a percentage of the amount invested. The percentage varies depending upon the amount of R-1 and R-2 shares purchased and/or owned by the qualified retirement plan. Registered representatives can qualify for an additional sales commission on their sale of R-1 and R-2 shares if they annually sell more than $150,000 of R-1 and R-2 shares to their customers. Registered representatives receive annual trailing commissions with respect to their customers’ investments in Class R-1 or R-2 shares. In the case of Class R-1 and R-2, the annual trailing commissions are 0.35% and 0.20%, respectively, of the average daily net asset value invested in Fund shares in the accounts of the registered representative’s customers.

In addition to paying commissions directly to its registered representatives for selling Fund shares and for providing other shareholder services, Management Corp. may, in its discretion, pay other cash and non-cash compensation to such persons for their services, including, but not limited to, cash bonuses, prizes, awards and trips. The aggregate amount of direct and indirect compensation paid by Management Corp. to its registered representatives for selling Fund shares may, over short or extended periods of time, exceed the aggregate amount of sales charges and distribution plan fees that Management Corp. receives from the Trust.

Management Corp. bears all the expenses of providing services pursuant to the Distribution Agreement, including the payment of the expenses relating to the distribution of Prospectuses for sales purposes as well as any advertising or sales literature. The Trust bears the expenses of registering its shares with the Commission and paying the fees required to be paid by state regulatory authorities. The Distribution Agreement continues in effect for two years from initial approval and for successive one-year periods thereafter, provided that each such continuance is specifically approved (i) by vote of a majority of the Board of Trustees of the Trust, including a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party, (as the term interested person is defined in the 1940 Act); or (ii) by the vote of a majority of the outstanding voting securities of a Fund. Management Corp. is not obligated to sell any specific amount of shares of any Fund.

Management Corp.’s business and mailing address is One State Farm Plaza, Bloomington, Illinois 61710. Management Corp. was organized as a Delaware corporation in November 1996 and is a wholly-owned subsidiary of Auto Company.

Management Corp., as principal underwriter for the Funds, receives underwriting commissions from the Funds in the form of front-end sales charges and contingent deferred sales charges, and the underwriting commissions paid by the Funds to Management Corp. during the previous three calendar years are reflected in the chart below. Management Corp. sells Fund shares through its registered representatives and does not appoint other brokers or dealers to sell Fund shares. Accordingly, Management Corp. retains 100% of the underwriting commissions received from the Funds.

Underwriting Commissions Paid by the Funds to Management Corp.,

the Trust’s Distributor and Principal Underwriter

Calendar Year	Fund	Front-End Sales Charges	Compensation on Redemption or Repurchase (Contingent Deferred Sales Charges)	Aggregate Underwriting Commissions (Front End Sales Charges plus Contingent Deferred Sales Charges)	Aggregate Underwriting Commissions Retained by Management Corp.
2004	Equity Fund	$583,153	$61,083	$644,236	$644,236
2005	Equity Fund	390,191	78,860	469,051	469,051
2006	Equity Fund	397,460	73,324	470,784	470,784
2004	Small/Mid Cap Equity Fund	267,999	28,871	296,870	296,870
2005	Small/Mid Cap Equity Fund	171,036	32,683	203,719	203,719
2006	Small/Mid Cap Equity Fund	175,653	102,154	277,807	277,807
2004	International Equity Fund	119,668	8,365	128,033	128,033
2005	International Equity Fund	118,913	9,800	128,713	128,713
2006	International Equity Fund	174,285	14,804	189,089	189,089
2004	S&P 500 Index Fund	2,284,184	171,770	2,455,955	2,455,955
2005	S&P 500 Index Fund	1,553,861	210,743	1,764,604	1,764,604
2006	S&P 500 Index Fund	1,350,204	235,527	1,585,731	1,585,731
2004	Small Cap Index Fund	779,673	50,190	829,863	829,863
2005	Small Cap Index Fund	582,074	71,734	653,808	653,808
2006	Small Cap Index Fund	593,491	78,453	671,944	671,944
2004	International Index Fund	348,741	14,996	363,737	363,737
2005	International Index Fund	465,999	29,001	495,000	495,000
2006	International Index Fund	507,182	33,505	540,687	540,687
2004	Equity and Bond Fund	530,565	68,529	599,093	599,093
2005	Equity and Bond Fund	355,791	69,851	425,642	425,642
2006	Equity and Bond Fund	319,245	79,295	398,540	398,540
2004	Bond Fund	780,486	79,354	859,840	859,840
2005	Bond Fund	637,613	91,017	728,630	728,630
2006	Bond Fund	445,101	108,601	553,702	553,702

Calendar Year	Fund	Front-End Sales Charges	Compensation on Redemption or Repurchase (Contingent Deferred Sales Charges)	Aggregate Underwriting Commissions (Front End Sales Charges plus Contingent Deferred Sales Charges)	Aggregate Underwriting Commissions Retained by Management Corp.
2004	Tax Advantaged Bond Fund	$146,129	$23,307	$169,436	$169,436
2005	Tax Advantaged Bond Fund	134,139	18,313	152,452	152,452
2006	Tax Advantaged Bond Fund	78,136	15,684	93,820	93,820
2004	Money Market Fund	506	8,463	8,969	8,969
2005	Money Market Fund	467	7,470	7,937	7,937
2006	Money Market Fund	165	12,681	12,846	12,846
2004	Lifepath Income Fund	751,894	18,775	770,670	770,670
2005	Lifepath Income Fund	646,606	35,223	681,829	681,829
2006	Lifepath Income Fund	698,199	38,874	737,073	737,073
2004	Lifepath 2010 Fund	1,822,333	34,190	1,856,523	1,856,523
2005	Lifepath 2010 Fund	1,743,477	70,423	1,813,900	1,813,900
2006	Lifepath 2010 Fund	2,091,124	89,163	2,180,286	2,180,286
2004	Lifepath 2020 Fund	2,567,237	56,028	2,623,265	2,623,265
2005	Lifepath 2020 Fund	2,847,755	93,271	2,941,026	2,941,026
2006	Lifepath 2020 Fund	4,207,371	157,890	4,365,260	4,365,260
2004	Lifepath 2030 Fund	1,588,911	45,399	1,634,310	1,634,310
2005	Lifepath 2030 Fund	2,061,227	66,460	2,127,687	2,127,687
2006	Lifepath 2030 Fund	3,537,597	118,627	3,656,224	3,656,224
2004	Lifepath 2040 Fund	934,954	29,335	964,289	964,289
2005	Lifepath 2040 Fund	1,396,794	50,575	1,447,369	1,447,369
2006	Lifepath 2040 Fund	2,668,472	95,357	2,763,829	2,763,829

Other than the compensation described in the table above, Management Corp. received no other compensation, such as brokerage commissions, from the Funds during the calendar year ended December 31, 2006.

DISTRIBUTION PLANS

State Farm Mutual Fund Trust has adopted a distribution and service plan (the “Plan”) for Class A, Class B, Legacy Class A, Legacy Class B, Class R-1 and Class R-2 shares of each Fund, in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rule of the NASD regarding asset based sales charges. The Trust has also entered into a Shareholder Services Agreement with the Manager for Class A, Class B, Legacy Class A, Legacy Class B, Institutional Class, Class R-1, Class R-2 and Class R-3 shares of each Fund.

Pursuant to the Plan, each Fund will pay Management Corp. a 12b-1 distribution and service fee equal to the amounts specified in the Trust’s Prospectuses.

The 12b-1 distribution and service expenses of a fund pursuant to the Plan are accrued on a fiscal year basis. The purpose of the 12b-1 distribution and service fee is to compensate Management Corp. for its expenses in financing ongoing services to shareholders and any activity primarily intended to result in the sale of Fund shares. Management Corp. pays commissions to registered representatives as well as reimbursement of expenses of printing prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution related expenses, including without limitation, the cost necessary to provide distribution-related services, or personnel, travel, office expenses and equipment.

In accordance with the terms of the Plan, Management Corp. will provide to each Fund, for review by the Board of Trustees, a quarterly written report of the amounts expended under the Plan and the purpose for which such expenditures were made. Each quarter, the Board of Trustees will review the level of compensation the Plan provide in considering the continued appropriateness of the Plan.

The Plan was adopted by a majority vote of the Board of Trustees, including at least a majority of Trustees who are not, and were not at the time they voted, interested persons of the Fund as defined in the 1940 Act and do not and did not have any direct or indirect financial interest in the operation of the Plan, cast in person at a meeting called for the purpose of voting on the Plan. In approving the Plan, the Trustees identified and considered a number of potential benefits which the Plan may provide. The Board of Trustees believes that there is a reasonable likelihood that the Plan will benefit each Fund and its current and future shareholders. Under its terms, the Plan remains in effect from year to year, provided such continuance is approved annually by vote of the Board of Trustees in the manner described above. The Plan may not be amended to increase materially the amount to be spent for distribution without approval of the shareholders of the Fund affected thereby, and material amendments to the Plan must also be approved by the Board of Trustees in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the Board of Trustees who are not interested persons of the Fund and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund affected thereby. The Plan will automatically terminate in the event of its assignment (as defined in the 1940 Act).

The anticipated benefits to the Funds and their shareholders that may result from the Plan are as follows. First, the Plan allows more flexibility to the prospective shareholder in choosing how to pay sales loads. Second, it provides an attractive compensation package for the sales force to sell the Funds which is necessary to attract assets. Third, the Plan provides an incentive for the sales force to provide a higher level of service and compensate them accordingly. This in turn should lead to improved retention and a higher amount of assets, which in turn will benefit all shareholders by lowering costs per share in the future.

The Funds also will compensate the Manager under the Shareholder Services Agreement for account maintenance and personal services provided to Class A, Class B, Legacy Class A, Legacy Class B, Institutional Class, Class R-1, Class R-2, and Class R-3 shareholders. The expenses of a class of shares of a Fund under the Shareholder Services Agreement are accrued on a fiscal year basis and equal the following percentages of the average daily net assets of the specified classes of the Funds:

	Shareholder Servicing Fee
	Class A	Class B	Legacy Class A	Legacy Class B	Institutional Class
All Funds	0.25%	0.25%	0.25%	0.25%	0.25%

R-Shares of each Fund, including the R-Shares of the Equity and Bond Fund, shall pay the Manager for each month a shareholder service fee at an annual rate the amount of which is reflected in the schedule below and which depends on the total amount of net assets invested in R-Shares of all Funds on the close of the first business day of December in the previous calendar year:

Total Amount of Net Asset Invested in R-Shares of all Funds as of the First Business Day in December in the Previous Calendar Year	Percentage Charged as a Shareholder Servicing Fee to Each R-Share Class of Each Fund in the Subsequent Calendar Year
Less than $1 Billion	0.3200%
$1-2 Billion	0.3060%
$2-3 Billion	0.2907%
$3-4 Billion	0.2846%
$4-5 Billion	0.2813%
More than $5 Billion	0.2800%

The tables below reflect the 12b-1 payments made by Class A, Legacy Class A, Class B, Legacy Class B, Class R-1 and Class R-2 of the Funds to Management Corp., and the amount of distribution expenses incurred by Management Corp. Under the Plan, the Funds make 12b-1 payments to Management Corp. only if Management Corp. has incurred distribution or service expenses. The Funds may make 12b-1 payments to Management Corp. to reimburse Management Corp. for distribution or service expenses it incurred in prior periods.

State Farm Mutual Fund Trust

Class A 12b-1 Distribution Plan Report

for

Period Ending December 31, 2006

			Equity Fund	Small/Mid Cap Equity Fund	International Equity Fund	S&P Index Fund	Small Cap Index Fund	International Index Fund	Equity & Bond Fund	Bond Fund
1)	Payments made by Fund to SFVPMC under Rule 12b-1		$9,426	$17,246	$18,076	$24,917	$20,453	$21,085	$19,218	$12,673

2)	Distribution Expenses paid by SFVPMC:
	a)	Commissions and Other Payments to Registered Representatives	$—	$—	$—	$—	$—	$—	$—	$—
	b)	Employee Salary, Benefits, and Overhead Costs	$33,488	$61,266	$64,215	$88,519	$72,661	$74,906	$68,272	$45,020
	c)	Preparation & Mailing of:
		Advertising and Marketing Costs	$4,499	$8,231	$8,627	$11,892	$9,762	$10,063	$9,172	$6,048
		Prospectus Costs	$331	$605	$634	$874	$717	$740	$674	$445

3)	Total Distribution Expenses		$38,318	$70,102	$73,476	$101,285	$83,140	$85,709	$78,118	$51,513

4)	Excess of Total Distribution Expenses over payments made by Fund under Rule 12b-1 for the quarter		$28,891	$52,857	$55,401	$76,368	$62,687	$64,624	$58,901	$38,840

5)	Cumulative Excess of Total Distribution Expenses over payments made by Fund under Rule 12b-1		$28,891	$52,857	$55,401	$76,368	$62,687	$64,624	$58,901	$38,840

			Tax Adv. Bond Fund	Money Market Fund	LifePath Inc Fund	LifePath 2010 Fund	LifePath 2020 Fund	LifePath 2030 Fund	LifePath 2040 Fund	Grand Total
1)	Payments made by Fund to SFVPMC under Rule 12b-1		$7,288	$9,646	$9,110	$27,196	$41,017	$34,835	$24,127	$296,314

2)	Distribution Expenses paid by SFVPMC:
	a)	Commissions and Other Payments to Registered Representatives	$6,059	$20,071	$—	$—	$—	$—	$—	$26,130
	b)	Employee Salary, Benefits, and Overhead Costs	$25,892	$57,115	$32,366	$96,616	$145,716	$123,755	$85,713	$1,075,520
	c)	Preparation & Mailing of:
		Advertising and Marketing Costs	$3,478	$7,673	$4,348	$12,980	$19,576	$16,626	$11,515	$144,492
		Prospectus Costs	$256	$564	$320	$954	$1,439	$1,222	$846	$10,619

3)	Total Distribution Expenses		$35,685	$85,423	$37,034	$110,550	$166,731	$141,602	$98,075	$1,256,761

4)	Excess of Total Distribution Expenses over payments made by Fund under Rule 12b-1 for the quarter		$28,396	$75,777	$27,923	$83,354	$125,714	$106,767	$73,948	$960,447

5)	Cumulative Excess of Total Distribution Expenses over payments made by Fund under Rule 12b-1		$28,396	$75,777	$27,923	$83,354	$125,714	$106,767	$73,948	$960,447

State Farm Mutual Fund Trust

Legacy Class A 12b-1 Distribution Plan Report

for

Period Ending December 31, 2006

			Equity Fund	Small/Mid Cap Equity Fund	International Equity Fund	S&P Index Fund	Small Cap Index Fund	International Index Fund	Equity & Bond Fund	Bond Fund
1)	Payments made by Fund to SFVPMC under Rule 12b-1		$263,679	$172,396	$127,790	$885,649	$437,679	$274,023	$267,478	$317,954

2)	Distribution Expenses paid by SFVPMC:
	a)	Commissions and Other Payments to Registered Representatives	$278,887	$172,202	$115,873	$950,429	$442,185	$248,275	$281,987	$333,402
	b)	Employee Salary, Benefits, and Overhead Costs	$639,033	$417,808	$309,702	$2,146,396	$1,060,728	$664,103	$648,239	$770,571
	c)	Preparation & Mailing of:
		Advertising and Marketing Costs	$85,852	$56,131	$41,607	$288,361	$142,505	$89,220	$87,089	$103,523
		Prospectus Costs	$6,309	$4,125	$3,058	$21,192	$10,473	$6,557	$6,400	$7,608

3)	Total Distribution Expenses		$1,010,081	$650,266	$470,240	$3,406,378	$1,655,891	$1,008,154	$1,023,715	$1,215,104

4)	Excess of Total Distribution Expenses over payments made by Fund under Rule 12b-1 for the quarter		$746,402	$477,870	$342,450	$2,520,729	$1,218,211	$734,131	$756,237	$897,150

5)	Cumulative Excess of Total Distribution Expenses over payments made by Fund under Rule 12b-1		$2,781,227	$2,755,837	$1,934,586	$7,827,039	$4,430,502	$2,584,197	$3,902,990	$3,922,888

			Tax Adv. Bond Fund	Money Market Fund	LifePath Inc Fund	LifePath 2010 Fund	LifePath 2020 Fund	LifePath 2030 Fund	LifePath 2040 Fund	Grand Total
1)	Payments made by Fund to SFVPMC under Rule 12b-1		$170,687	$117,994	$274,633	$626,935	$960,797	$628,008	$412,831	$5,938,534

2)	Distribution Expenses paid by SFVPMC:
	a)	Commissions and Other Payments to Registered Representatives	$183,544	$242,722	$292,522	$516,439	$697,607	$324,388	$159,360	$5,239,820
	b)	Employee Salary, Benefits, and Overhead Costs	$413,666	$476,605	$665,580	$1,519,394	$2,328,519	$1,521,996	$1,000,506	$14,582,847
	c)	Preparation & Mailing of:
		Advertising and Marketing Costs	$55,575	$64,030	$89,418	$204,125	$312,828	$204,475	$134,414	$1,959,153
		Prospectus Costs	$4,084	$4,706	$6,572	$15,002	$22,990	$15,027	$9,878	$143,983

3)	Total Distribution Expenses		$656,869	$788,063	$1,054,092	$2,254,961	$3,361,944	$2,065,886	$1,304,159	$21,925,803

4)	Excess of Total Distribution Expenses over payments made by Fund under Rule 12b-1 for the quarter		$486,182	$670,068	$779,459	$1,628,026	$2,401,147	$1,437,877	$891,329	$15,987,269

5)	Cumulative Excess of Total Distribution Expenses over payments made by Fund under Rule 12b-1		$3,229,138	$2,870,078	$1,430,162	$2,727,130	$3,796,862	$2,212,478	$1,329,050	$47,734,165

State Farm Mutual Fund Trust

Class B 12b-1 Distribution Plan Report

for

Period Ending December 31, 2006

			Equity Fund	Small/Mid Cap Equity Fund	International Equity Fund	S&P Index Fund	Small Cap Index Fund	International Index Fund	Equity & Bond Fund	Bond Fund
1)	Payments made by Fund to SFVPMC under Rule 12b-1		$21,569	$48,753	$50,860	$54,296	$50,314	$52,099	$52,534	$22,973

2)	Distribution Expenses paid by SFVPMC:
	a)	Commissions and Other Payments to Registered Representatives	$12,335	$17,741	$19,891	$37,085	$26,056	$26,074	$20,145	$17,281
	b)	Employee Salary, Benefits, and Overhead Costs	$20,165	$45,578	$47,549	$50,761	$47,038	$48,706	$49,113	$31,390
	c)	Preparation & Mailing of:
		Advertising and Marketing Costs	$3,431	$7,756	$8,091	$8,638	$8,004	$8,288	$8,358	$4,217
		Prospectus Costs	$252	$570	$595	$635	$588	$609	$614	$310

3)	Total Distribution Expenses		$36,183	$71,646	$76,126	$97,119	$81,687	$83,678	$78,229	$53,198

4)	Excess of Total Distribution Expenses over payments made by Fund under Rule 12b-1 for the quarter		$14,614	$22,893	$25,266	$42,823	$31,373	$31,580	$25,696	$30,224

5)	Cumulative Excess of Total Distribution Expenses over payments made by Fund under Rule 12b-1		$14,614	$22,893	$25,266	$42,823	$31,373	$31,580	$25,696	$30,224

			Tax Adv. Bond Fund	Money Market Fund	LifePath Inc Fund	LifePath 2010 Fund	LifePath 2020 Fund	LifePath 2030 Fund	LifePath 2040 Fund	Grand Total
1)	Payments made by Fund to SFVPMC under Rule 12b-1		$14,784	$9,415	$1,721	$4,294	$11,322	$11,419	$10,284	$416,635

2)	Distribution Expenses paid by SFVPMC:
	a)	Commissions and Other Payments to Registered Representatives	$7,852	$4,637	$6,118	$24,775	$77,036	$80,392	$75,926	$453,346
	b)	Employee Salary, Benefits, and Overhead Costs	$20,201	$15,204	$1,609	$4,015	$10,584	$10,675	$9,614	$412,199
	c)	Preparation & Mailing of:
		Advertising and Marketing Costs	$2,714	$2,043	$274	$683	$1,801	$1,817	$1,636	$67,752
		Prospectus Costs	$199	$150	$20	$50	$132	$134	$120	$4,979

3)	Total Distribution Expenses		$30,966	$22,034	$8,021	$29,523	$89,554	$93,017	$87,296	$938,277

4)	Excess of Total Distribution Expenses over payments made by Fund under Rule 12b-1 for the quarter		$16,182	$12,618	$6,300	$25,229	$78,233	$81,599	$77,013	$521,641

5)	Cumulative Excess of Total Distribution Expenses over payments made by Fund under Rule 12b-1		$16,182	$12,618	$6,300	$25,229	$78,233	$81,599	$77,013	$521,641

State Farm Mutual Fund Trust

Legacy Class B 12b-1 Distribution Plan Report

for

Period Ending December 31, 2006

			Equity Fund	Small/Mid Cap Equity Fund	International Equity Fund	S&P Index Fund	Small Cap Index Fund	International Index Fund	Equity & Bond Fund	Bond Fund
1)	Payments made by Fund to SFVPMC under Rule 12b-1		$279,203	$197,668	$156,559	$893,032	$453,386	$269,231	$355,675	$353,047

2)	Distribution Expenses paid by SFVPMC:
	a)	Commissions and Other Payments to Registered Representatives	$152,107	$25,327	$75,721	$526,695	$254,251	$168,578	$168,559	$131,084
	b)	Employee Salary, Benefits, and Overhead Costs	$260,253	$184,251	$145,933	$832,419	$422,613	$250,957	$331,534	$329,085
	c)	Preparation & Mailing of:
		Advertising and Marketing Costs	$34,964	$24,753	$19,606	$111,832	$56,777	$33,715	$44,540	$44,211
		Prospectus Costs	$2,570	$1,819	$1,441	$8,219	$4,173	$2,478	$3,273	$3,249

3)	Total Distribution Expenses		$449,893	$236,151	$242,700	$1,479,165	$737,813	$455,728	$547,907	$507,629

4)	Excess of Total Distribution Expenses over payments made by Fund under Rule 12b-1 for the quarter		$170,690	$38,484	$86,141	$586,133	$284,427	$186,497	$192,232	$154,582

5)	Cumulative Excess of Total Distribution Expenses over payments made by Fund under Rule 12b-1		$1,319,695	$1,823,492	$1,456,862	$4,037,827	$2,685,572	$1,768,961	$2,508,760	$1,934,487

			Tax Adv. Bond Fund	Money Market Fund	LifePath Inc Fund	LifePath 2010 Fund	LifePath 2020 Fund	LifePath 2030 Fund	LifePath 2040 Fund	Grand Total
1)	Payments made by Fund to SFVPMC under Rule 12b-1		$188,222	$26,024	$76,704	$297,485	$542,532	$419,119	$287,974	$4,795,862

2)	Distribution Expenses paid by SFVPMC:
	a)	Commissions and Other Payments to Registered Representatives	$55,147	$36	$40,627	$229,545	$502,854	$428,075	$338,256	$3,096,861
	b)	Employee Salary, Benefits, and Overhead Costs	$175,446	$28,668	$71,498	$277,294	$505,709	$390,672	$268,428	$4,474,760
	c)	Preparation & Mailing of:
		Advertising and Marketing Costs	$23,571	$3,851	$9,606	$37,253	$67,940	$52,485	$36,062	$601,168
		Prospectus Costs	$1,732	$283	$706	$2,738	$4,993	$3,857	$2,650	$44,181

3)	Total Distribution Expenses		$255,897	$32,838	$122,436	$546,830	$1,081,496	$875,090	$645,397	$8,216,970

4)	Excess of Total Distribution Expenses over payments made by Fund under Rule 12b-1 for the quarter		$67,675	$6,814	$45,732	$249,345	$538,964	$455,970	$357,422	$3,421,107

5)	Cumulative Excess of Total Distribution Expenses over payments made by Fund under Rule 12b-1		$1,940,412	$352,811	$231,365	$1,005,686	$1,870,375	$1,453,351	$998,085	$25,387,743

State Farm Mutual Fund Trust

Class R1 12b-1 Distribution Plan Report

for

Period Ending December 31, 2006

			Equity Fund	Small/Mid Cap Equity Fund	International Equity Fund	S&P Index Fund	Small Cap Index Fund	International Index Fund	Equity & Bond Fund	Bond Fund
1)	Payments made by Fund to SFVPMC under Rule 12b-1		$9,731	$9,285	$9,786	$22,352	$13,020	$12,407	$9,166	$9,736

2)	Distribution Expenses paid by SFVPMC:
	a)	Commissions and Other Payments to Registered Representatives	$7,353	$6,234	$6,339	$22,317	$11,074	$9,977	$6,740	$8,140
	b)	Employee Salary, Benefits, and Overhead Costs	$11,792	$11,251	$11,858	$27,086	$15,777	$15,034	$11,107	$11,797
	c)	Preparation & Mailing of:
		Advertising and Marketing Costs	$1,584	$1,511	$1,593	$3,639	$2,120	$2,020	$1,492	$1,585
		Prospectus Costs	$116	$111	$117	$267	$156	$148	$110	$116

3)	Total Distribution Expenses		$20,846	$19,108	$19,907	$53,309	$29,126	$27,179	$19,449	$21,639

4)	Excess of Total Distribution Expenses over payments made by Fund under Rule 12b-1 for the quarter		$11,114	$9,823	$10,122	$30,957	$16,106	$14,773	$10,283	$11,903

5)	Cumulative Excess of Total Distribution Expenses over payments made by Fund under Rule 12b-1		$21,094	$19,782	$19,957	$53,957	$29,541	$26,239	$19,724	$22,933

			Tax Adv. Bond Fund	Money Market Fund	LifePath Inc Fund	LifePath 2010 Fund	LifePath 2020 Fund	LifePath 2030 Fund	LifePath 2040 Fund	Grand Total
1)	Payments made by Fund to SFVPMC under Rule 12b-1		n/a	$14,164	$5,485	$13,102	$19,193	$18,251	$17,413	$183,089

2)	Distribution Expenses paid by SFVPMC:
	a)	Commissions and Other Payments to Registered Representatives	n/a	$10,004	$5,619	$14,682	$23,294	$22,640	$21,105	$175,518
	b)	Employee Salary, Benefits, and Overhead Costs	n/a	$21,454	$6,647	$15,877	$23,257	$22,115	$21,100	$226,153
	c)	Preparation & Mailing of:
		Advertising and Marketing Costs	n/a	$2,882	$893	$2,133	$3,125	$2,971	$2,835	$30,383
		Prospectus Costs	n/a	$212	$66	$157	$230	$218	$208	$2,233

3)	Total Distribution Expenses		n/a	$34,552	$13,225	$32,848	$49,905	$47,945	$45,248	$434,286

4)	Excess of Total Distribution Expenses over payments made by Fund under Rule 12b-1 for the quarter		n/a	$20,388	$7,739	$19,746	$30,712	$29,694	$27,835	$251,197

5)	Cumulative Excess of Total Distribution Expenses over payments made by Fund under Rule 12b-1		n/a	$31,075	$12,929	$30,667	$50,709	$45,178	$41,484	$425,269

State Farm Mutual Fund Trust

Class R2 12b-1 Distribution Plan Report

for

Period Ending December 31, 2006

			Equity Fund	Small/Mid Cap Equity Fund	International Equity Fund	S&P Index Fund	Small Cap Index Fund	International Index Fund	Equity & Bond Fund	Bond Fund
1)	Payments made by Fund to SFVPMC under Rule 12b-1		$7,392	$4,610	$5,577	$14,466	$7,881	$7,865	$3,996	$6,201

2)	Distribution Expenses paid by SFVPMC:
	a)	Commissions and Other Payments to Registered Representatives	$8,315	$4,330	$5,233	$17,661	$10,687	$8,598	$3,404	$6,957
	b)	Employee Salary, Benefits, and Overhead Costs	$14,929	$9,310	$11,263	$29,216	$15,916	$15,885	$8,070	$12,523
	c)	Preparation & Mailing of:
		Advertising and Marketing Costs	$2,006	$1,251	$1,513	$3,925	$2,138	$2,134	$1,084	$1,682
		Prospectus Costs	$147	$92	$111	$288	$157	$157	$80	$124

3)	Total Distribution Expenses		$25,397	$14,983	$18,120	$51,091	$28,898	$26,774	$12,637	$21,286

4)	Excess of Total Distribution Expenses over payments made by Fund under Rule 12b-1 for the quarter		$18,005	$10,373	$12,543	$36,625	$21,018	$18,908	$8,641	$15,086

5)	Cumulative Excess of Total Distribution Expenses over payments made by Fund under Rule 12b-1		$31,714	$21,732	$23,960	$59,576	$33,053	$32,072	$18,033	$27,143

			Tax Adv. Bond Fund	Money Market Fund	LifePath Inc Fund	LifePath 2010 Fund	LifePath 2020 Fund	LifePath 2030 Fund	LifePath 2040 Fund	Grand Total
1)	Payments made by Fund to SFVPMC under Rule 12b-1		n/a	$6,598	$2,580	$6,096	$10,679	$9,546	$9,556	$103,043

2)	Distribution Expenses paid by SFVPMC:
	a)	Commissions and Other Payments to Registered Representatives	n/a	$7,769	$3,614	$9,035	$15,065	$15,313	$15,547	$131,529
	b)	Employee Salary, Benefits, and Overhead Costs	n/a	$19,989	$5,211	$12,313	$21,568	$19,279	$19,300	$214,770
	c)	Preparation & Mailing of:
		Advertising and Marketing Costs	n/a	$2,685	$700	$1,654	$2,898	$2,590	$2,593	$28,854
		Prospectus Costs	n/a	$197	$51	$122	$213	$190	$191	$2,121

3)	Total Distribution Expenses		n/a	$30,641	$9,577	$23,124	$39,743	$37,372	$37,630	$377,273

4)	Excess of Total Distribution Expenses over payments made by Fund under Rule 12b-1 for the quarter		n/a	$24,043	$6,996	$17,028	$29,064	$27,826	$28,074	$274,230

5)	Cumulative Excess of Total Distribution Expenses over payments made by Fund under Rule 12b-1		n/a	$39,313	$10,699	$22,854	$38,654	$35,489	$36,339	$430,631

OTHER SERVICE PROVIDERS

CUSTODIANS

JPMorgan Chase Bank, North American Insurance Securities Services, 3 Chase MetroTech Center, 6th Floor, Brooklyn, New York 11245 (“JPMorgan Chase”), acts as custodian of the assets of each Fund, except the International Index Fund, the International Equity Fund and the LifePath Funds. Investors Bank and Trust Company, 200 Clarendon Street, Boston, Massachusetts 02116 (“IBT”), is the Trust’s custodian for the International Index Fund, the LifePath Funds and the International Equity Fund.

JPMorgan Chase and IBT (the “custodians”) may hold securities of the Funds in amounts sufficient to cover put and call options written on futures contracts in a segregated account by transferring (upon the Trust’s instructions) assets from a Fund’s general (regular) custody account. The custodians also will hold certain assets of certain of the Funds or Master Portfolios constituting margin deposits with respect to financial futures contracts at the disposal of FCMs through which such transactions are effected. The Manager performs fund accounting services, including the valuation of portfolio securities and the calculation of net asset value, for each Fund other than the International Equity Fund and the International Index Fund. IBT performs fund accounting services for these Funds.

TRANSFER AGENT

The Transfer Agent Agreement between the Trust and the Manager appoints the Manager as the Funds’ transfer agent and dividend disbursing agent. Under the terms of the agreement, the Manager: (1) prepares and mails transaction confirmations, annual records of investments and tax information statements; (2) effects transfers of Fund shares; (3) prepares annual shareowner meeting lists; (4) prepares, mails and tabulates proxies; (5) mails shareowner reports; and (6) disburses dividend and capital gains distributions. The Manager does not receive a fee under the Transfer Agent Agreement with the Trust, but the Manager does receive compensation for performing similar services under the Shareholder Services Agreement, which is discussed in this SAI. The Manager has delegated the responsibility to perform some of its transfer agency services to DST.

IBT acts as transfer agent and dividend disbursing agent for the Master Portfolios.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Funds’ independent registered public accounting firm is Ernst & Young LLP, 233 South Wacker Drive, Chicago, Illinois 60606. The firm audits each Fund’s annual financial statements, reviews certain regulatory reports and each Fund’s federal income tax returns, and performs other professional accounting, auditing, tax and advisory services when engaged to do so by the Committee of Independent Trustees.

TAXES

The following information supplements and should be read in conjunction with the section in each Prospectus entitled “Taxes.” The Prospectus generally describes the United States federal income tax treatment of distributions by the Funds. This section of the SAI provides additional information concerning federal income taxes. It is based on the Internal Revenue Code (the “Code”), applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. The following discussion does not address any state, local or foreign tax matters.

A shareholder’s tax treatment may vary depending upon his or her particular situation. This discussion only applies to shareholders holding Fund shares as capital assets within the meaning the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Fund shares through tax-advantaged accounts (such as 401(k) Plan Accounts or Individual Retirement Accounts), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither a citizen nor resident of the United States, shareholders holding Fund shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the federal alternative minimum tax.

The Trust has not requested and will not request an advance ruling from the Internal Revenue Service (the “IRS”) as to the federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the foregoing discussion and the discussions in the Prospectus applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult with their own tax advisors as to the particular federal tax consequences to them of an investment in a Fund, as well as the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

Qualification as a Regulated Investment Company. It is intended that each Fund and Underlying Fund (each, a “RIC”) qualify as a “regulated investment company” under Subchapter M of the Code, as long as such qualification is in the best interests of the RIC’s shareholders. Each RIC will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will apply separately to each RIC, even though each RIC is a series of a trust. Furthermore, each RIC will separately determine its income, gains and expenses for federal income tax purposes.

In order to qualify as a regulated investment company under the Code, each RIC must, among other things, derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, certain securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts), and net income derived from interests in “qualified publicly traded partnerships” as defined in the Code. Pursuant to future regulations, the IRS may limit qualifying income from foreign currency gains to the amount of such currency gains that are directly related to a regulated investment company’s principal business of investing in stock or securities. Each RIC must also diversify its holdings so that, at the end of each quarter of the taxable year: (i) at least 50% of the fair market value of its total assets consists of (A) cash and cash items, government securities and securities of other regulated investment companies, and (B) securities of any one issuer (other than those described in clause (A)) to the extent the value of such securities does not exceed 5% of the value of the RIC’s total assets and to the extent such securities do not exceed 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the RIC’s total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), or of two or more issuers the RIC controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. The qualifying income and diversification requirements applicable to a RIC may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.

In addition, each RIC generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes its ordinary income and net short-term capital gain, as well as 90% of its net tax-exempt income earned in each taxable year. A RIC generally will not be subject to federal income tax on the investment company taxable income and net capital gain it distributes to its shareholders. For this purpose, a RIC generally must make the distributions in the same year that it realizes the income and gain. However, in certain circumstances, a RIC may make the distributions in the following taxable year. Furthermore, if a RIC declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, the RIC and its shareholders will be treated as if the RIC paid the distribution by December 31 of the first taxable year. Each RIC intends to distribute its net income and gain in a timely manner to maintain its status as a regulated investment company and eliminate RIC-level federal income taxation of such income and gain. However, no assurance can be given that a RIC will not be subject to federal income taxation.

If a RIC failed to qualify as a regulated investment company for federal income tax purposes or failed to satisfy the 90% distribution requirement in any taxable year, the RIC would be taxed in the same manner as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and distributions to shareholders would not be deductible by the RIC in computing its taxable income. Additionally, all distributions out of earnings and profits would be taxed to shareholders as ordinary dividend income. Such distributions generally would be eligible (i) to be treated as “qualified dividend income” as discussed below (see “Federal Income Tax Rates”) in the case of noncorporate shareholders and (ii) for the dividends received deduction under Section 243 of the Code in the case of corporate shareholders.

Excise Tax. A 4% nondeductible excise tax will be imposed on each RIC’s net income and gains (other than to the extent of its tax-exempt interest income, if any) to the extent it fails to distribute during each calendar year at least 98% of its ordinary income (excluding capital gains and losses), at least 98% of its capital gain net income (adjusted for ordinary losses) for the 12 month period ending on October 31, and all of its ordinary income and capital gains from previous years that were not distributed during such years. Pursuant to an available election, each RIC may use the 12 month period ending on the last day of its taxable year for purposes of determining its capital gain net income. Each RIC intends to actually or be deemed to distribute substantially all of its net income and gains, if any, by the end of each calendar year and, thus, expects to owe little, if any, excise tax. However, no assurance can be given that a RIC will not be subject to the excise tax.

Capital Loss Carry-Forwards. A RIC is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A RIC’s capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to RIC-level federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the RICs do not expect to distribute such capital gains. The RICs cannot carry back or carry forward any net operating losses.

Equalization Accounting. Each RIC may use the so-called “equalization method” of accounting to allocate a portion of its “earnings and profits,” which generally equals a RIC’s undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a RIC to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a RICs’s total returns, it may reduce the amount that the RIC would otherwise distribute to continuing shareholders by reducing the effect of purchases and redemptions of RIC shares on RIC distributions to shareholders. However, the IRS may not have expressly sanctioned the equalization accounting method used by the RICs, and thus the use of this method may be subject to IRS scrutiny.

Investment through Master Portfolios. A Fund may seek to continue to qualify as a regulated investment company by investing its assets in a corresponding Master Portfolio. Each Master Portfolio will be treated as a non-publicly traded partnership (or, in the event that a Fund is the sole investor in the corresponding Master Portfolio, will be disregarded as a separate entity from the Fund) for federal income tax purposes rather than as a regulated investment company or a corporation under the Code. Under the rules applicable to a non-publicly traded partnership (or disregarded entity), a proportionate share of any interest, dividends, gains and losses of a Master Portfolio will be deemed to have been realized (i.e., “passed-through”) to its investors, including the corresponding Fund, regardless of whether any amounts are actually distributed by the Master Portfolio. Each investor in a Master Portfolio will be taxed on such share, as determined in accordance with the governing instruments of the particular Master Portfolio, the Code and Treasury Regulations, in determining such investor’s federal income tax liability. Therefore, to the extent that a Master Portfolio were to recognize but not distribute any income or gains, the corresponding Fund would be deemed to have realized its proportionate share of such income or gains without receipt of any corresponding distribution. However, each of the Master Portfolios will seek to minimize recognition by its investors (such as a corresponding Fund) of income and gains without a corresponding distribution. Furthermore, it is intended that each Master Portfolio’s assets, income and distributions will be managed in such a way that an investor in a Master Portfolio will be able to continue to qualify as a regulated investment company by investing its assets through the Master Portfolio.

Taxation of Fund Investments. In this section, all references to a Fund include, if applicable, an Underlying Fund or a Master Portfolio. In general, if a Fund realizes gains or losses on the sale of portfolio securities, such gains or losses will be capital gains or losses, and long-term capital gains or losses if the Fund has held the disposed securities for more than one year at the time of disposition.

If a Fund purchases a debt obligation with original issue discount, generally at an issue price less than its principal amount (“OID”), such as a zero-coupon bond, the Fund may be required to annually include in its taxable income a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes. Gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased by a Fund at a market discount, generally at a price less than its principal amount, generally will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation. A Fund generally will be required to make distributions to shareholders representing the OID and, if an election is made, accrued market discount on debt securities that is currently includible in income, even though the cash representing such income may not have been received by the Fund. Cash to pay such distributions may be obtained from sales proceeds of securities held by a Fund.

If an option granted by a Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some capital losses may be deferred if they result from a position that is part of a “straddle,” discussed below. If securities are sold by a Fund pursuant to the exercise of a call option granted by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased.

Some regulated futures contracts, certain foreign currency contracts, and non-equity, listed options used by a Fund will be deemed “Section 1256 contracts.” A Fund will be required to “mark to market” any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the “mark-to-market” rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss. As stated below, gain or loss on certain foreign currency contracts that are Section 1256 contracts will be treated as ordinary income and loss. Transactions that qualify as designated hedges are excepted from the mark-to-market rule and the “60%/40%” rule.

Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount and timing of recognition of the Fund’s income. Under future Treasury Regulations, any such transactions that are not directly related to a Fund’s investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above. If the net foreign exchange loss for a year exceeds a Fund’s investment company taxable income (computed without regard to such loss), the resulting ordinary loss for such year will not be deductible by the Fund or its shareholders in future years.

Offsetting positions held by a Fund involving certain financial forward, futures or options contracts may be considered, for federal income tax purposes, to constitute “straddles.” The tax treatment of “straddles” is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund is treated as entering into “straddles” by engaging in certain financial forward, futures or option contracts, such straddles could be characterized as “mixed straddles” if the futures, forward, or option contracts comprising a part of such straddles are governed by Section 1256 of the Code, described above. A Fund may make one or more elections with respect to “mixed straddles.” Depending upon which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income. Because the application of the straddle rules may affect the character of gains and losses, defer losses, and/or accelerate the recognition of gains or losses from affected straddle positions, the amount which must be distributed to Fund shareholders, and which will be taxed to Fund shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to if a Fund had not engaged in such transactions.

If a Fund enters into a “constructive sale” of any appreciated position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale occurs when a Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; (iii) certain futures or forward contracts; or (iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon a Fund’s holding period in the property. Losses from a constructive sale of property will be recognized when the property is subsequently disposed of. The character of such losses will depend upon a Fund’s holding period in the property and the application of various loss deferral provisions in the Code.

The amount of long-term capital gain a Fund may recognize from derivative transactions is limited with respect to certain pass-through entities. The amount of long-term capital gain is limited to the amount of such gain a Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

“Passive foreign investment companies” (“PFICs”) are generally defined as foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income. If a Fund acquires any equity interest (which generally includes not only stock but also an option to acquire stock such as is inherent in a convertible bond under proposed Treasury Regulations) in a PFIC, the Fund could be subject to federal income tax and IRS interest charges on “excess distributions” received from the PFIC or on gain from the sale of stock in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. Excess distributions will be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions would have been classified as capital gain.

A Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require a Fund to recognize taxable income or gain without the concurrent receipt of cash. Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. Because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, however, a Fund may incur the tax and interest charges described above in some instances.

Rules governing the federal income tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a regulated investment company might be jeopardized. The Funds intend to monitor developments in this area. Certain requirements that must be met under the Code in order for each Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in swap agreements.

In addition to the investments described above, prospective shareholders should be aware that other investments made by a Fund may involve sophisticated tax rules that may result in income or gain recognition by the Fund without corresponding current cash receipts. Although a Fund seeks to avoid significant noncash income, such noncash income could be recognized by the Fund, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Fund could be required at times to liquidate investments prematurely in order to satisfy its minimum distribution requirements. In addition, payments received by a Fund in connection with securities lending and repurchase agreements will not qualify for recently enacted reductions in individual federal income tax on certain dividends and so may be taxable as ordinary income.

Taxation of Distributions. For federal income tax purposes, a RIC’s earnings and profits, described above, are determined at the end of the RIC’s taxable year and are allocated pro rata over the entire year. All distributions paid out of a RIC’s earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in shares of the RIC, generally are deemed to be taxable distributions and must be reported on each RIC shareholder’s federal income tax return. Distributions in excess of a RIC’s earnings and profits will first be treated as a return of capital up to the amount of a shareholder’s tax basis in its RIC shares and then capital gain. A RIC may make distributions in excess of earnings and profits to a limited extent, from time to time.

Distributions designated by a RIC as a capital gain distribution will be taxed to its shareholders as long-term capital gain (to the extent such distributions do not exceed the RIC’s actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held RIC shares. Each RIC will designate capital gains distributions, if any, in a written notice mailed by the RIC to its shareholders not later than 60 days after the close of the RIC’s taxable year.

Sales and Exchanges of Fund Shares. If a shareholder sells, pursuant to a cash or in-kind redemption, or exchanges his or her Fund shares, subject to the discussion below, he or she generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and his or her tax basis in the shares. This gain or loss will be long-term capital gain or loss if he or she has held such Fund shares for more than one year at the time of the sale or exchange. Under certain circumstances, an individual shareholder receiving qualified dividend income from a Fund, explained further below, may be required to treat a loss on the sale or exchange of Fund shares as a long-term capital loss.

If a shareholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, as a result of having initially acquired those shares, he or she subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred in acquiring the Fund’s shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Also, if a shareholder realizes a loss on a disposition of Fund shares, the loss will be disallowed to the extent that he or she purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be included in the tax basis of the purchased shares.

If a shareholder receives a capital gain distribution with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain distribution. This loss disallowance rule does not apply to losses realized under a periodic redemption plan.

Foreign Taxes. Amounts realized by a Fund on foreign securities may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of non-U.S. corporations, the Fund will be eligible to file an annual election with the IRS pursuant to which the Fund may pass through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Fund, which may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. No assurance is given that a Fund eligible to make such election will do so.

Federal Income Tax Rates. The maximum individual federal income tax rate applicable to ordinary income generally is 35% and the maximum rate applicable to realized net capital gain generally is 15%.

The maximum individual federal income tax rate applicable to “qualified dividend income” is 15%. In general, “qualified dividend income” is income attributable to dividends received from certain domestic and foreign corporations on or after January 1, 2003, as long as certain holding period requirements are met. If 95% or more of a Fund’s gross income constitutes qualified dividend income, all of its distributions will be treated as qualified dividend income in the hands of individual shareholders, as long as they meet certain holding period requirements set forth below for their Fund shares. If less than 95% of the Fund’s income is attributable to qualified dividend income, then only the portion of the Fund’s distributions that are attributable to and designated as such in a timely manner will be so treated in the hands of individual shareholders. A Fund will be treated as realizing qualified dividend income only to the extent it receives dividends attributable to investments in certain domestic and foreign corporations and certain holding period requirements are met, and individual Fund shareholders will be treated a realizing qualified dividend income from the Fund only to the extent that the shareholders meet certain holding period requirements with respect to their Fund shares. Payments received by the Fund derived from securities lending, repurchase and other derivative transactions ordinarily will not be qualified dividend income. The rules attributable to the qualification of Fund distributions as qualified dividend income are complex, including the holding period requirements. Individual Fund shareholders therefore are urged to consult their own tax advisors and financial planners.

The maximum corporate federal income tax rate applicable to ordinary income and net capital gain is 35%. Marginal tax rates may be higher for some shareholders to reduce or eliminate the benefit of lower marginal income tax rates. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters. Federal income tax rates are set to increase in future years under various “sunset” provisions of laws enacted in 2001 and 2004.

Backup Withholding. The Trust may be required to withhold, subject to certain exemptions, at a rate of 28% (“backup withholding”) on all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder, unless the shareholder generally certifies that the “taxpayer identification number” (“TIN”), generally the shareholder’s social security or employer identification number, provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Fund that the shareholder’s TIN is incorrect or that the shareholder is subject to backup withholding. This tax is not an additional federal income tax imposed on the shareholder, and the shareholder may claim the tax withheld as a tax payment on his or her federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. The rate of back-up withholding is set to increase in future years under “sunset” provisions of law enacted in 2001.

Tax-Deferred Plans. The shares of the Funds are available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts, including IRAs, Simplified Employee Pension Plans (“SEP-IRAs”), Savings Incentive Match Plans for Employees (“SIMPLE Plans”), Roth IRAs, and Coverdell Education Savings Accounts. Prospective investors should contact their tax advisors and financial planners regarding the tax consequences to them of holding Fund shares through a tax-advantaged plan or account.

Corporate Shareholders. Subject to limitation and other rules, a corporate shareholder of a Fund may be eligible for the dividends-received deduction on Fund distributions attributable to dividends received by the Fund attributable to domestic corporations, which, if received directly by the corporate shareholder, would qualify for such deduction. In general, a distribution by a Fund attributable to dividends of a domestic corporation will only be eligible for the deduction if certain holding period requirements are met. These requirements are complex, and, therefore, corporate shareholders of the Funds are urged to consult their own tax advisors and financial planners.

TAX ADVANTAGED BOND FUND.    The Tax Advantaged Bond Fund will be qualified to pay exempt-interest dividends to its shareholders only if, at the close of each quarter of the Fund’s taxable year, at least 50% of the value of the Fund’s total assets consists of obligations the interest on which is exempt from federal income tax. Distributions that the Fund properly designates as exempt-interest dividends are treated by shareholders as interest excludable from their gross income for federal income tax purposes but may be taxable for federal alternative minimum tax purposes and for state and local purposes. Because the Fund intends to be qualified to pay exempt-interest dividends, the Fund may be limited in its ability to enter into taxable transactions involving forward commitments, repurchase agreements, financial futures, and options contracts on financial futures, tax-exempt bond indices, and other assets.

The Fund uses the “average annual” method to determine the designated percentage of dividends that qualifies as tax-exempt income. This designation is made annually in January. The percentage of a particular dividend that is designated as tax-exempt income may be substantially different from the percentage of the Fund’s income that was tax-exempt during the period from which the distribution was made.

Exempt-interest dividends are exempt from regular federal income tax, but they may affect the tax liabilities of taxpayers who are subject to the AMT. Exempt-interest dividends are also includible in the modified income of shareholders who receive Social Security benefits for purposes of determining the extent to which such benefits may be taxable.

Part or all of the interest on indebtedness, if any, incurred or continued by a shareholder to purchase or carry shares of the Tax Advantaged Bond Fund is not deductible. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of the Fund’s total distributions (not including distributions from net long-term capital gains) paid to the shareholder that are exempt-interest dividends. Under rules used by the Internal Revenue Service for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of the shares.

In general, exempt-interest dividends, if any, attributable to interest received on certain private activity obligations and certain industrial development bonds will not be tax-exempt to any shareholders who are “substantial users” of the facilities financed by such obligations or bonds or who are “related persons” of such substantial users.

If a shareholder sells shares at a loss within six months of purchase, any loss will be disallowed for Federal income tax purposes to the extent of any exempt-interest dividends received on such shares.

STATE AND LOCAL.    Each Fund may be subject to state or local taxes in jurisdictions in which such Fund may be deemed to be doing business. In addition, in those states or localities which have income tax laws, the treatment of such Fund and its shareholders under such laws may differ from their treatment under federal income tax laws, and investment in such Fund may have different tax consequences for shareholders than would direct investment in such Fund’s portfolio securities. Shareholders should consult their own tax advisers concerning these matters.

CODES OF ETHICS

The Manager intends that: all of its activities function exclusively for the benefit of the owners or beneficiaries of the assets it manages; assets under management or knowledge as to current or prospective transactions in managed assets are not utilized for personal advantage or for the advantage of anyone other than the owners or beneficiaries of those assets; persons associated with the Manager and the Trust avoid situations involving actual or potential conflicts of interest with the owners or beneficiaries of managed assets; and situations appearing to involve actual or potential conflicts of interest or impairment of objectivity are avoided whenever doing so does not run counter to the interests of the owners or beneficiaries of the managed assets. The Board of Trustees of the

Trust has adopted a Code of Ethics which imposes certain prohibitions, restrictions, preclearance requirements and reporting rules on the personal securities transactions of subscribers to the Code, who include the Trust’s officers and Trustees and the employees of the Manager. BGFA, Bridgeway, Rainier, Northern Trust, and Capital Guardian have adopted similar Codes of Ethics relating to their employees, and the Board of Trustees of the Trust has adopted BGFA, Bridgeway, Rainier, Northern Trust, and Capital Guardian’s Code of Ethics insofar as it relates to their respective employees’ activities in connection with the Trust. The Board of Trustees believes that the provisions of its Code of Ethics are reasonably designed to prevent subscribers from engaging in conduct that violates these principles. Subscribers to the Codes of Ethics may invest in securities, including securities that may be purchased or held by a Fund.

SHARES

The Trust was organized as a business trust pursuant to the laws of the State of Delaware on June 8, 2000. The Trust is authorized to issue an unlimited number of shares of beneficial interest in the Trust, all without par value. Shares are divided into and may be issued in a designated series representing beneficial interests in one of the Trust’s Funds. There are currently fifteen series of shares.

Each share of a series issued and outstanding is entitled to participate equally in dividends and distributions declared by such series and, upon liquidation or dissolution, in net assets allocated to such series remaining after satisfaction of outstanding liabilities. The shares of each series, when issued, will be fully paid and non-assessable and have no preemptive or conversion rights.

The following table shows certain information for shareholders of the Trust who beneficially own more than 5% of a Class of the Fund’s outstanding shares as of April 2, 2007. As the owner of more than 25% of the outstanding shares of the share classes specified below, a shareholder is deemed to control the applicable share class. When shareholders are asked to vote on an issue at the share class level (such as when voting on a change to the Trust’s 12b-1 Plan for the share class), a controlling shareholder can significantly influence the outcome of the voting. A controlling shareholder also can take other shareholder actions permitted by the Trust’s Declaration of Trust and Bylaws, such as convening a shareholder meeting on an issue that impacts the specific share class.

(1) Title of Class of Shares	(2) Name and address of beneficial owner	(3) Amount and nature of beneficial ownership (Shares)	(4) Percent of class
Small/Mid Cap Equity Fund— Legacy Class A	State Farm Auto Company—1 State Farm Plaza, Bloomington, IL 61710-0001	1,896,238.2310	28%
International Equity Fund— Legacy Class A	State Farm Auto Company—1 State Farm Plaza, Bloomington, IL 61710-0001	1,844,426.6780	40%
Small Cap Index Fund— Legacy Class A	State Farm Auto Company—1 State Farm Plaza, Bloomington, IL 61710-0001	2,075,447.6730	16%
International Index Fund— Legacy Class A	State Farm Auto Company—1 State Farm Plaza, Bloomington, IL 61710-0001	1,878,963.1520	20%
Equity and Bond Fund— Legacy Class A	State Farm Auto Company—1 State Farm Plaza, Bloomington, IL 61710-0001	1,398,835.5920	13%
Tax Advantaged Bond Fund—Legacy Class A	State Farm Auto Company—1 State Farm Plaza, Bloomington, IL 61710-0001	2,748,086.0250	46%
Small/Mid Cap Equity Fund— Legacy Class B	State Farm Auto Company—1 State Farm Plaza, Bloomington, IL 61710-0001	677,649,0100	28%
International Equity Fund— Legacy Class B	State Farm Auto Company—1 State Farm Plaza, Bloomington, IL 61710-0001	837,018.3650	53%

(1) Title of Class of Shares	(2) Name and address of beneficial owner	(3) Amount and nature of beneficial ownership (Shares)	(4) Percent of class
S&P 500 Index Fund— Legacy Class B	State Farm Auto Company—1 State Farm Plaza, Bloomington, IL 61710-0001	1,099,833.8460	8%
Small Cap Index Fund— Legacy Class B	State Farm Auto Company—1 State Farm Plaza, Bloomington, IL 61710-0001	1,201,581.1900	25%
International Index Fund— Legacy Class B	State Farm Auto Company—1 State Farm Plaza, Bloomington, IL 61710-0001	977,823.4280	33%
Equity and Bond Fund— Legacy Class B	State Farm Auto Company—1 State Farm Plaza, Bloomington, IL 61710-0001	1,522,368.1110	29%
Bond Fund—Legacy Class B	State Farm Auto Company—1 State Farm Plaza, Bloomington, IL 61710-0001	1,692,588.9160	32%
Tax Advantaged Bond Fund—Legacy Class B	State Farm Auto Company—1 State Farm Plaza, Bloomington, IL 61710-0001	2,122,165.6640	87%
Money Market Fund— Legacy Class B	State Farm Auto Company—1 State Farm Plaza, Bloomington, IL 61710-0001	2,215,292.9500	52%
Equity Fund— Institutional Class	State Farm Mutual Fund Trust—1 State Farm Plaza, Bloomington, IL 61701-0001	13,800,065.7540	83%
Small/Mid Cap Equity Fund—Institutional Class	State Farm Auto Company—1 State Farm Plaza, Bloomington, IL 61710-0001	265,176.1520	17%
Equity and Bond Fund— Institutional Class	John H Phelps—4207 Fairmont PKWY Pasadena TX 77504-3324	62,440.8880	5%
Bond Fund—Institutional Class	State Farm Mutual Fund Trust—1 State Farm Plaza, Bloomington, IL 61701-0001	7,600.306.3700	85%
Tax Advantaged Bond Fund—Institutional Class	Stephen G Chan—1422 Montero Ave Burlingame CA 94010-5558	992.0190	5%
Tax Advantaged Bond Fund—Institutional Class	State Farm Auto Company—1 State Farm Plaza, Bloomington, IL 61710-0001	9,940.6660	57%
LifePath Income Fund— Institutional Class	Dolores L. Ott—28 Crestview Avenue, Madison, NJ 07940	66,351.1880	6%
LifePath Income Fund— Institutional Class	Thomas W Demory—21658 Hawley Rd Glenwood IA 51534-5112	60,628.5410	5%
International Equity— Institutional Class	State Farm Auto Company—1 State Farm Plaza, Bloomington, IL 61710-0001	339,326.5880	35%
S&P 500 Index Fund— Institutional Class	State Farm Auto Company—1 State Farm Plaza, Bloomington, IL 61710-0001	623,403.5490	9%
Small Cap Index Fund— Institutional Class	State Farm Auto Company—1 State Farm Plaza, Bloomington, IL 61710-0001	240,331.0050	7%
International Index Fund— Institutional Class	State Farm Auto Company—1 State Farm Plaza, Bloomington, IL 61710-0001	329,005.4380	12%
Equity Fund—Class R-1	State Farm Auto Company—1 State Farm Plaza, Bloomington, IL 61710-0001	129,032.2580	45%
Small/Mid Cap Equity Fund— Class R-1	State Farm Auto Company—1 State Farm Plaza, Bloomington, IL 61710-0001	113,765.6430	53%
International Equity Fund— Class R-1	State Farm Auto Company—1 State Farm Plaza, Bloomington, IL 61710-0001	120,192.3080	60%
S&P 500 Index Fund— Class R-1	State Farm Auto Company—1 State Farm Plaza, Bloomington, IL 61710-0001	116,009.2810	21%

(1) Title of Class of Shares	(2) Name and address of beneficial owner	(3) Amount and nature of beneficial ownership (Shares)	(4) Percent of class
Small Cap Index Fund— Class R-1	State Farm Auto Company—1 State Farm Plaza, Bloomington, IL 61710-0001	82,440.2310	35%
Small Cap Index Fund— Class R-1	Innovative Intuitive Tech—711 Kimberly Ave, #270 Placentia CA 92870-6347	16,169.5710	6%
International Index Fund— Class R-1	State Farm Auto Company—1 State Farm Plaza, Bloomington, IL 61710-0001	110,253.5830	48%
Equity and Bond Fund— Class R-1	Fentress Builders, Inc—6006 E. 38th St Indianapolis IN 46226-5602	12,955.1760	5%
Equity and Bond Fund— Class R-1	State Farm Auto Company—1 State Farm Plaza, Bloomington, IL 61710-0001	109,529.0250	46%
Equity and Bond Fund— Class R-1	Disaster Restor Serves of North Texas—PO Box 550934 Dallas TX 75355-0934	16,932.9700	7%
Equity and Bond Fund— Class R-1	Mark Pardo—1307 Juan Tabo NE Albuquerque NM 87112-4403	14,781.7140	6%
Bond Fund—Class R-1	State Farm Auto Company—1 State Farm Plaza, Bloomington, IL 61710-0001	94,250.7070	39%
Money Market Fund— Class R-1	State Farm Auto Company—1 State Farm Plaza, Bloomington, IL 61710-0001	1,000,000.000	23%
Money Market Fund— Class R-1	Borowiak IGA Foodliner Inc—13 East Main St Albion IL 62806-1201	310,046.2700	7%
LifePath Income Fund— Class R-1	Mike’s Auto Body & Repair Inc—7116 Castor Ave Philadelphia PA 19149-1103	33,016.7890	26%
LifePath Income Fund— Class R-1	State Farm Auto Company—1 State Farm Plaza, Bloomington, IL 61710-0001	9,132.4200	7%
LifePath Income Fund— Class R-1	Penn Industries Inc—109 N Pennsylvania Ave Oklahoma City OK 73107-7021	7,718.5300	6%
LifePath Income Fund— Class R-1	Builders & Homeowners Supply—1701 W Industrial Ave Midland TX 79701-7736	6,319.2290	5%
LifePath 2010 Fund— Class R-1	Ron J Yang DDS Inc—39271 Mission Blvd Suite 200 Fremont CA 94539-3039	25,275.5320	9%
LifePath 2010 Fund— Class R-1	Premium Fresh Farms LLC—20800 Spence Rd Salinas CA 93908-9512	14,219.8700	5%
Equity Fund—Class A	State Farm Auto Company—1 State Farm Plaza, Bloomington, IL 61710-0001	473,933.6490	41%
Small/Mid Cap Equity Fund— Class A	State Farm Auto Company—1 State Farm Plaza, Bloomington, IL 61710-0001	881,057.2690	79%
International Equity Fund— Class A	State Farm Auto Company—1 State Farm Plaza, Bloomington, IL 61710-0001	843,170.3200	78%
S&P 500 Index Fund— Class A	State Farm Auto Company—1 State Farm Plaza, Bloomington, IL 61710-0001	1,004,016.0640	36%
Small Cap Index Fund— Class A	State Farm Auto Company—1 State Farm Plaza, Bloomington, IL 61710-0001	664,010.6240	50%
International Index Fund— Class A	State Farm Auto Company—1 State Farm Plaza, Bloomington, IL 61710-0001	766,871.1660	48%
Equity and Bond Fund— Class A	State Farm Auto Company—1 State Farm Plaza, Bloomington, IL 61710-0001	1,001,001.0010	70%

(1) Title of Class of Shares	(2) Name and address of beneficial owner	(3) Amount and nature of beneficial ownership (Shares)	(4) Percent of class
Bond Fund—Class A	State Farm Auto Company—1 State Farm Plaza, Bloomington, IL 61710-0001	494,599.8420	32%
Bond Fund—Class A	Daniel Welch & Marcia Welch—2513 Partridge Dr Winter Haven FL 33884-3033	77,716.4420	5%
Tax Advantaged Bond Fund—Class A	State Farm Auto Company—1 State Farm Plaza, Bloomington, IL 61710-0001	305,838.7400	31%
Tax Advantaged Bond Fund—Class A	Helen Koch—1400 S 2nd St, Canon City CO 81212-4724	69,038.3170	7%
Money Market Fund— Class A	State Farm Auto Company—1 State Farm Plaza, Bloomington, IL 61710-0001	2,500,000.0000	10%
Money Market Fund— Class A	Gregory & Jennifer Simpson—2402 S Steen Rd Veradale WA 99037-8020	1,800,472.2700	7%
Equity Fund— Class R-2	State Farm Auto Company—1 State Farm Plaza, Bloomington, IL 61710-0001	129,032.2580	32%
Equity Fund—Class R-2	Montgomery Communications Inc.—222 W 6th St Junction City KS 66441-3047	59,222.4920	15%
Equity Fund—Class R-2	Southern Waste Services, Inc—PO Box 15459 Panama City FL 32406-5459	47,040.3510	11%
Equity Fund—Class R-2	A1A Transportation Inc—15151 NW 33rd Place Miami Gardens FL 33054-2400	19,842.1910	5%
Small/Mid Cap Equity Fund—Class R-2	State Farm Auto Company—1 State Farm Plaza, Bloomington, IL 61710-0001	113,765.6430	58%
Small/Mid Cap Equity Fund—Class R-2	Laser Technologies Inc—7070 S Tucson Way Centennial CO 80112-3921	21,382.0320	11%
International Equity Fund— Class R-2	State Farm Auto Company—1 State Farm Plaza, Bloomington, IL 61710-0001	120,192.3080	61%
International Equity Fund— Class R-2	ASIM—269 W Renner Parkway Richardson TX 75080-1316	18,166.4200	9%
S&P 500 Index Fund— Class R-2	State Farm Auto Company—1 State Farm Plaza, Bloomington, IL 61710-0001	116,009.2810	19%
S&P 500 Index Fund— Class R-2	Peter Chang Ent, Inc—28530 Orchard Lake Rd Farmington Hills MI 48334-2987	93,486.2460	15%
S&P 500 Index Fund— Class R-2	Kendall Printing Company—3331 W 29th St Greeley CO 80631-8528	47,984.4410	8%
S&P 500 Index Fund— Class R-2	Infinity Systems—6385 Corporate Dr STE 306 Colorado Springs CO 80919-5913	39,018.4780	6%
S&P 500 Index Fund— Class R-2	EG&A Corporation Inc—1420 State Highway 206 Bedminster NJ 07921	40,960.7780	6%
Small Cap Index Fund— Class R-2	State Farm Auto Company—1 State Farm Plaza, Bloomington, IL 61710-0001	82,440.2310	36%
Small Cap Index Fund— Class R-2	Southern Waste Services, Inc—PO Box 15459 Panama City FL 32406-5459	31,538.9730	13%
Small Cap Index Fund— Class R-2	Infinity Systems—6385 Corporate Dr STE 306 Colorado Springs CO 80919-5913	25,971.9920	11%
Small Cap Index Fund— Class R-2	Valabco Inc.—499 Alvarado St Monterey CA 93940-2739	13,355.9200	5%

(1) Title of Class of Shares	(2) Name and address of beneficial owner	(3) Amount and nature of beneficial ownership (Shares)	(4) Percent of class
International Index Fund — Class R-2	State Farm Auto Company—1 State Farm Plaza, Bloomington, IL 61710-0001	110,253.5830	45%
International Index Fund— Class R-2	Infinity Systems—6385 Corporate Dr STE 306 Colorado Springs CO 80919-5913	23,313.3090	9%
International Index Fund— Class R-2	Valabco Inc.—499 Alvarado St Monterey CA 93940-2739	19,243.7130	7%
International Index Fund— Class R-2	Southern Waste Services, Inc—PO Box 15459 Panama City FL 32406-5459	17,234.7180	7%
Equity and Bond Fund— Class R-2	State Farm Auto Company—1 State Farm Plaza, Bloomington, IL 61710-0001	109,529.0250	61%
Equity and Bond Fund— Class R-2	A1A Transportation Inc—15151 NW 33rd Place Miami Gardens FL 33054-2400	25,784.0760	14%
Bond Fund—Class R-2	State Farm Auto Company—1 State Farm Plaza, Bloomington, IL 61710-0001	94,250.7070	42%
Bond Fund—Class R-2	Kendall Printing Company—3331 W 29th St Greeley CO 80631-8528	27,996.3970	12%
Money Market Fund— Class R-2	State Farm Auto Company—1 State Farm Plaza, Bloomington, IL 61710-0001	1,000,000.0000	20%
Money Market Fund— Class R-2	D’Ambrosio—1221 E Lancaster Ave Downingtown PA 19335-5369	577,208.8500	11%
Money Market Fund— Class R-2	Alpine Home Care Retirement Plan—1970 S 200 E Salt Lake City UT 84115-2402	571,389.5600	11%
Money Market Fund— Class R-2	Municipal Acctg Systems—508 E 25th St PO Box 1325 Shawnee OK 74802-1325	536,760.5100	10%
Money Market Fund— Class R-2	Armil Construction Co—3072 Park Ave Memphis TN 38111-3018	365,936.2300	7%
LifePath Income Fund— Class R-2	Kirby and Kirby—2614 Artesia BLVD Redondo Beach CA 90278-3312	29,658.0290	25%
LifePath Income Fund— Class R-2	Recheks Food Mart Inc.—609 N Spring St Beaver Dam WI 53916-2040	17,531.5120	15%
LifePath Income Fund— Class R-2	Tri County Air—1080 Enterprise Ct Nokomis FL 34275-3620	16,240.0380	14%
LifePath Income Fund— Class R-2	Buchanan Auto Park—11194 Buchanan Trail East Waynesboro PA 17268-9425	11,277.7800	9%
LifePath Income Fund— Class R-2	State Farm Auto Company—1 State Farm Plaza, Bloomington, IL 61710-0001	9,132.4200	7%
LifePath Income Fund— Class R-2	Laser Technologies Inc—7070 S Tucson Way Centennial CO 80112-3921	7,-467.2760	6%
LifePath Income Fund— Class R-2	Superior Mechanical Services—6655 Mid Cities Ave Beltsville MD 20705-1415	6,276.2420	5%
LifePath 2010 Fund— Class R-2	Bone & Joint Specialists—17053 S 71 HWY STE 203 Belton MO 64012	40,295.1650	16%
LifePath 2010 Fund— Class R-2	Spncler & Tharpe LLC—PO Box 398 225 W King St Dalton GA 30722-0398	34,243.1830	14%
LifePath 2010 Fund— Class R-2	Tri County Air—1080 Enterprise Ct Nokomis FL 34275-3620	20,829.0730	8%

(1) Title of Class of Shares	(2) Name and address of beneficial owner	(3) Amount and nature of beneficial ownership (Shares)	(4) Percent of class
LifePath 2010 Fund— Class R-2	Colonial Collision—936 W Ann Arbor Rd Plymouth MI 48170-2139	18,594.4110	7%
LifePath 2010 Fund— Class R-2	Alpine Home Care Retirement Plan—1970 S 200 E Salt Lake City UT 84115-2402	13,748.5050	5%
LifePath 2020 Fund— Class R-2	Recheks Food Mart Inc.—609 N Spring St Beaver Dam WI 53916-2040	49,086.9730	10%
LifePath 2020 Fund— Class R-2	Bone & Joint Specialists—17053 S 71 HWY STE 203 Belton MO 64012	43,105.0970	9%
LifePath 2020 Fund— Class R-2	Tri County Air—1080 Enterprise Ct Nokomis FL 34275-3620	39,006.8530	8%
LifePath 2020 Fund— Class R-2	Luther Ford Sales, Inc—1470 Oakland Ave Indiana PA 15701-2493	28,703.4320	6%
LifePath 2020 Fund— Class R-2	Bochek Auto Body Inc—1009 Russelton Rd, Cheswick PA 15024-1045	32,070.9600	6%
LifePath 2020 Fund— Class R-2	Macneil Auto Products—2435 Wisconsin Ave Downers Grove IL 60515-4018	30,616.9520	6%
LifePath 2030 Fund— Class R-2	Infinity Systems—6385 Corporate Dr STE 306 Colorado Springs CO 80919-5913	44,820.8450	10%
LifePath 2030 Fund— Class R-2	Craig Chan DDS Inc—761 Garden View Ct STE 103 Encinitas CA 92024-2400	35,908.6610	8%
LifePath 2030 Fund— Class R-2	Recheks Food Mart Inc.—609 N Spring St Beaver Dam WI 53916-2040	26,411.9390	6%
LifePath 2030 Fund— Class R-2	Central Collision Center—9646 W 196th St Mokena IL 60448-9315	23,724.3560	5%
LifePath 2030 Fund— Class R-2	Tri County Air—1080 Enterprise Ct Nokomis FL 34275-3620	24,261.7600	5%
LifePath 2030 Fund— Class R-2	ASIM—269 W Renner Parkway Richardson TX 75080-1316	22,139.1480	5%
LifePath 2030 Fund— Class R-2	D’Ambrosio—1221 E Lancaster Ave Downingtown PA 19335-5369	25,195.5700	5%
LifePath 2040 Fund— Class R-2	Armil Construction Co—3072 Park Ave Memphis TN 38111-3018	78,105.1470	20%
LifePath 2040 Fund— Class R-2	D’Ambrosio—1221 E Lancaster Ave Downingtown PA 19335-5369	40,552.5410	10%
LifePath 2040 Fund— Class R-2	Infinity Systems—6385 Corporate Dr STE 306 Colorado Springs CO 80919-5913	34,554.7810	9%
LifePath 2040 Fund— Class R-2	Food Service Technologies—5256 Eisenhower Ave Alexandria VA 22304-4816	25,677.5850	6%
LifePath 2040 Fund— Class R-2	Macneil Auto Products—2435 Wisconsin Ave Downers Grove IL 60515-4018	23,111.8110	6%
LifePath 2040 Fund— Class R-2	Colonial Collision—936 W Ann Arbor Rd Plymouth MI 48170-2139	21,788.2440	5%
Equity Fund—Class R-3	State Farm Auto Company—1 State Farm Plaza, Bloomington, IL 61710-0001	129,032.2580	79%
Equity Fund—Class R-3	Johnson Robinson—1201 Elm St Suite 4440 Dallas TX 75270-2164	11,084.3010	6%

(1) Title of Class of Shares	(2) Name and address of beneficial owner	(3) Amount and nature of beneficial ownership (Shares)	(4) Percent of class
Small/Mid Cap Equity Fund—Class R-3	State Farm Auto Company—1 State Farm Plaza, Bloomington, IL 61710-0001	113,765.6430	90%
International Equity Fund— Class R-3	State Farm Auto Company—1 State Farm Plaza, Bloomington, IL 61710-0001	120,192.3080	92%
S&P 500 Index Fund— Class R-3	State Farm Auto Company—1 State Farm Plaza, Bloomington, IL 61710-0001	116,009.2810	73%
S&P 500 Index Fund— Class R-3	Theseus Logic Inc—2500 Maitland Center Parkway Maitland FL 32751-7224	17,178.8270	10%
Small Cap Index Fund— Class R-3	State Farm Auto Company—1 State Farm Plaza, Bloomington, IL 61710-0001	82,440.2310	88%
International Index Fund— Class R-3	State Farm Auto Company—1 State Farm Plaza, Bloomington, IL 61710-0001	110,253.5830	88%
Equity and Bond Fund— Class R-3	State Farm Auto Company—1 State Farm Plaza, Bloomington, IL 61710-0001	109,529.0250	93%
Bond Fund—Class R-3	State Farm Auto Company—1 State Farm Plaza, Bloomington, IL 61710-0001	94,250.7070	81%
Bond Fund—Class R-3	Riley Gardner Memorial—PO Box 868, Hamilton, TX 76531	7,923.6690	6%
Money Market Fund— Class R-3	State Farm Auto Company—1 State Farm Plaza, Bloomington, IL 61710-0001	1,000,000.0000	76%
Money Market Fund— Class R-3	Mark Saxon—605 West Huntington Drive #428, Monrovia, CA 91016	98,866.1100	7%
Money Market Fund— Class R-3	Johnson Robinson—1201 Elm St Suite 4440 Dallas TX 75270-2164	91,206.4000	7%
LifePath Income Fund— Class R-3	State Farm Auto Company—1 State Farm Plaza, Bloomington, IL 61710-0001	9,132.4200	98%
LifePath 2010 Fund— Class R-3	Johnson Robinson—1201 Elm St Suite 4440 Dallas TX 75270-2164	9,812.9260	31%
LifePath 2010 Fund— Class R-3	Donald J Palenshus—1000 West Main St Crestine OH 44827-1378	7,064.7440	22%
LifePath 2010 Fund— Class R-3	State Farm Auto Company—1 State Farm Plaza, Bloomington, IL 61710-0001	8,795.0750	28%
LifePath 2010 Fund— Class R-3	Mary M. Andrews—315 West Genesee St Auburn NY 13021-3150	2,746.5670	8%
LifePath 2010 Fund— Class R-3	Store 401(k)—Foxfire PO Box 181, White Hall, VA 22987	1,665.6990	5%
LifePath 2020 Fund— Class R-3	Suzette De Salvo—5217 Harlem Ave Chicago IL 60656-1803	38,842.9460	26%
LifePath 2020 Fund— Class R-3	Johnson Robinson—1201 Elm St Suite 4440 Dallas TX 75270-2164	31,526.3880	21%
LifePath 2020 Fund— Class R-3	DPC Engineering P.C.—145 Prescott Ave Elmira HTS NY 14903-1768	15,337.3490	10%
LifePath 2020 Fund— Class R-3	David R Baird—75 Cedar Ln Aubrey TX 76227-5003	12,141.4490	8%
LifePath 2020 Fund— Class R-3	Mary M. Andrews—315 West Genesee St Auburn NY 13021-3150	8,527.2610	5%

(1) Title of Class of Shares	(2) Name and address of beneficial owner	(3) Amount and nature of beneficial ownership (Shares)	(4) Percent of class
LifePath 2020 Fund— Class R-3	State Farm Auto Company—1 State Farm Plaza, Bloomington, IL 61710-0001	8,481.7640	5%
LifePath 2030 Fund— Class R-3	Theseus Logic Inc—2500 Maitland Center Parkway Maitland FL 32751-7224	17,896.1140	24%
LifePath 2030 Fund— Class R-3	John T. Lu—128 Maplewood Dr. Griffin, GA 30224	14,527.6380	20%
LifePath 2030 Fund— Class R-3	Suzette De Salvo—5217 Harlem Ave Chicago IL 60656-1803	8,028.6590	11%
LifePath 2030 Fund— Class R-3	State Farm Auto Company—1 State Farm Plaza, Bloomington, IL 61710-0001	8,305.6480	11%
LifePath 2030 Fund— Class R-3	David R Baird—75 Cedar Ln Aubrey TX 76227-5003	7,761.3370	10%
LifePath 2030 Fund— Class R-3	DPC Engineering P.C.—145 Prescott Ave Elmira HTS NY 14903-1768	5,665.8600	7%
LifePath 2040 Fund— Class R-3	State Farm Auto Company—1 State Farm Plaza, Bloomington, IL 61710-0001	8,130.0810	26%
LifePath 2040 Fund— Class R-3	John Spears—20180 Governors Highway Suite, Olympia Fields, IL 60461	5,081.2790	16%
LifePath 2040 Fund— Class R-3	Theseus Logic Inc—2500 Maitland Center Parkway Maitland FL 32751-7224	4,165.9740	13%
LifePath 2040 Fund— Class R-3	Darrell Cavanaugh—34 Westgate, Valley Village, CA 92677	3,534.0690	11%
LifePath 2040 Fund— Class R-3	Brenda Long—11637 Lilac Street, Demotte, IN 46310	2,199.4940	7%
LifePath 2040 Fund— Class R-3	Johnson Robinson—1201 Elm St Suite 4440 Dallas TX 75270-2164	1,702.3400	5%
LifePath 2040 Fund— Class R-3	AM Architecture Corp—151 Boggs Hill Rd, Wheeling, WV 26003	1,602.9300	5%
Equity Fund—Class B	State Farm Auto Company—1 State Farm Plaza, Bloomington, IL 61710-0001	473,933.6490	89%
Small/Mid Cap Equity Fund—Class B	State Farm Auto Company—1 State Farm Plaza, Bloomington, IL 61710-0001	881,057.2690	97%
International Equity Fund— Class B	State Farm Auto Company—1 State Farm Plaza, Bloomington, IL 61710-0001	843,170.3200	97%
S&P 500 Index Fund— Class B	State Farm Auto Company—1 State Farm Plaza, Bloomington, IL 61710-0001	1,004,016.0640	85%
Small Cap Index Fund— Class B	State Farm Auto Company—1 State Farm Plaza, Bloomington, IL 61710-0001	664,010.6240	91%
International Index Fund— Class B	State Farm Auto Company—1 State Farm Plaza, Bloomington, IL 61710-0001	766,871.1660	92%
Equity and Bond Fund— Class B	State Farm Auto Company—1 State Farm Plaza, Bloomington, IL 61710-0001	1,001,001.0010	96%
Bond Fund—Class B	State Farm Auto Company—1 State Farm Plaza, Bloomington, IL 61710-0001	494,559.8420	91%
Tax Advantaged Bond Fund—Class B	State Farm Auto Company—1 State Farm Plaza, Bloomington, IL 61710-0001	305,838.7400	98%

(1) Title of Class of Shares	(2) Name and address of beneficial owner	(3) Amount and nature of beneficial ownership (Shares)	(4) Percent of class
Money Market Fund— Class B	State Farm Auto Company—1 State Farm Plaza, Bloomington, IL 61710-0001	2,500,000.0000	97%
LifePath Income Fund— Class B	State Farm Auto Company—1 State Farm Plaza, Bloomington, IL 61710-0001	17,467.2490	25%
LifePath 2010 Fund— Class B	State Farm Auto Company—1 State Farm Plaza, Bloomington, IL 61710-0001	16,273.3930	8%

The amount of each Fund’s equity securities owned by trustees and officers of the Trust as a group is less than 1%.

The Master Portfolios are series of the Master Fund, an open-end, series management investment company organized as Delaware business trust. The Master Fund was organized October 21, 1993. The Master Fund currently consists of multiple series, including the Master Portfolios.

VOTING RIGHTS

Each share (including fractional shares) is entitled to one vote for each dollar of net asset value represented by that share on all matters to which the holder of that share is entitled to vote. Only shares representing interests in a particular Fund will be entitled to vote on matters affecting only that Fund. The shares do not have cumulative voting rights. Accordingly, owners having shares representing more than 50% of the assets of the Trust voting for the election of Trustees could elect all of the Trustees of the Trust if they choose to do so, and in such event, shareowners having voting interests in the remaining shares would not be able to elect any Trustees.

Matters requiring separate shareholder voting by Fund shall have been effectively acted upon with respect to any Fund if a majority of the outstanding voting interests of that Fund vote for approval of the matter, notwithstanding that: (1) the matter has not been approved by a majority of the outstanding voting interests of any other Fund; or (2) the matter has not been approved by a majority of the outstanding voting interests of the Trust.

In a situation where an Equity Index Fund does not receive instruction from certain of its shareholders on how to vote the corresponding shares of a Master Portfolio, such Equity Index Fund will vote such shares in the same proportion as the shares of which the Equity Index Fund does receive voting instructions.

FINANCIAL STATEMENTS

The audited financial statements for the Trust for the fiscal year ended December 31, 2006, the notes thereto and the report of Ernst & Young LLP thereon are incorporated herein by reference from the Trust’s annual report to shareholders dated December 31, 2006.

APPENDIX A

DESCRIPTION OF BOND RATINGS

A rating of a rating service represents the service’s opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Manager believes that the quality of debt securities in which a Fund invests should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the ratings services from other sources which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

The following is a description of the characteristics of ratings used by Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Corporation (“S&P”).

RATINGS BY MOODY’S

Aaa—Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. Although the various protective elements are likely to change, such changes are not likely to impair the fundamentally strong position of such bonds.

Aa—Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa bonds or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in Aaa bonds.

A—Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa—Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba—Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B—Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa—Bonds rated Caa are of poor standing. Such bonds may be in default or there may be present elements of danger with respect to principal or interest.

Ca—Bonds rated Ca represent obligations which are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

C—Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Conditional Ratings. The designation “Con.” followed by a rating indicated bonds for which the security depends upon the completion of some act or the fulfillment of some condition. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody’s believes possess the strongest investment attributes are designated by the symbols Aa 1, A 1, Baa 1, Ba 1, and B 1.

MUNICIPAL NOTES:

MIG 1.    This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2.    This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3.    This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less established.

COMMERCIAL PAPER:

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Prime-1 Highest Quality

Prime-2 Higher Quality

Prime-3 High Quality

If an issuer represents to Moody’s that its commercial paper obligations are supported by the credit of another entity or entities, Moody’s, in assigning ratings to such issuers, evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments, or other entities, but only as one factor in the total rating assessment.

S&P RATINGS

AAA—Bonds rated AAA have the highest rating. Capacity to pay principal and interest is extremely strong.

AA—Bonds rated AA have a very strong capacity to pay principal and interest and differ from AAA bonds only in small degree.

A—Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB—Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this capacity than for bonds in higher rated categories.

BB—B—CCC—CC—Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation among such bonds and CC the highest degree of speculation. Although such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C—The rating C is reserved for income bonds on which no interest is being paid.

In order to provide more detailed indications of credit quality, S&P’s bond letter ratings described above (except for AAA category) may be modified by the addition of a plus or a minus sign to show relative standing within the rating category.

Provisional Ratings. The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, although addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon the failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

MUNICIPAL NOTES:

SP-1.    Notes rated SP-1 have very strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are designated SP-1+.

SP-2.    Notes rated SP-2 have satisfactory capacity to pay principal and interest.

Notes due in three years or less normally receive a note rating. Notes maturing beyond three years normally receive a bond rating, although the following criteria are used in making that assessment:

—	Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue will be rated as a note).

—	Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be rated as a note).

COMMERCIAL PAPER:

A.    Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2 and 3 to indicate the relative degree of safety.

A-1.    This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are designated A-1+.